Exhibit 10-p

EXECUTION VERSION

STOCK PURCHASE AGREEMENT

by and among

VP ACQUISITION HOLDINGS, INC.,

THE STOCKHOLDERS OF VP ACQUISITION HOLDINGS, INC.,

THE OPTIONHOLDERS OF VP ACQUISITION HOLDINGS, INC.,

AMERICAN CAPITAL, LTD.,
as Securityholder Representative,

and

NORDSON CORPORATION

Dated as of July 15, 2011

i

ii

iii

INDEX OF EXHIBITS

Exhibit A	Initial Securityholder Allocations

Exhibit B	Transaction Expenses

Exhibit C	Securityholders Party to Joinder Agreements

Exhibit D	Joinder Agreement

INDEX OF SCHEDULES

Schedule 1.01	—	Persons with Knowledge

Schedule 2.01(f)	—	Net Working Capital

Schedule 2.03(b)(v)	—	Indebtedness to be Repaid

Schedule 9.01(c)	—	Required Consents

Schedule 9.01(d)	—	Governmental Approvals

Disclosure Schedules

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STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of July 15, 2011, by and among VP Acquisition Holdings, Inc., a Delaware corporation (the “Company”), the Persons identified as “Stockholders” of the Company listed on the signature pages hereto (each, a “Stockholder,” and collectively, the “Stockholders”), the Persons identified as “Optionholders” on the signature pages hereto (each, an “Optionholder,” and collectively, the “Optionholders”), and the Persons listed on Exhibit C hereto and which have, or by the Closing Date will have, joined in this Agreement pursuant to a Joinder Agreement (the “Joinder Agreements”) in the form attached hereto as Exhibit D (together with the Stockholders and the Optionholders sometimes referred to herein as the “Securityholders,” and each, a “Securityholder”), ACAS, in its capacity as the Securityholder Representative (the “Securityholder Representative”), and Nordson Corporation, an Ohio corporation (the “Buyer”). Unless otherwise provided, capitalized terms used herein are defined in Article 1 below.

PRELIMINARY STATEMENTS

          A. The Stockholders collectively own all of the issued and outstanding capital stock of the Company, which as of the date hereof consists of 36,040 shares of Common Stock (the “Shares”).

          B. The Optionholders own all of the Options, which as of the date hereof consists of Options to acquire up to 3,289 shares of Common Stock on the terms and conditions provided in the Stock Incentive Plan and the agreements evidencing such Options.

          C. Upon the terms and subject to the conditions set forth herein, the Buyer desires to acquire from the Stockholders, and the Stockholders desire to sell to the Buyer, all of the issued and outstanding Shares as of the Closing.

STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

     Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

          “ACAS” means American Capital, Ltd.

          “ACEI” means American Capital Equity I, LLC.

          “ACEII” means American Capital Equity II, LP.

          “Affiliate” means (except as otherwise specifically defined herein), as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Notwithstanding the foregoing, no Person of which ACAS, ACEI or ACEII owns debt or equity interests, other than the Company and its Subsidiaries, shall be deemed an Affiliate of the Company or any Subsidiary for purposes of this Agreement.

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          “Antitrust Approval Fees” means all fees payable by the Company, any Subsidiary and the Securityholders to any Governmental Authority in connection with the Antitrust Approvals to the extent not paid by the Buyer pursuant to Section 8.07(a).

          “Antitrust Approvals” means each notification of the transactions contemplated hereby filed with the appropriate Governmental Authority, and the approval of the transactions contemplated hereby by such Governmental Authority and/or the expiration of any applicable waiting period related thereto, in each case as required pursuant to such Antitrust Law.

          “Antitrust Law” means any applicable antitrust and competition Law, including the HSR Act.

          “Business Day” means any day excluding Saturday, Sunday and any day on which banking institutions located in the State of Colorado are authorized or required to close.

          “Cap” means $12,500,000.

          “Cash” means cash, cash equivalents and marketable securities.

          “Cash Amount” means the bank balance of all Cash held by the Company or any Subsidiary as of the close of business on the Closing Date plus an amount equal to the aggregate exercise price the Optionholders would have paid if the Optionholders had exercised all Options immediately prior to the Closing, before giving effect to the transactions contemplated hereby, plus any deposits posted by the Company or any Subsidiary as reserves, escrows, security deposits, cash collateral or other similar amounts, as all are to be classified in accordance with GAAP.

          “Code” means the Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

          “Common Stock” means the Company’s common stock, par value $0.001 per share.

          “Employee Benefit Plan” means each retirement, welfare, severance, incentive or bonus, deferred compensation, cafeteria or Section 125, profit sharing, vacation or paid-time-off, stock purchase, stock option or equity incentive plan, program, agreement or arrangement, and any other material employee benefit plan, program or arrangement that is maintained or contributed to by the Company or any ERISA Affiliate, other than (i) statutorily-mandated plans or programs and (ii) any agreement or arrangement for future benefits contained or described in this Agreement or in an agreement, document or instrument to be executed and delivered by the Company or any Subsidiary pursuant to or as contemplated in this Agreement.

          “ERISA Affiliate” means any Subsidiary of the Company and any trade or business (whether or not incorporated) that is part of the same controlled group, or under common control with, or part of an affiliated service group that includes the Company or any Subsidiary within the meaning of Section 414(b), (c), (m), or (o) of the Code.

          “Fully Diluted Number of Shares” means the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the Closing held by the Stockholders, plus the total number of shares of Common Stock that the Optionholders could have purchased if the Optionholders had exercised their Options in full immediately prior to the Closing.

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          “GAAP” means United States generally accepted accounting principles, consistently applied in accordance with the Latest Balance Sheet.

          “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          “Indebtedness” means, with respect to any Person at any date, without duplication, all obligations of such Person:

          (a) under capitalized leases;

          (b) for borrowed money or in respect of loans or advances;

          (c) for notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money;

          (d) for the face amount of any letter of credit issued as to which that Person is otherwise liable for reimbursement of drawings;

          (e) for the direct or indirect guarantee, endorsement, co-making, discounting with recourse of sale with recourse by such Person of the obligation of another Person;

          (f) for all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any interest rate agreement and currency agreement, whether entered into for hedging or speculative purposes;

          (g) for all unpaid or deferred income Tax liabilities;

          (h) with regard to the Company, the amount of any unpaid management fees payable to ACAS or its Affiliates; and

          (i) for all accrued interest, prepayment premiums or penalties and fees on the foregoing which would be payable if such obligations were paid in full as of such date.

          For the avoidance of doubt, Indebtedness shall not include (i) any guarantees, letters of credit, performance bonds, bid bonds or other sureties of any kind or nature issued by or on behalf of the Company or any Subsidiary in connection with any customer contracts, proposals or otherwise, (ii) any trade payables accumulated in the ordinary course of business of the Company or any Subsidiary, or (iii) payables or loans of any kind or nature between the Company and its Subsidiaries or between Subsidiaries.

          “Indebtedness Amount” means the amount required to repay all outstanding Indebtedness of the Company and any Subsidiary as of the close of business on the date immediately preceding the Closing Date. The foregoing shall be determined on a consolidated basis for the Company and its Subsidiaries and in accordance with GAAP (except as otherwise provided in the definition of Indebtedness), consistent with the preparation of the Latest Balance Sheet.

          “Knowledge” when used in the phrase “to the Knowledge of the Company” or similar phrases means, and shall be limited to, the actual knowledge of the individuals listed on Schedule 1.01 hereto.

          “Lazard” means Lazard Middle Market LLC.

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          “Material Adverse Effect” means a material adverse effect which has occurred to the financial condition or results of operations of the Company and the Subsidiaries on a consolidated basis; provided, that for purposes of this Agreement, a Material Adverse Effect shall not include the effect of (a) changes to the industry or markets in which the business of the Company or any Subsidiary operates that are not unique to such business, (b) the announcement or disclosure of the transactions contemplated herein, (c) general economic, regulatory or political conditions or changes, (d) changes in or the condition of financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (e) military action or any act of terrorism, (f) changes in Law or GAAP after the date hereof, (g) compliance with the terms of this Agreement or any request of the Buyer, (h) actions taken or to be taken in connection with the sale of the Shares, (i) a flood, hurricane, earthquake or other natural disaster, or (j) the failure of the Company or any Subsidiary to meet or achieve the results set forth in any internal projection, or (k) any matter set forth in Schedule 3.06, Schedule 3.08, Schedule 3.12, items 9, 10 or 11 of Schedule 3.19, or Schedule 3.21. The Buyer acknowledges that there could be a disruption to the Company or any Subsidiary’s business as a result of the execution of this Agreement, the announcement by the Buyer of its intention to purchase the Company or the announcement of the Stockholders of their intention to sell the Company, and the consummation of the transactions contemplated hereby, and the Buyer agrees that such disruptions do not and shall not constitute a Material Adverse Effect.

          “Net Working Capital” means, subject to the exceptions and qualifications, if any, set forth on Schedule 2.01(f) hereto, the excess of (a) the Company’s current assets (excluding Cash, Tax assets and the Payable Amount), over (b) the Company’s current liabilities (excluding Tax liabilities and Indebtedness).

          “Net Working Capital Amount” means the Net Working Capital of the Company as of the close of business on the date immediately preceding the Closing Date.

          “Options” shall mean all options to purchase Common Stock of the Company validly issued under the Stock Incentive Plan which are vested and exercisable (or will become vested and exercisable as a result of the transactions contemplated hereby) and which are outstanding immediately prior to the Closing.

          “Payables Amount” means the aggregate amount of all accounts payable owed by the Buyer or any of its Affiliates to the Company or any of its Subsidiaries as of the Closing Date.

          “Permitted Liens” means any (i) Liens in respect of Taxes and other government charges and assessments the validity of which is being contested in good faith by appropriate proceedings or Liens in respect of Taxes and other government charges and assessments not yet due and payable or which can be paid currently with no penalty; (ii) landlords’, lessors’, warehousemens’, employees’, materialmens’, mechanics’, carriers’, workmen’s, repairmen’s, statutorily imposed or other like Liens arising or incurred in the ordinary course of business for amounts not yet due and payable; (iii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties that are contracts entered into in connection with the Company or any Subsidiary; (iv) limitations on the rights of the Company or any Subsidiary under any Contract or Real Property Lease that are expressly set forth in such contract or lease; (v) survey exceptions, imperfections of title, Liens or other title matters affecting any tangible asset owned by the Company or any Subsidiary that would not, individually or in the aggregate, impair the occupancy or current use of the tangible asset they encumber; (vi) Liens and other similar restrictions of record identified in any title reports obtained by or made available to Buyer; (vii) with respect to the Leased Real Property, zoning, building codes and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such Leased Real Property and do not materially interfere with the present use of the Leased Real Property; (viii) any and all service contracts and agreements affecting any tangible asset owned by the Company or any Subsidiary; (ix) Liens securing Indebtedness to be repaid and released in connection with the Closing; (x) with respect to Shares or Options, restrictions on transfer under applicable

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securities Laws, the Stock Incentive Plan, or the Stockholders’ Agreement; (xi) Liens that secure obligations reflected as liabilities in the Financial Statements (or the existence of which is referred to in the notes accompanying the Audited Financial Statements); (xii) deposits or pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature; (xiii) Liens which are being contested in good faith solely to the extent of any reserve included in the calculation of Net Working Capital hereunder; and (xiv) Liens which, individually or in the aggregate, do not materially detract from the value, or materially interfere with the present use, of the Company’s tangible personal property.

          “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

          “Reference Date” means October 14, 2005.

          “Securityholder Allocation Percentage” means (A) with respect to each Stockholder, the quotient determined by dividing (i) the number of Shares held by such Stockholder immediately prior to the Closing by (ii) the Fully Diluted Number of Shares, and (B) with respect to each Optionholder, the quotient determined by dividing (i) the number of shares of Common Stock such Optionholder could have purchased if such Optionholder had exercised such Optionholder’s Options in full immediately prior to the Closing by (ii) the Fully Diluted Number of Shares. The initial Securityholder Allocation Percentage for each Securityholder is set forth on Exhibit Ahereto, which exhibit may be updated and delivered to the Buyer in connection with the deliveries to be made pursuant to Section 2.01. Notwithstanding the foregoing, the Securityholder Representative shall have the right and authority to equitably adjust the Securityholder Allocation Percentages of the Securityholders with respect to the amounts to be released to the Securityholders from the Reserve Account in connection with the payment of Losses resulting from breaches of a particular Securityholder’s representations, warranties, covenants or agreements hereunder.

          “Stock Incentive Plan” shall mean the Company’s Stock Incentive Plan dated December 31, 2008.

          “Stockholders’ Agreement” means that certain Stockholders’ Agreement dated as of October 14, 2005, by and among the Company and the Stockholders party thereto, as amended.

          “Subsidiary” means any entity, the securities or other ownership interests of which are directly or indirectly owned by the Company.

          “Target Working Capital Amount” means $3,747,145.33.

          “Tax” means any federal, state, local or foreign income, gross receipts, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, assessment, duty, fee, levy or other governmental charge, including any interest, penalty or addition thereto.

          “Tax Returns” means any return, report, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any Governmental Authority or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws relating to any Tax.

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          “Transaction Expenses” means the fees, costs or expenses incurred by any Securityholder, the Company or any Subsidiary in connection with the sale of the Shares or the cancellation of the Options and set forth on Exhibit B hereto (as the same may be updated on or prior to the Closing Date), including all fees and expenses of Lazard but excluding Antitrust Approval Fees.

          “Transaction Tax Benefit Amount” means the amount obtained by multiplying (A) the sum of (i) all of the Optionholder Closing Payment Amounts for all Optionholders, (ii) payments under deferred compensation arrangements and (iii) any other deductible Transaction Expenses by (B) 39.6%.

          “Treasury Regulations” means the regulations promulgated under the Code. Any reference in this Agreement to Treasury Regulations are intended to refer to such regulations and to such regulations as they may be amended and to any corresponding provision or provisions of succeeding Law.

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     Section 1.02. Cross-References to Other Defined Terms. Each term listed below is defined in the Section of this Agreement listed opposite such term:

Term	Section
Agreement	Preface
AP	Section 8.06
Approvals	Section 3.18
Assignee	Section 12.05
Audited Financial Statements	Section 3.09(a)(i)
Buyer	Preface
Buyer’s Representatives	Section 7.01
Closing	Section 2.03(a)
Closing Date	Section 2.03(a)
Collateral Source	Section 11.02(e)
Company	Preface
Confidentiality Agreement	Section 7.01
Contracts	Section 3.16
Draft Computation	Section 2.04(a)
Environmental Requirement(s)	Section 3.21
ERISA	Section 3.19(b)
Estimated Purchase Price	Section 2.01
Financial Statements	Section 3.09(a)(ii)
Firm	Section 2.04(a)
Fundamental Representations	Section 11.01
Governmental Authority	Section 3.04
Indemnified Representative	Section 7.04
Indemnitee	Section 11.02(d)

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Term	Section
Indemnitors	Section 11.02(d)
Initial Reserve Amount	Section 2.05
Joinder Agreements	Preface
Judicial Action	Section 12.08
Latest Balance Sheet	Section 3.09(a)(ii)
Laws	Section 3.04
Leased Real Property; Leased Real Properties	Section 3.11(b)
Liens	Section 3.14
Loss; Losses	Section 11.02
Objection Notice	Section 2.04(a)
Optionholder; Optionholders	Preface
Optionholder Closing Payment Amount	Section 2.02(b)
Panel	Section 12.07(b)
PB	Section 2.03(a)
Purchase Price	Section 2.01
Real Property Lease; Real Property Leases	Section 3.11(a)
Reserve Account	Section 2.05
Schedule; Schedules	Article 3 Preamble
Securityholder; Securityholders	Preface
Securityholder Representative	Section 11.04(a)
Securityholder Working Capital Payment	Section 2.04(b)(ii)
Shares	Preliminary Statement A
Stockholder; Stockholders	Preface
Stockholder Closing Payment Amount	Section 2.02(a)
Survival Period	Section 11.01

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Term	Section
Tax and ERISA Representations	Section 11.01
Tax Benefit	Section 11.02(e)
Terminating Agreements	Section 12.14
Third Party Claim	Section 11.02(d)
Unaudited Financial Statements	Section 3.09(a)(ii)
Updated Schedules	Section 6.03

ARTICLE 2
PURCHASE AND SALE

     Section 2.01. Estimated Purchase Price. At least two (2) Business Days prior to the Closing Date, the Company shall deliver to the Buyer the Company’s good faith estimate, on a reasonable basis using the Company’s then available financial information, of the Purchase Price (such estimate is referred to as the “Estimated Purchase Price”) and the initial Securityholder Allocation Percentage for each Securityholder. The Estimated Purchase Price, and each component thereof, shall be determined on a consolidated basis using the same accounting methods, policies, principles, practices and procedures, with consistent classifications, judgments and estimation methodology, as were used in preparation of the Latest Balance Sheet or, to the extent applicable, in accordance with any changes to such accounting methods, policies, principles, practices and procedures which are documented in the Company’s books and records prior to the Closing. The amount of the Estimated Purchase Price payable to each Securityholder is set forth on Exhibit A hereto, which exhibit may be updated and delivered to the Buyer in connection with the deliveries to be made pursuant to this Section 2.01. For purposes of this Agreement, “Purchase Price” means an amount equal to:

          (a) $250,000,000,

          (b) plus the Cash Amount,

          (c) plus the Payables Amount,

          (d) minus the Indebtedness Amount,

          (e) plus the Transaction Tax Benefit Amount,

          (f) (i) plus the excess of the Net Working Capital Amount over the Target Working Capital Amount, if any, or (ii) minus the excess of the Target Working Capital Amount over the Net Working Capital Amount,

          (g) minus the amount of the Transaction Expenses,

          (h) plus the amount of the Antitrust Approval Fees.

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     Section 2.02. Purchase and Sale of the Shares; Payment of Options.

          (a) Purchase and Sale of Shares. As of the Closing, upon the terms and subject to the conditions set forth in this Agreement, each Stockholder shall sell, assign, transfer and convey to the Buyer, and the Buyer shall purchase and acquire from each such Stockholder, all of the Shares held by such Stockholder. Subject to Section 2.04, the purchase price to be paid by the Buyer to each Stockholder for the Shares held by such Stockholder shall consist of a payment at the Closing, by wire transfer of immediately available funds to the account of such Stockholder set forth on Exhibit A hereto (as the same may be updated prior to Closing), of an amount of cash equal to the result of (A) the Estimated Purchase Price multiplied by such Stockholder’s Securityholder Allocation Percentage, minus (C) the Initial Reserve Amount multiplied by such Stockholder’s Securityholder Allocation Percentage (with respect to a Stockholder, such Stockholder’s “Stockholder Closing Payment Amount”).

          (b) Cash Out of the Options. As of the Closing and simultaneously with the payment to the Stockholders of the Stockholder Closing Payment Amounts, upon the terms and subject to the conditions set forth in this Agreement (including Section 2.04), the Buyer shall pay, or irrevocably cause the Company to pay (by providing funds to the Company or otherwise), to each Optionholder, in cancellation of such Optionholder’s Options, an amount in cash equal to the excess of (i) the result of (A) the Estimated Purchase Price multiplied by such Optionholder’s Securityholder Allocation Percentage, minus (B) the Initial Reserve Amount multiplied by such Optionholder’s Securityholder Allocation Percentage, over (ii) the aggregate exercise price such Optionholder would have paid if such Optionholder had exercised all such Options immediately prior to the Closing (with respect to an Optionholder, such Optionholder’s “Optionholder Closing Payment Amount”), less all applicable withholding Taxes. Each Optionholder agrees that he or she will not exercise his or her Option at or prior to the Closing, and that upon the payment by the Company or the Buyer to such Optionholder of the Optionholder Closing Payment Amount, less all applicable withholding Taxes, the Options held by such Optionholder will be cancelled and of no further force and effect.

     Section 2.03. The Closing.

          (a) The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Patton Boggs LLP (“PB”) in Dallas, Texas, at 10:00 a.m. on the third (3rd) Business Day following full satisfaction or due waiver of all of the closing conditions set forth in Article 9 hereof (other than those to be satisfied at the Closing) or on such other date as is mutually agreeable to the Buyer and Securityholder Representative. The date of the Closing is referred to herein as the “Closing Date.”

          (b) Upon the terms and subject to the conditions set forth in this Agreement, the parties hereto shall consummate the following transactions as of the Closing:

          (i) each Stockholder shall deliver to the Buyer all of the stock certificates representing the Shares held by such Stockholder duly endorsed for transfer or accompanied by duly executed stock powers (or other form of assignment or transfer) or a duly executed lost stock affidavit in a form reasonably acceptable to the Buyer and the Company;

          (ii) the Buyer shall deliver to each Stockholder, by wire transfer of immediately available funds to the account designated by such Stockholder, cash in an amount equal to such Stockholder’s Stockholder Closing Payment Amount;

          (iii) the Buyer shall pay to each such Optionholder, by wire transfer of immediately available funds to the account designated by such Optionholder, an amount equal to such Optionholder’s Optionholder Closing Payment Amount, less all applicable withholding Taxes;

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          (iv) the Buyer shall deliver to the Securityholder Representative, for the benefit of the Securityholders in accordance with their respective Securityholder Allocation Percentages, by wire transfer of immediately available funds to the Reserve Account, cash in an amount equal to the Initial Reserve Amount;

          (v) the Buyer shall pay on behalf of the Company and the Subsidiaries, all Indebtedness of the Company and the Subsidiaries set forth on Schedule 2.03(b)(v) hereto in accordance with the payoff letters and other payment instructions provided by the Company or the Securityholder Representative;

          (vi) the Buyer shall pay on behalf of the Company and the Securityholders, the Transaction Expenses set forth on Exhibit B hereto; and

          (vii) the Buyer, the Company and the Securityholders shall make such other deliveries as are required by and in accordance with Article 9 hereof.

     Section 2.04. Post-Closing Adjustment.

          (a) Post-Closing Determination. Within forty-five (45) days after the Closing Date, the Buyer and its auditors shall prepare and deliver to the Securityholder Representative (i) the Buyer’s determinations of the Cash Amount, the Indebtedness Amount, and the Net Working Capital Amount, and (ii) the Buyer’s calculation of the Purchase Price (collectively, the “Draft Computation”). The Draft Computation shall be prepared and the Cash Amount, the Indebtedness Amount, and the Net Working Capital Amount shall be determined on a consolidated basis using the same accounting methods, policies, principles, practices and procedures, with consistent classifications, judgments and estimation methodology, as were used in preparation of the Latest Balance Sheet or, to the extent applicable, in accordance with any changes to such accounting methods, policies, principles, practices and procedures which are documented in the Company’s books and records prior to the Closing, and shall not include any changes in assets or liabilities as a result of purchase or other non-cash accounting adjustments or other changes arising from or resulting as a consequence of the transactions contemplated hereby. The parties agree that the purpose of preparing the Draft Computation and determining the Cash Amount, the Indebtedness Amount, and the Net Working Capital Amount and the related purchase price adjustment contemplated by this Section 2.04 is to measure the amount of Cash and Indebtedness and changes in Net Working Capital, and such processes are not intended to permit the introduction of different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies for the purpose of preparing the Draft Computation or determining Cash, Indebtedness or Net Working Capital. The Company and its auditors will make available to the Buyer and its auditors, employees and advisors all records and work papers used in preparing the Estimated Purchase Price. The Buyer and its auditors will make available to the Securityholder Representative and its auditors, employees and advisors all records and work papers used in preparing the Draft Computation and will prepare and deliver to the Securityholder Representative a detailed analysis of the changes behind any material variance(s) between the Buyer’s determination of the Cash Amount, the Indebtedness Amount and the Net Working Capital Amount, and the corresponding estimates of such amounts as determined by the Company pursuant to Section 2.01 hereof. If the Securityholder Representative disagrees with any aspect of the Draft Computation, the Securityholder Representative may, within forty-five (45) days after receipt of the Draft Computation, deliver a notice (an “Objection Notice”) to the Buyer setting forth the Securityholder Representative’s determination of the Cash Amount, the Indebtedness Amount, and/or the Net Working Capital Amount and the Securityholder Representative’s calculation of the Purchase Price. If the Securityholder Representative does not deliver an Objection Notice to the Buyer within forty-five (45) days after receipt of the Draft Computation, then the parties hereto will be deemed to have agreed to the Draft Computation and the components of such Draft Computation shall be deemed to be finally determined as set forth therein. The Buyer and the Securityholder Representative shall use reasonable efforts to resolve any disagreements as to the Draft

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Computation and the Objection Notice, but if they do not obtain a final resolution within forty-five (45) days after the Buyer has received the Objection Notice, the Buyer and the Securityholder Representative shall jointly retain Grant Thornton LLP or such other accounting firm acceptable to the Buyer and the Securityholder Representative (the “Firm”) to resolve any remaining disagreements. The Buyer and the Securityholder Representative shall direct the Firm to render a determination within thirty (30) days after its retention and the Buyer, the Securityholder Representative and their respective agents shall cooperate with the Firm during its engagement. The Firm will act as an expert and not as an arbitrator in conducting its analysis and may consider only those items and amounts in the Draft Computation or Objection Notice which the Buyer and the Securityholder Representative are unable to resolve. In resolving any disputed item, the Firm may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party. The Firm’s determination shall be based solely on written submissions by the Buyer and the Securityholder Representative (i.e., not on independent review) and on the definitions included herein. The determination of the Firm shall be conclusive and binding upon the Buyer, the Securityholder Representative and the Securityholders. Until the Firm makes its determination, the costs and expenses of the Firm shall be borne equally by the Buyer, on the one hand, and the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages), on the other hand; provided, that when the Firm makes its determination, any costs and expenses (including costs and expenses previously advanced) shall be allocated between the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages), on the one hand, and the Buyer, on the other hand, based upon the percentage that the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For example, if the Securityholder Representative claims the Net Working Capital Amount is $1,000 greater than the amount determined by the Buyer, and the Buyer contests only $500 of the amount claimed by the Securityholder Representative, and if the Firm ultimately resolves the dispute by awarding the Securityholders $300 of the $500 contested, then the costs and expenses of the Firm will be allocated 60% (i.e., 300 ÷ 500) to the Buyer and 40% (i.e., 200 ÷ 500) to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages).

          (b) Post-Closing Adjustment.

          (i) Payment by the Buyer. If the Purchase Price as finally determined pursuant to Section 2.04(a) exceeds the Estimated Purchase Price by more than $250,000, then within five (5) Business Days after such final determination, the Buyer shall pay to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages), by wire transfer or delivery of other immediately available funds, an amount equal to the amount by which such excess exceeds $250,000; provided, however, that in lieu of any distribution of such amount to the Securityholders, the Securityholder Representative, in its sole discretion, may retain all or any portion of such amounts as part of the Reserve Account.

          (ii) Payment by the Securityholders. If the Purchase Price as finally determined pursuant to Section 2.04(a) is less than the Estimated Purchase Price, then within five (5) Business Days after the determination thereof, the Securityholder Representative shall pay to the Buyer from the Reserve Account an amount equal to the amount by which such excess exceeds $250,000 (the amount of such excess, the “Securityholder Working Capital Payment”) and, in the event that the Reserve Account is insufficient to pay the full amount of the Securityholder Working Capital Payment, then each Securityholder shall promptly pay to Buyer by wire transfer or delivery of other immediately available funds, an amount equal to (i) the unpaid portion of the Securityholder Working Capital Payment multiplied by (ii) such Securityholder’s Securityholder Allocation Percentage.

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     Section 2.05. Reserve Account. At Closing, the Securityholder Representative shall retain from the Estimated Purchase Price the sum of One Million Dollars ($1,000,000) (the “Initial Reserve Amount”) for deposit into a bank account controlled by the Securityholder Representative (together with any amount retained by the Securityholder Representative pursuant to Section 2.04(b)(i), the “Reserve Account”). All amounts on deposit in the Reserve Account, including any earnings thereon, shall be available to the Securityholder Representative to cover costs and expenses incurred by the Securityholder Representative in the performance of its obligations as Securityholder Representative, including, without limitation, costs and expenses, if any, incurred by the Securityholder Representative (i) in resolving any adjustments pursuant to Section 2.04, (ii) in defending any indemnification claims brought under Article 11hereof, and (iii) in paying any amounts (including fees, costs and expenses) otherwise payable by the Securityholders to the Buyer or the Securityholder Representative pursuant to the terms hereof. Amounts in the Reserve Account may also be applied by the Securityholder Representative as permitted in accordance with Section 11.04.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Buyer that each statement contained in this Article 3 is correct and complete, except as set forth in the Schedules accompanying this Agreement or in any Updated Schedule delivered pursuant to Section 6.03 (each a “Schedule” and, collectively, the “Schedules”). Capitalized terms used in the Schedules and not otherwise defined therein shall have the meanings ascribed to such terms in this Agreement.

     Section 3.01. Organization and Qualification.

          (a) The Company and each of the Subsidiaries are corporations duly organized, validly existing and, where applicable, in good standing under the Laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries have full corporate power and authority to own or lease their respective properties and to conduct their businesses in the manner and in the places where such properties are owned or leased and where such businesses are currently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The copies of the Company’s and the Subsidiaries’ respective certificates or articles of incorporation and bylaws, as each have been amended to date and heretofore made available to the Buyer and/or its agents, are complete and correct, and no amendments thereto are pending.

          (b) The Company and each of the Subsidiaries are duly licensed and qualified to do business and in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification to do business necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.02. Capitalization; Subsidiaries; Securities Owned.

          (a) The authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, 36,040 shares of which are issued and outstanding as of the date hereof. Schedule 3.02hereto sets forth (i) all of the holders of the Company’s issued and outstanding Shares and Options, and (ii) the number of Shares and Options held by each such holder. All of the Shares have been duly authorized, are validly issued, fully paid and nonassessable, and are neither subject to, nor were they issued in violation of, any preemptive rights. The Company is the sole owner, directly or indirectly, of 100% of the outstanding capital stock of each of the Subsidiaries which are listed on Schedule 3.02 hereto. The ownership and capitalization of each of the Subsidiaries is as set forth on Schedule 3.02 hereto. Other than the shares the Company owns in the Subsidiaries, the Company does not own any capital stock or other equity securities issued by any

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other Person (other than Cash). Except for this Agreement, the Options, as contemplated by the Stock Incentive Plan, the rights and restrictions set forth in the Stockholders’ Agreement or as set forth on Schedule 3.02 hereto, there are no outstanding or authorized options, warrants, rights, contracts, rights to subscribe, conversion rights, preemptive rights, or other agreements or commitments to which the Company or any Subsidiary is a party or which are binding upon the Company or any Subsidiary providing for the issuance, disposition or acquisition of any shares of capital stock of the Company or any Subsidiary. Except as set forth on Schedule 3.02, the outstanding capital stock of each Subsidiary is free and clear of any Lien, except for Permitted Liens.

          (b) Except as set forth on Schedule 3.02:

          (i) there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company or any Subsidiary;

          (ii) except as set forth in the Stockholders’ Agreement, there are no voting trusts, proxies or other written agreements or understandings with respect to the voting of the capital stock of the Company or any Subsidiary;

          (iii) there are no dividends which have accrued or been declared but are unpaid on any of the Shares or the capital stock of any Subsidiary; and

          (iv) except as set forth in the Stockholders’ Agreement, there are no shareholder or similar agreements which affect or restrict the voting rights or right to transfer any of the Shares or the capital stock of any Subsidiary, and there are no registration rights or similar agreements with respect to the Company or any Subsidiary in force or effect.

     Section 3.03. Authority of the Company.

          (a) The Company has the full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the performance of the Company’s obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and each agreement, document and instrument to be executed and delivered by the Company pursuant to this Agreement constitute, or will when executed and delivered constitute, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (b) The execution, delivery and performance by the Company of this Agreement and each such agreement, document and instrument contemplated by this Agreement to which it is a party:

          (i) do not and will not violate any provision of the certificate of incorporation or bylaws of the Company or the equivalent governing documents of any Subsidiary;

          (ii) subject to the Antitrust Approvals, do not and will not violate any Laws of the United States, or any state or other jurisdiction applicable to the Company or any Subsidiary, or require the Company to obtain any Approval, consent or waiver of, or make any filing with, any Person (including any Governmental Authority) that has not been obtained or made, which violation or failure to obtain or make would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

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          (iii) do not and will not result in a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, deed of trust, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award, whether written or oral, to which the Company or any Subsidiary is a party or by which the property of the Company or any Subsidiary is bound, except where any of the foregoing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or except as otherwise set forth on Schedule 3.03(b)(iii)hereto.

     Section 3.04. Compliance with Laws. Except as set forth on Schedule 3.04 hereto, and except with respect to the subject matter of the representations and warranties set forth in Section 3.06 (Taxes), Section 3.15 (Intellectual Property), Section 3.18(Permits), Section 3.19 (Employee Benefit Plans), Section 3.21 (Environmental Matters), and Section 3.22 (Employee Relations), the Company and each of the Subsidiaries are in material compliance with all applicable statutes, ordinances, orders, rules and regulations (“Laws”) promulgated by any federal, state, territory, municipal or other governmental authority (each, a “Governmental Authority”), which are necessary for the operation of the business of the Company or such Subsidiary as presently conducted.

     Section 3.05. Advisory and Other Fees. Neither the Company nor any of the Subsidiaries has incurred or shall become liable for any advisory fee, broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement, other than fees payable to Lazard and ACAS, which fees shall be paid as provided in Section 12.04, and other than the Transaction Expenses.

     Section 3.06. Taxes. Except as set forth on Schedule 3.06 hereto:

          (a) (i) since the Reference Date, all United States federal income Tax Returns of or with respect to the Company and the Subsidiaries required by Law to be filed have been timely filed (after giving effect to any applicable extensions granted) and all other material Tax Returns of or with respect to the Company and the Subsidiaries required by applicable federal, foreign, state, local or other Law to be filed have been timely filed (after giving effect to any applicable extensions granted);

          (ii) since the Reference Date, the Company and each of the Subsidiaries have timely paid or caused to be paid as of the date hereof all Taxes shown as due on the Tax Returns referred to in Section 3.06(a)(i), except to the extent such Taxes are being contested in good faith by the Company or a Subsidiary or are properly reserved for on the books or records of the Company or such Subsidiary; and

          (iii) since the Reference Date, there has not been any audit of any Tax Return filed by or with respect to the Company or any Subsidiary for which the applicable statute of limitations has not expired; no audit of any such Tax Return of or including the Company or any Subsidiary is in progress; and neither the Company nor any Subsidiary has been notified in writing by any Governmental Authority that any audit is contemplated or pending. Since the Reference Date, no written claim has been made by any Governmental Authority in a jurisdiction where the Company or any Subsidiary does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

          (b) Neither the Company nor any Subsidiary is a party to, bound by or has any obligation under any agreement relating to allocating or sharing the payment of, or liability for, Taxes or has any liability for Taxes of any Person other than members of the affiliated group, within the meaning of Section 1504(a) of the Code, filing consolidated federal income tax returns of which the Company is the common parent under Treasury Regulation § 1.1502-6 (or a similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.

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          (c) No closing agreement pursuant to Section 7121 of the Code or any similar provision of any state, local or foreign Law has been entered into by or with respect to the Company or any Subsidiary. Neither the Company nor any Subsidiary has agreed to, or is required to make any adjustment for, any period after the Closing Date pursuant to Section 481(a) of the Code by reason of any change in any accounting method. There is no application pending with any Governmental Authority requesting permission for any such change in any accounting method of the Company or any Subsidiary and the Internal Revenue Service has not proposed in writing any such adjustment or change in accounting method.

     Section 3.07. Officers and Directors; Books and Records.

          (a) Schedule 3.07(a) hereto sets forth the name and title of each officer and director of the Company and each Subsidiary.

          (b) The copies of the records of the Company and the Subsidiaries, as made available by the Company to the Buyer and/or its agents, are true and complete copies of the originals of such documents.

     Section 3.08. Litigation. Schedule 3.08 hereto sets forth each continuing action, suit, investigation and other proceeding pending or, to the Company’s Knowledge, threatened against the Company or any of the Subsidiaries, at law or in equity, or before or by any Governmental Authority (including any action, suit, investigation or proceeding (i) regarding the existence of a defect in the manufacture, production, distribution or sale of any products made or sold by or on behalf of the Company or any Subsidiary, or (ii) against or relating to any Employee Benefit Plan), other than workers’ compensation claims and routine claims for benefits under the Company’s Employee Benefit Plans, which would not reasonably be expected to have a Material Adverse Effect, and any action, suit, investigation or proceeding that is reasonably expected to be covered by insurance. Except as set forth on Schedule 3.08, neither the Company nor any Subsidiary is a party to any judgment, order or decree of any court, administration agency, commission or other Governmental Authority.

     Section 3.09. Financial Statements.

          (a) The Company has delivered to the Buyer the following financial statements, attached as Schedule 3.09(a) hereto:

          (i) audited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 2010 and audited consolidated statements of operations, stockholders’ equity, and cash flows for the fiscal year then ended (collectively, the “Audited Financial Statements”); and

          (ii) unaudited consolidated balance sheets of the Company and the Subsidiaries as of June 30, 2011 (the “Latest Balance Sheet”), and the related statements of operations and cash flows for the fiscal year and the six (6) months then ended (collectively, the “Unaudited Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”).

          (b) The Audited Financial Statements have been prepared in accordance with GAAP applied consistently during the periods covered thereby, and present fairly in all material respects the financial condition of the relevant entities at the dates of said statements and the results of their operations and cash flows for the periods covered thereby. The Unaudited Financial Statements have been prepared in accordance with GAAP applied consistently during the period covered thereby, and present fairly in all material respects the financial condition of the Company and the Subsidiaries at the date of such statements and the results of their operations and cash flows for the period covered thereby, except that they do not contain the materials and disclosures to be found in notes to financial statements prepared in accordance with GAAP, nor do they reflect year-end adjustments.

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          (c) Except as set forth on Schedule 3.09(c) hereto, neither the Company nor any Subsidiary has any liabilities that would be required to be reflected on a balance sheet prepared in accordance with GAAP, except for (i) liabilities reflected or reserved against on the Latest Balance Sheet (including all notes thereto); (ii) liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet; (iii) liabilities incurred in connection with the transactions contemplated hereby; (iv) liabilities arising under Contracts or other matters otherwise set forth in the Schedules hereto; and (iv) the Transaction Expenses.

     Section 3.10. Transactions with Affiliates. Except (i) for intra-company transactions amongst the Company and the Subsidiaries, (ii) transactions, agreements, contracts or understandings between ACAS, ACEI or ACEII and the Company or any Subsidiary or which otherwise relate to the purchase, transfer or voting of securities, in each case, which will be terminated as of the Closing, (iii) the Company’s or any Subsidiary’s organizational documents, (iv) as set forth on Schedule 3.10 hereto, and (v) to the extent reflected in the Financial Statements, since the date of the Latest Balance Sheet there have been no material transactions, contracts, understandings or agreements of any kind between the Company or any Subsidiary and any Person which is an Affiliate of the Company or such Subsidiary.

     Section 3.11. Real Properties.

          (a) The Company owns no real property.

          (b) Schedule 3.11(b) hereto sets forth each lease or other agreement under which the Company or any Subsidiary leases or has rights to use any material real property owned by a Person other than the Company or a Subsidiary (the “Real Property Leases” and, each individually, a “Real Property Lease”). The Real Property Leases are in full force and effect and (i) the Company or the applicable Subsidiary, as the case may be, has not defaulted thereunder and (ii) to the Knowledge of the Company, no event has occurred that with notice or lapse of time, or both, would constitute a default by the Company or the applicable Subsidiary, as the case may be, which would reasonably be expected to result in a termination of the applicable Real Property Lease. True and complete copies of the Real Property Leases have been made available to the Buyer and/or its agents by the Company. Except as set forth on Schedule 3.11(b) hereto, the Company or a Subsidiary has a valid and subsisting leasehold interest in all the real property which is the subject of each of the respective Real Property Leases set forth on Schedule 3.11(b) hereto (individually, the “Leased Real Property” and, collectively, the “Leased Real Properties”).

          (c) To the Knowledge of the Company, no material permit, license or certificate of occupancy pertaining to the leasing or operation of any Leased Real Property, other than those which are transferable with such property, is required by any Governmental Authority.

     Section 3.12. Absence of Material Adverse Effect. Except as set forth on Schedule 3.12 hereto, since the date of the Latest Balance Sheet, there has not been any Material Adverse Effect.

     Section 3.13. Absence of Certain Changes. Except as set forth on Schedule 3.13hereto, or as contemplated by this Agreement, the Company and each Subsidiary have complied in all material respects with the covenants and restrictions set forth in Section 6.01 hereof to the same extent as if this Agreement had been executed on, and had been in effect since, the date of the Latest Balance Sheet.

     Section 3.14. Tangible Personal Property. Except as set forth on Schedule 3.14hereto, (a) the Company or a Subsidiary has valid title to or a valid license or leasehold interest in all of the material items of tangible personal property reflected on the Latest Balance Sheet, except as sold or disposed of subsequent to the date thereof in the ordinary course of business consistent with past practices, and (b) all such tangible personal property (other than licensed or leased tangible property) is owned or, in the case of licensed or leased tangible

17

personal property, the Company or the applicable Subsidiary has a valid license or leasehold interest in such tangible personal property, in each case free and clear of all liens, encumbrances, contracts and security interests (collectively, “Liens”), except for Permitted Liens. Except as set forth on Schedule 3.14 hereto, to the Knowledge of the Company, the facilities, plants, machinery and equipment of the Company and the Subsidiaries are in good working order and condition, ordinary wear and tear excepted and subject to routine maintenance, and are fit for the purpose for which they are currently being used.

     Section 3.15. Intellectual Property. Schedule 3.15 hereto sets forth all patents, trademark registrations, service mark registrations, trade names, domain name registrations, copyright registrations, and all applications for any of the foregoing, that are material to the business of the Company and its Subsidiaries and that are owned by the Company or any Subsidiary. To the Knowledge of the Company, no intellectual property is owned by a third party that is necessary for the operation of the Company’s business (other than such intellectual property currently licensed by the Company or one of its Subsidiaries). Except as set forth on Schedule 3.15 hereto, since the Reference Date, neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of others with respect to any know-how, trade secrets, patents, trademarks, trade names, brand names and copyrights that are owned or used by, or licensed to, the Company or any Subsidiary. Except as set forth on Schedule 3.15 hereto, the Company does not have Knowledge of any material infringement or misappropriation by the Company of any third party’s material intellectual property. Except as set forth on Schedule 3.15 hereto, the Company does not have Knowledge of any material infringement or misappropriation by any third party of the material intellectual property owned by the Company.

     Section 3.16. Contracts. Except for contracts, commitments, plans, agreements and licenses listed on Schedule 3.16 hereto (true and complete copies of which or, with respect to oral Contracts, true and correct written summaries of which, in each case, together with all amendments, supplements or other modifications thereto have been made available to the Buyer and/or its agents) (in each case, whether oral or written, the “Contracts”), and except for purchase orders entered into in the ordinary course of business, neither the Company nor any Subsidiary is a party to or subject to:

          (a) any plan or contract providing for bonuses, stock, options, stock purchases, profit sharing, collective bargaining or the like (other than the Options and the Stock Incentive Plan) or any contract or agreement with any labor union (other than the plans listed on Schedule 3.19 hereto);

          (b) any employment contract or contract for services which requires the payment of more than $150,000 annually in total cash compensation, which is not terminable on sixty (60) or fewer days notice by the Company or a Subsidiary without liability for any material penalty or severance payment;

          (c) any contract or agreement for the purchase of any commodity, material or equipment in excess of $150,000;

          (d) any other contracts or agreements creating any obligation of the Company or any Subsidiary of more than $150,000 annually with respect to any such contract;

          (e) any contract or agreement requiring the purchase of all or substantially all of its requirements of a particular product from a supplier, except any contract or agreement relating to the purchase of inventory in the ordinary course of business;

          (f) any contract or agreement that by its terms does not terminate or is not terminable by the Company or a Subsidiary within twelve (12) months after the date hereof without payment of a penalty of $150,000 or more;

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          (g) any contract containing covenants materially limiting the freedom of the Company or any Subsidiary to compete in any line of business or with any Person;

          (h) any contract or agreement for the purchase of any fixed asset for a price in excess of $150,000;

          (i) any partnership, joint venture or other similar contract or agreement;

          (j) any material contract or agreement providing for the license of patents, trademarks, service marks, trade names or copyrights between the Company or any Subsidiary and any third party;

          (k) any agreement concerning confidentiality, except for (i) such agreements entered into in connection with transactions or communications with third parties in the ordinary course of business, (ii) such agreements by the Company or its agents or representatives with third parties in connection with any proposed sale, financing or similar transaction of the Company or its Subsidiaries, including the transactions contemplated hereby and whether similar to the Confidentiality Agreement or otherwise, and (iii) such agreements entered into with employees of the Company or any Subsidiary in the ordinary course of business;

          (l) any agreement in which a Securityholder, or an Affiliate of any Securityholder, is a party, other than employment, stock option or other employee benefit agreement;

          (m) any material sales, marketing, distributorship, agency or representative agreements where the counter-party to such agreement has the right or power to bind the Company or any Subsidiary;

          (n) any agreements with respect to reorganizations, mergers or acquisitions of capital stock or business assets of any Person since January 1, 2006;

          (o) any power of attorney granted by the Company or any Subsidiary that is currently effective and outstanding and vests in any Person decision-making authority or the right or power to bind the Company or any Subsidiary;

          (p) any agreements, notes, contracts or other documents under which the Company or any Subsidiary has created, incurred, assumed or guaranteed any Indebtedness, or under which it has created a Lien on any of its assets; and

          (q) any agreement requiring the payment of any royalty.

                All Contracts are valid and in full force and effect and constitute legal, valid and binding obligations of the Company or the applicable Subsidiary and, to the Knowledge of the Company, the other parties thereto, and are enforceable against the Company or such Subsidiary in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). To the Knowledge of the Company, neither the Company nor any Subsidiary is in default in complying with any material provisions thereof, nor has the Company or any Subsidiary received written notice of any such default, and, to the Knowledge of the Company, no condition or event or facts exist that, with notice, lapse of time or both, would constitute a default thereof on the part of the Company or any Subsidiary.

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     Section 3.17. Insurance. The Company has made available to Buyer true and complete copies of all policies of insurance and fidelity bonds to which the Company or any Subsidiary is a party or under which the company or any Subsidiary is covered. All policies of insurance or fidelity bonds maintained by the Company or any Subsidiary are in full force and effect. All premiums due on any policy of insurance or fidelity bonds have been paid to the extent such premiums are due and payable and the Company and its Subsidiaries have otherwise performed all of their obligations under such policies.

     Section 3.18. Permits. Except as set forth on Schedule 3.18 hereto, (i) the Company and each of the Subsidiaries have obtained all permits, registrations, licenses, franchises, certifications and other approvals (collectively, the “Approvals”) from Governmental Authorities (other than Approvals subject to the representations and warranties in Section 3.11 (Real Property), Section 3.15 (Intellectual Property) and Section 3.21(Environmental Matters)) necessary for the conduct of its business as presently conducted, except where the failure to obtain such Approvals would not reasonably be expected to have a Material Adverse Effect, (ii) all such Approvals are valid and in full force and effect and (iii) none of such Approvals is subject to termination by its terms as a result of the execution of this Agreement by the Company or by the consummation of the transactions contemplated by this Agreement.

     Section 3.19. Employee Benefit Plans. All material Employee Benefit Plans maintained by the Company or any Subsidiary or to which the Company (or any Subsidiary) is obligated to contribute are listed on Schedule 3.19 hereto. Except as set forth on Schedule 3.19 hereto:

          (a) all such Employee Benefit Plans have been made available to the Buyer and/or its agents;

          (b) all such Employee Benefit Plans have been maintained, funded and administered in compliance in all material respects with all applicable Laws, including without limitation, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code, except where such noncompliance would not reasonably be expected to result in a material liability;

          (c) since the Reference Date, no such Employee Benefit Plan, or any trustee, administrator, employee or “fiduciary” thereof has, to the Knowledge of the Company, engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject any such Employee Benefit Plan, trustee, administrator, employee or fiduciary thereof, or any party dealing with any such Employee Benefit Plan, to a material Tax or penalty on prohibited transactions imposed by Section 4975 of the Code or Section 502 of ERISA;

          (d) no Employee Benefit Plan is a defined benefit pension plan or has within the six (6) years preceding the date of this Agreement been subject to the minimum funding requirements of Section 412 of the Code or Title IV of ERISA;

          (e) neither the Company nor any ERISA Affiliate has or has ever had any obligation to contribute to any “multiemployer plan” within the meaning of Section 3(37) of ERISA;

          (f) each Employee Benefit Plan intended to qualify under Section 401 of the Code has received a favorable determination letter from the Internal Revenue Service that such Employee Benefit Plan is a “qualified plan” under Section 401(a) of the Code; the related trusts are exempt from tax under Section 501(a) of the Code; and, to the Knowledge of the Company, no facts or circumstances exist that would be reasonably likely to jeopardize the qualification of such Employee Benefit Plan;

          (g) with respect to the Employee Benefit Plans, to the Knowledge of the Company, all required contributions have been made or properly accrued on the Financial Statements;

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          (h) neither the Company nor any ERISA Affiliate has liability under any Employee Benefit Plan, or otherwise, to provide medical or death benefits with respect to current or former employees of the Company or any Subsidiaries beyond their termination of employment (other than coverage mandated by Law), and there are no reserve assets, surplus or prepaid premiums under any such Employee Benefit Plan;

          (i) the consummation of the transactions contemplated by this Agreement will not, other than pursuant to the Employee Benefit Plans listed on Schedule 3.19 hereto or pursuant to actions taken by the Buyer, result in any material liability to any present or former employee or independent contractor, including, but not limited to, as a result of the Worker Adjustment Retraining and Notification Act;

          (j) except as set forth in Schedule 3.19, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any current or former officer, partner, contractor or employee of Company or an ERISA Affiliate, (ii) increase any benefits otherwise payable under any Employee Benefit Plan, (iii) increase any benefits otherwise payable under any Employee Benefit Plan or (iv) result in the acceleration of the time of payment or vesting of any such benefits under any such Employee Benefit Plan; and

          (k) no amount required to be paid or payable to or with respect to any employee or other service provider of Company or an ERISA Affiliate in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) could be an “excess parachute payment” within the meaning of Section 280G of the Code. Each Employee Benefit Plan that constitutes a nonqualified deferred compensation plan for purposes of Section 409A of the Code has been operated in compliance in form and substance with Section 409A of the Code and all applicable guidance from the IRS.

     Section 3.20. Employees; Labor Matters. Neither the Company nor any Subsidiary is delinquent in any material payments to any of their respective employees for any wages, salaries, commissions, bonuses, severance, termination pay or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Except as set forth on Schedule 3.20 hereto, neither the Company nor any Subsidiary has any written policy, practice, plan or program of paying severance pay or any written form of severance compensation in connection with the termination of employment. Except as set forth on Schedule 3.20hereto, to the Knowledge of the Company, there are no material grievances, complaints or charges that have been filed against the Company or any Subsidiary under any dispute resolution procedure (including, but not limited to, any proceedings under any dispute resolution procedure under any collective bargaining agreement) that have not been dismissed. Except as set forth on Schedule 3.20 hereto, no collective bargaining agreements are in effect or are currently being negotiated by the Company or any Subsidiary.

     Section 3.21. Environmental Matters. Except as set forth on Schedule 3.21 hereto, since the Reference Date, the Company and the Subsidiaries have obtained and possessed all material Approvals required under federal, state and local Laws concerning pollution or protection of the environment, in each case in effect on or prior to the date hereof, including all such Laws relating to the emission, discharge, release or threatened release of any petroleum, pollutants, environmental contaminants or hazardous or toxic materials, substances or wastes into air, surface water, groundwater or lands (“Environmental Requirements”), except where the failure to obtain or possess such Approvals would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.21 hereto, to the Knowledge of the Company, the Company and each Subsidiary are in compliance with all terms and conditions of such Approvals and are also in compliance with all other Environmental Requirements, except for such failures to comply that would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.21 hereto, since the Reference Date, neither the Company nor any Subsidiary has received any written notice from any Governmental Authority or other Person asserting or alleging that the Company or any Subsidiary

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has failed in any material respect to comply with any Environmental Requirements, or that the Company or any Subsidiary is liable in any material respect for any material injury or material damages to any Person or property because of the release or threatened release of any petroleum, pollutants, environmental contaminants, hazardous or toxic materials, substances or wastes except as would not reasonably be expected to have a Material Adverse Effect. The Company has made available to the Buyer all material environmental audits and reports that are in the Company’s possession and that relate to the Company’s or any Subsidiary’s past or current properties, facilities or operations. Notwithstanding any implication to the contrary contained herein, this Section 3.21constitutes the sole and exclusive representations and warranties of the Company with respect to Environmental Requirements and all other environmental matters.

     Section 3.22. Employee Relations. Except as set forth on Schedule 3.22 hereto, none of the employees of the Company or the Subsidiaries is represented by a union, and, to the Knowledge of the Company, since the Reference Date, no union organizing efforts have been conducted or are now being conducted. Set forth on Schedule 3.22 hereto is a list of all material actions, suits and proceedings pending between the Company or any Subsidiary and any employees, former employees or prospective employees of the Company or such Subsidiary or involving other labor-related matters (including, without limitation, charges of employment discrimination or unfair labor practices) other than ordinary course claims for benefits under Employee Benefit Plans and workers’ compensation claims that would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any Subsidiary is in violation in any material respect of any provision of any Law promulgated by any Governmental Authority regarding the terms and conditions of employees, former employees or prospective employees or other labor-related matters, including, without limitation, Laws relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees of the Company or any Subsidiary, except where such violation would not, individually or in the aggregate, currently have a Material Adverse Effect.

     Section 3.23. Accounts Receivable. All accounts receivable reflected on the Latest Balance Sheet and those accounts receivable that have arisen since the date of the Latest Balance Sheet and have not yet been collected, represent valid obligations of customers of the Company and its Subsidiaries arising from bona fide transactions entered into in the ordinary course of business and, except from Permitted Liens, are free and clear of all Liens.

     Section 3.24. Bank Accounts. The Company has provided to Buyer a correct and complete list of each account maintained by the Company and its Subsidiaries at any bank or other financial institution, including the following information for each such account: (a) the name and location of the institution at which such account is maintained, (b) the name in which such account is maintained and the account number of such account, (c) a brief description of such account and (d) the names of all individuals authorized to draw on or make withdrawals from such account.

     Section 3.25. Foreign Corrupt Practices Act. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company, nor any Subsidiary, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or to influence official action; (iii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee from corporate funds.

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     Section 3.26. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 3 (QUALIFIED BY THE SCHEDULES), NEITHER THE COMPANY NOR ANY OF THE SUBSIDIARIES MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND THE COMPANY AND EACH SUBSIDIARY HEREBY DISCLAIM ANY SUCH REPRESENTATION OR WARRANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE SECURITYHOLDERS

          Each Securityholder, severally and not jointly, represents and warrants to the Buyer, as to such Securityholder that:

     Section 4.01. Organizational Authorization. If such Securityholder is an entity, the execution, delivery and performance by such Securityholder of this Agreement and the consummation of the transactions contemplated hereby are within such Securityholder’s organizational powers and have been duly authorized by all necessary action on the part of such Securityholder. This Agreement and the Joinder Agreement, as applicable, constitutes a valid and binding agreement of such Securityholder, enforceable against such Securityholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 4.02. Governmental Authorization. Subject to the Antitrust Approvals, the execution, delivery and performance by such Securityholder of this Agreement and the Joinder Agreement, as applicable, require no material action by or in respect of, or material filing with, any Governmental Authority, agency or official.

     Section 4.03. Noncontravention. The execution, delivery and performance by such Securityholder of this Agreement and the Joinder Agreement, as applicable, do not and will not (i) with respect to any Securityholder that is an entity, violate its certificate or articles of incorporation or bylaws or other equivalent governing documents, (ii) assuming compliance with the matters referred to in Section 4.02, violate any material Law applicable to the transactions contemplated hereby or (iii) require any material consent or other material action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Securityholder under any provisions of any material agreement or other material instrument binding upon such Securityholder.

     Section 4.04. Ownership of Securities. As of the date hereof, such Securityholder (a) if a Stockholder, is the owner of the number of Shares set forth opposite such Securityholder’s name on Schedule 3.02 hereto, free and clear of any Lien, except for Permitted Liens; and (b) if an Optionholder, is the owner of the number of Options at the exercise prices indicated thereon set forth opposite such Optionholder’s name on Schedule 3.02 hereto, free and clear of any Lien, except for Permitted Liens. Such Securityholder will be, as of the Closing, the record and beneficial owner of such Securityholder’s respective Shares and/or Options, free and clear of any Liens, except Permitted Liens.

     Section 4.05. Advisory and Other Fees. Such Securityholder has not incurred nor shall become liable for any advisory fee, broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

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     Section 4.06. No Action. Such Securityholder (i) does not have any action or cause of action or other claim whatsoever against the Company or any Subsidiary, (ii) except for (A) rights under this Agreement, (B) unpaid Indebtedness payable to ACAS, ACEI, ACEII or any of their respective Affiliates, which will be paid in accordance with Section 2.03(b)(v) hereof, (C) rights under matters set forth in Schedule 3.10 hereto or arising under Contracts disclosed pursuant to Section 3.16(l), (D) wages and other employee benefits owed to any Securityholder that is also an employee of the Company or a Subsidiary or (E) rights to indemnification owed to any Securityholder or its Affiliates by virtue of such Securityholder’s service as a director, employee, agent or representative of the Company or any Subsidiary, is not owed any amount by and does not owe any amount to the Company or any Subsidiary.

     Section 4.07. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 4, SUCH SECURITYHOLDER MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND SUCH SECURITYHOLDER HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE BUYER

          The Buyer represents and warrants to the other parties hereto that:

     Section 5.01. Existence and Power. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Ohio and has all corporate powers and all material Approvals from Governmental Authorities required to carry on its business as now conducted.

     Section 5.02. Organizational Authorization. The Buyer has the full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the performance of the Buyer’s obligations hereunder have been duly authorized by all necessary corporate action on the part of the Buyer. This Agreement and each agreement, document and instrument to be executed and delivered by the Buyer pursuant to this Agreement constitute, or will when executed and delivered constitute, valid and binding obligations of the Buyer, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 5.03. Governmental Authorization. Subject to the Antitrust Approvals, the execution, delivery and performance by the Buyer of this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and the consummation of the transactions contemplated hereby or thereby require no material action by or in respect of, or material filing with, any Person (including any Governmental Authority).

     Section 5.04. Noncontravention. The execution, delivery and performance by the Buyer of this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the certificate of incorporation or code of regulations of the Buyer, (ii) assuming compliance with the matters referred to in Section 5.03, violate any material Law, judgment, injunction, order or decree or (iii) require any material consent or other material action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Buyer under any provisions of any material agreement or other material instrument binding upon the Buyer.

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     Section 5.05. Financing. The Buyer has on the date hereof, and at the Closing shall have, sufficient cash, available lines of credit or other sources of immediately available funds or committed capital to enable it to fulfill its obligations hereunder and to make payment of all amounts to be paid by it hereunder on and after the Closing Date.

     Section 5.06. Purchase for Investment. The Buyer is purchasing the Shares for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof. The Buyer is an “accredited investor” and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares and is capable of bearing the economic risks of such investment.

     Section 5.07. Actions and Proceedings. There are no (i) outstanding judgments, orders, writs, injunctions or decrees of any court, Governmental Authority or arbitration tribunal against the Buyer or any of its Affiliates, which have or could have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby or (ii) actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, to the knowledge of the Buyer, threatened against the Buyer, which have or could have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby.

     Section 5.08. Finder’s Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission upon the consummation of the transactions contemplated by this Agreement.

     Section 5.09. Solvency. Immediately after giving effect to the transactions contemplated by this Agreement and any financing arrangements incurred by the Buyer in connection therewith, the Company and each Subsidiary will be able to pay their respective debts as they become due and will own property that has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the transactions contemplated by this Agreement, the Company and each Subsidiary will have adequate capital to carry on their respective businesses. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company and the Subsidiaries.

     Section 5.10. Acknowledgment by the Buyer.

          (A) The Buyer has conducted to its satisfaction, an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company and, in making its determination to proceed with the transactions contemplated by this Agreement, the Buyer has relied on the results of its own independent investigation and verification and the representations and warranties of the Company and/or the Securityholders expressly and specifically set forth in this Agreement. SUCH REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND/OR THE SECURITYHOLDERS CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE SUBSIDIARIES AND THE SECURITYHOLDERS TO THE BUYER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE BUYER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE EXPRESSED OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY RELATING TO THE FUTURE OR HISTORICAL FINANCIAL CONDITION, RESULTS OF OPERATIONS, ASSETS OR LIABILITIES OF THE COMPANY OR THE SUBSIDIARIES OR THE QUALITY, QUANTITY OR CONDITION OF THE ASSETS OF THE COMPANY OR THE SUBSIDIARIES) ARE SPECIFICALLY DISCLAIMED BY THE COMPANY, THE SUBSIDIARIES AND THE SECURITYHOLDERS. THE

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COMPANY, THE SUBSIDIARIES AND THE SECURITYHOLDERS DO NOT MAKE OR PROVIDE, AND THE BUYER HEREBY WAIVES, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO SAMPLES, OR CONDITION OF THE COMPANY’S OR ANY OF THE SUBSIDIARIES’ ASSETS OR ANY PART THEREOF.

          (b) In connection with the Buyer’s investigation of the Company and the Subsidiaries, the Buyer has received from or on behalf of the Company and the Subsidiaries or the Securityholders certain projections, including projected statements of operating revenues and income from operations of the Company and the Subsidiaries for the fiscal year ending December 31, 2011 and for subsequent fiscal years and certain business plan information for such fiscal year and succeeding fiscal years. The Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that the Buyer is familiar with such uncertainties, that the Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that the Buyer shall have no claim against the Securityholders with respect thereto. Accordingly, neither the Company, the Subsidiaries nor the Securityholders make any representations or warranties whatsoever with respect to such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). The Buyer agrees that neither any of the Securityholders nor any other Person will have or be subject to any liability to the Buyer or any other Person resulting from the distribution to the Buyer, or the Buyer’s use of, any information regarding the Company or any of its Subsidiaries or their respective businesses, including the Confidential Information Memorandum prepared by Lazard, and any information, document or material made available to the Buyer or its Affiliates in certain physical or on-line “data rooms,” management presentations or any other form in expectation of the transactions contemplated by this Agreement.

     Section 5.11. No Knowledge of Misrepresentations or Omissions; No Reliance. The Buyer has no knowledge that any representation or warranty of the Company or the Securityholders in this Agreement is not true and correct in all material respects. In addition, the Buyer has no knowledge of any material errors in, or material omissions from, the Schedules. The Buyer acknowledges and agrees that the representations and warranties made by the Company in this Agreement (as qualified by the Schedules) supersede, replace and nullify in every respect the data set forth in any other document, material or statement, whether written or oral, made available to the Buyer, and the Buyer shall be deemed to have not relied on any data contained in such other document, material or statement for any purpose whatsoever, including, without limitation, as a promise, projection, guaranty, representation, warranty or covenant.

     Section 5.12. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 5 (AS MODIFIED BY THE SCHEDULES), THE BUYER MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND THE BUYER HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

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ARTICLE 6
COVENANTS OF THE COMPANY AND THE SECURITYHOLDERS

     Section 6.01. Conduct of the Company and the Subsidiaries. During the period from the date of this Agreement and continuing until the Closing, the Company agrees as to itself and the Subsidiaries that, except (i) as expressly contemplated or permitted by this Agreement, (ii) as required by applicable Law, or (iii) to the extent that the Buyer shall otherwise consent in writing, which consent shall not be unreasonably withheld, conditioned or delayed:

          (a) the Company and the Subsidiaries shall use reasonable efforts to carry on their respective businesses in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use reasonable efforts to preserve intact their present lines of business, maintain their rights and franchises and preserve their relationships (contractual or otherwise) with customers, suppliers and others having business dealings with them (including, without limitation, through ordinary course renewals, negotiations with and amendments to such relationships) to the end that their ongoing businesses shall not be impaired in any material respect at the Closing; provided, however, that no action by the Company or any Subsidiary with respect to matters specifically addressed by any other provision of this Section 6.01 shall be deemed a breach of this Section 6.01(a), unless such action would constitute a breach of one or more of such other provisions;

          (b) neither the Company nor any Subsidiary shall incur or commit to any capital expenditures or any obligations or liabilities in connection with capital expenditures, except for (i) capital expenditures and obligations or liabilities in connection therewith incurred or committed to in the ordinary course of business consistent with past practice or (ii) other capital expenditures and obligations or liabilities in connection therewith in an amount not to exceed $150,000 in the aggregate;

          (c) the Company shall not, and shall not permit any of the Subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock or other equity interests (except for dividends in Cash and dividends by a Subsidiary to another Subsidiary or the Company), (ii) split, combine or reclassify any of its capital stock or other equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests (except for any such transaction by a direct or indirect Subsidiary that remains a direct or indirect Subsidiary after consummation of such transaction), or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock or other equity interests (except for repurchases and redemptions paid in Cash and upon the exercise of Options);

          (d) the Company shall not, and shall not permit any Subsidiary to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares of their respective capital stock, or enter into any agreement with respect to any of the foregoing, other than the issuance of shares upon the exercise of Options or other securities convertible into or exercisable for shares of capital stock issued and outstanding as of the date hereof, issuances of capital stock by a direct or indirect Subsidiary to such Subsidiary’s parent or another direct or indirect Subsidiary, the transactions contemplated herein or the Stock Incentive Plan;

          (e) other than to the extent required to comply with its obligations hereunder or required by Law, the Company shall not, and shall not permit any Subsidiary to, amend or propose to amend its certificate of incorporation or bylaws or equivalent formation documents;

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          (f) the Company shall not, and shall not permit any Subsidiary to, acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or any portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire or in-license any assets or rights (other than the acquisition or in-license of assets used in the operations of the business of the Company or any Subsidiary in the ordinary course consistent with past practice); provided, however, that the foregoing shall not prohibit (i) the creation of new direct or indirect Subsidiaries organized to conduct or continue activities otherwise permitted by this Agreement or (ii) internal reorganizations or consolidations involving existing direct or indirect Subsidiaries that remain direct or indirect Subsidiaries;

          (g) other than (i) internal reorganizations or consolidations involving existing direct or indirect Subsidiaries that remain direct or indirect Subsidiaries or (ii) as may be required by or in conformance with applicable Law in order to permit or facilitate the consummation of the transactions contemplated hereby, the Company shall not, and shall not permit any Subsidiary to, sell, encumber (other than Permitted Liens) or otherwise dispose of, or agree to sell, encumber (other than Permitted Liens) or otherwise dispose of, any of its assets other than in the ordinary course of business consistent with past practice;

          (h) the Company shall not, and shall not permit any Subsidiary to, (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than (A) by the Company or a direct or indirect Subsidiary to or in the Company or any other direct or indirect Subsidiary, (B) pursuant to any contract or other legal obligation of the Company or in any Subsidiary as in effect as of the date hereof or (C) in the ordinary course of business consistent with past practice or (ii) create, incur, assume or suffer to exist any indebtedness, issuances of debt securities, guarantees, loans or advances to the Company or any Subsidiary not in existence as of the date of this Agreement except (A) pursuant to the credit facilities, indentures (but not in excess of amounts authorized for issuance thereunder as of the date of this Agreement) and other arrangements in existence on the date of this Agreement, (B) by the Company or a direct or indirect Subsidiary to or in the Company or any other direct or indirect Subsidiary, or (C) trade debt and commercial finance in the ordinary course of business consistent with past practice, in each case as such credit facilities, indentures and other arrangements and other existing indebtedness may be amended, extended, modified, refunded, renewed or refinanced after the date of this Agreement;

          (i) other than as required by an existing contract or agreement, an Employee Benefit Plan or applicable Law and other than in the ordinary course of business consistent with past practice, neither the Company nor any Subsidiary shall (A) increase the amount of cash compensation or severance pay of any director or executive officer, (B) make any material increase in, or commitment to increase materially, any employee benefits, (C) adopt or make any commitment to adopt any material new Employee Benefit Plan or make any material contribution, other than regularly scheduled contributions, to any Employee Benefit Plan; or (D) enter into any employment, severance or similar contract or collective bargaining agreement with respect to any employees.

          (j) neither the Company nor any Subsidiary shall (A) change its fiscal year, (B) make, change or revoke any material Tax election (except in the ordinary course of business consistent with past practice or as otherwise required by applicable Law) or (C) except as required by changes in GAAP or as required by applicable Law, materially change its methods of accounting in effect as of the date hereof; and

          (k) other than in connection with any action expressly permitted by any other subsection of this Section 6.01 and except for any new contract awards, and any contract renewals, negotiations and amendments entered into in the ordinary course of business and consistent with past practice, neither the Company nor any Subsidiary shall (A) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any contract of the type required to be disclosed pursuant to Section 3.16 of this Agreement (other than in the ordinary course of business), or (B) prematurely terminate (other than in the ordinary course of business), or waive any material right or remedy under, any such contract.

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     Section 6.02. Access. From the date hereof until the Closing Date, the Company and each Subsidiary will give the Buyer, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, employees, properties, books and records of the Company and the Subsidiaries; provided, that any such access (i) shall be during normal business hours on reasonable notice, (ii) shall not, except as otherwise agreed in writing by the Securityholder Representative and the Company, include sampling or testing of soil, sediment, surface or ground water and/or building material, (iii) shall not be required where such access would be prohibited or otherwise limited by any applicable Law or agreement and (iv) shall not otherwise unreasonably interfere with the conduct of the business of the Company or the Subsidiaries; provided, further, that nothing herein shall require the Company or any Subsidiary to provide access to, or to disclose any information to, the Buyer if such access or disclosure (x) would cause significant competitive harm to the Company or the Subsidiaries if the transactions contemplated by this Agreement are not consummated or (y) would be in violation of applicable Laws of any Governmental Authority (including Antitrust Laws) or the provisions of any agreement to which the Company or any of the Subsidiaries is a party.

     Section 6.03. Subsequent Actions. On or before the Closing Date, the Company and the Securityholders may disclose to the Buyer in writing any exceptions to or variances from the representations and warranties in Article 3 or Article 4, and such disclosures shall amend and supplement the appropriate Schedules (such updated schedules to be referred to herein collectively as the “Updated Schedules”). Except for the purposes of Section 9.01(a) as specifically set forth therein, the delivery of such Updated Schedules will be deemed to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of such exception or variance, and the Buyer shall have no rights or claims under Article 11 of this Agreement with respect to any such misrepresentation or breach of warranty that is deemed cured by the Updated Schedules.

ARTICLE 7
COVENANTS OF THE BUYER

     Section 7.01. Confidentiality. Prior to the Closing Date and after any termination of this Agreement, the Buyer shall hold and shall cause its Affiliates, officers, directors, employees, accountants, counsel, consultants, advisors and agents (collectively, the “Buyer’s Representatives”) to hold, in confidence, all confidential documents and information concerning the Company or any Subsidiary furnished to the Buyer or the Buyer’s Representatives in connection with the transactions contemplated by this Agreement in the manner specified in the Confidentiality Agreement dated as of April 25, 2011, between Lazard and the Buyer, as amended from time to time (the “Confidentiality Agreement”).

     Section 7.02. Access. From and after the Closing, the Buyer and the Company (and each Subsidiary) shall afford promptly to the Securityholder Representative and its designees and representatives reasonable access to the books, records (including accountants’ work papers) and employees of the Company and the Subsidiaries to the extent necessary to permit the Securityholder Representative to determine any matter relating to the Securityholder Representative’s or the Securityholders’ rights and obligations hereunder or to any period ending on or before the Closing Date; provided, that any such access by the Securityholder Representative (i) shall be during normal business hours on reasonable notice, (ii) shall not be required where such access would be prohibited by applicable Law or agreement, and (iii) shall not otherwise unreasonably interfere with the conduct of the business of the Company or the Subsidiaries. Unless otherwise consented to in writing by the Securityholder Representative, neither the Buyer, the Company nor any Subsidiary shall, for a period of seven (7) years after the Closing Date, destroy, alter or otherwise dispose of any of the material corporate, financial, Tax and accounting books and records (which shall not include e-mails) of the Company or any Subsidiary, without first offering to surrender to the Securityholder Representative such books and records or any portion thereof which the Buyer, the Company or any Subsidiary may intend to destroy, alter or otherwise dispose of.

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     Section 7.03. Notification. Prior to the Closing, upon discovery of any variances from the representations and warranties contained in this Agreement, the Buyer shall promptly notify the Company and the Securityholder Representative of such variances.

     Section 7.04. Director and Officer Liability, Indemnification and Insurance. For a period of six (6) years after the Closing Date, the Buyer shall not, and shall not permit the Company or any Subsidiary to amend, repeal or modify any provision in the Company’s or any Subsidiary’s certificate of incorporation or bylaws (or equivalent governing documents) relating to the exculpation or indemnification of any current or former officer, manager, director or similar functionary (the “Indemnified Representatives”) (unless required by Law), it being the intent of the parties that the Indemnified Representatives prior to the Closing shall continue to be entitled to such exculpation and indemnification to the fullest extent of the Law. The Buyer shall cause the Company and each Subsidiary, at the Company’s sole cost and expense, to maintain its existing officers’ and directors’ liability insurance, or other liability insurance that covers events occurring prior to the Closing on terms and in amounts no less favorable to the Indemnified Representatives than its existing officers’ and directors’ liability insurance for a period of six (6) years after the Closing. The Buyer shall, to the fullest extent permitted by applicable Law, cause the Company and its Subsidiaries, at the Company’s sole cost and expense, to honor all of the Company’s and its Subsidiaries’ obligations to indemnify (including any obligations to advance funds for expenses) the Indemnified Representatives for acts or omissions by such Indemnified Representatives occurring prior to the Closing Date to the extent that such obligations of the Company or any of its Subsidiaries exist on the date of this Agreement, whether pursuant to the organizational documents of the Company or any of its Subsidiaries, individual indemnity agreements, management board resolution or otherwise, and such obligations shall survive the Closing and shall continue in full force and effect in accordance with the terms of the organizational documents of the Company or any of its Subsidiaries, as the case may be, and such board resolutions or individual indemnity agreements from the Closing Date until the expiration of the applicable statute of limitations with respect to any claims against such Indemnified Representatives arising out of such acts or omissions. From and after the Closing Date, to the fullest extent permitted by applicable law, Buyer shall, and shall cause the Company to, indemnify, defend and hold harmless the Indemnified Representatives against all Losses, as incurred (payable monthly upon written request which request shall include reasonable evidence of the Losses set forth therein) to the extent arising from, relating to, or otherwise in respect of, any actual or threatened Third Party Claim in respect of actions or omissions occurring at or prior to the Closing Date in connection with such Indemnified Representatives duties as an officer, director or employee of the Company or any of its Subsidiaries, including in respect to this Agreement and the other transactions contemplated by the this Agreement. Each of the Buyer and its Affiliates (determined after the Closing Date) covenants for itself and its respective successors, assigns, heirs, legatees and personal representatives that it shall not institute any Third Party Claim against any of the current or former officers or directors of the Company or any of its Subsidiaries, in their capacity as such, with respect to any Losses or other liabilities, actions or causes of action, judgments, claims and demands of any nature or description (consequential, compensatory, punitive or otherwise) arising from or relating to actions occurring prior to the Closing, whether or not such Person would be entitled to indemnification by the Company under this Section 7.04. If the Company or any Subsidiary or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Company or each Subsidiary shall assume all of the obligations set forth in this Section 7.04. The provisions of this Section 7.04 are intended for the benefit of, and will be enforceable by, each Indemnified Representative and his or her heirs and representatives, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have had by contract or otherwise. The Buyer and the Company acknowledge and agree that, to the extent that an Indemnified Representative is entitled to be indemnified by the Company or any Subsidiary as contemplated by this Section 7.04 and by any Securityholder or any Affiliate of any such Securityholder

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(other than the Company or any Subsidiary) under any other agreement or instrument, or by any insurer under a policy maintained by any such Securityholder or Affiliate, (i) the obligations of the Company hereunder shall be primary, and the obligations of such Securityholder, Affiliate or insurer secondary, (ii) the Indemnified Representative shall proceed first against the Company and any insurer under any policy maintained by the Company, and second, if indemnification is not provided by the Company or any such insurer on a timely basis, against any insurer under a policy maintained by any such Securityholder or Affiliate, (iii) the Company shall be required to advance the full amount of expenses incurred by any Indemnified Representative and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement, and (iv) the Company shall not be entitled to contribution or indemnification from or subrogation against any such Securityholder, Affiliate or insurer under a policy maintained by any such Securityholder or Affiliate. In the event that any such Securityholder or Affiliate makes indemnification payments or advances to the Indemnified Representative in respect of any Losses (including all interest, assessments and other charges paid or payable in connection with or in respect of any such Losses) for which the Company would also be obligated as contemplated by this Agreement, the Company shall indemnify, reimburse and hold harmless such Securityholder or Affiliate in full on demand.

     Section 7.05. Regulatory Filings. Except as otherwise provided in Section 8.07, the Buyer shall, within three (3) Business Days after the date hereof, make or cause to be made all filings and submissions required of the Buyer under any Laws applicable to the Buyer for the consummation of the transactions contemplated herein. The Buyer shall be responsible for all filing fees under any such Laws applicable to the Buyer.

     Section 7.06. Contact with Employees, Customers and Suppliers. Prior to the Closing, neither the Buyer nor any of the Buyer’s Representatives shall contact or otherwise communicate with any employees, customers or suppliers of the Company or any Subsidiary in connection with or regarding the transactions contemplated hereby, except to the extent approved in writing by the Securityholder Representative.

ARTICLE 8
ADDITIONAL COVENANTS OF THE PARTIES

     Section 8.01. Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, the Buyer, the Company and the Securityholders shall use their commercially reasonable best efforts to take, or cause to be taken, all actions necessary or desirable to cause the conditions set forth in Article 9 to be satisfied and the transactions contemplated by this Agreement to be consummated, in each case as promptly after the date hereof as practicable. Except as otherwise expressly set forth in this Agreement, neither the Securityholders nor the Company on the one hand, nor the Buyer on the other hand, shall have any obligation to pay any amounts or incur any liability or obligation to any third party as a condition or inducement for obtaining any consents described on Schedule 9.01(c) hereto. Each of the Securityholders, the Company and the Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement. From time to time, as and when requested by any party hereto and at such party’s expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

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     Section 8.02. Further Cooperation. Each of the Securityholders and the Buyer shall cooperate with each other (i) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained under any material contracts, in each case in connection with the consummation of the transactions contemplated by this Agreement, and (ii) in taking such actions or making any such filings, in furnishing information required in connection therewith and in seeking timely to obtain any such actions, consents, approvals or waivers.

     Section 8.03. Public Announcements. No press release or other public announcement related to this Agreement or the transactions contemplated herein shall be issued or made without the joint approval of the Buyer, the Securityholder Representative and, prior to the Closing Date, the Company, unless required by Law or the requirements of any stock exchange or Nasdaq (in the reasonable opinion of counsel), in which case the Buyer, the Securityholder Representative and, prior to the Closing Date, the Company shall, to the extent practicable, have the right to review and comment on such public announcement prior to publication. Notwithstanding the foregoing, on or after the Closing, ACAS, ACEI and ACEII shall be permitted to disclose any returns, gains or losses realized as a result of their respective investments in the Company and the transactions contemplated hereby without any approval of the Company, the Buyer or the Securityholder Representative; provided, that neither ACAS, ACEI nor ACEII may, without the consent of the Buyer, disclose in such announcement the purchase price or the multiple of EBITDA paid for the Company hereunder.

     Section 8.04. Tax Matters. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, shall be borne and paid by the Buyer when due, and the Buyer will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes and fees, and, if required by applicable Law, then the Securityholders will execute and deliver, and will cause their respective Affiliates to join in the execution and delivery of, any such Tax Returns and other documentation. The Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company and each Subsidiary for all periods ending prior to or including the Closing Date which are filed after the Closing Date. At least fifteen (15) days prior to the date on which each such income Tax Return is filed, the Buyer shall submit such Tax Return to the Securityholder Representative for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Buyer shall provide to the Securityholder Representative such use and sales Tax Returns promptly after filing such Tax Returns.

     Section 8.05. Disclosure Generally. The Schedules have been arranged, for purposes of convenience only, as separately titled Schedules corresponding to the Sections of Article 3. Any information set forth in any Schedule or incorporated in any Section of this Agreement shall be considered to have been set forth in each other Schedule to the extent the relevance of such information is reasonably apparent on the face of such Schedule and shall be deemed to modify the representations and warranties in Article 3 whether or not such representations and warranties refer to such Schedule. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts, or higher or lower amounts, or the items so included or other items, are or are not required to be disclosed or are within or outside of the ordinary course of business, and neither party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy with any party as to whether any obligation, item or matter not described herein or included in a Schedule is or is not required to be disclosed (including, without limitation, whether such amounts are required to be disclosed as material) or in the ordinary course of business for the purposes of this Agreement. The information contained in the Schedules is disclosed solely for the purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including of any violation of Law or breach of any agreement.

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     Section 8.06. Conflicts and Privilege. It is acknowledged by each of the parties hereto that ACAS, ACEI, ACEII, the Company and the Securityholder Representative have retained PB and Arnold & Porter LLP (“AP”) to act as their counsel in connection with the transactions contemplated hereby and that neither PB nor AP has acted as counsel for any other party in connection with the transactions contemplated hereby and that none of the other parties has the status of a client of PB or AP for conflict of interest or any other purposes as a result thereof. The Buyer hereby agrees that, in the event that a dispute arises after the Closing between the Buyer, ACAS, ACEI, ACEII or the Securityholder Representative, PB or AP may represent ACAS, ACEI, ACEII or the Securityholder Representative in such dispute even though the interests of ACAS, ACEI, ACEII or the Securityholder Representative may be directly adverse to Buyer, the other Securityholders, the Company or the Subsidiaries, and even though PB or AP, as applicable, may have represented the Company or the Subsidiaries in a matter substantially related to such dispute, or may be handling ongoing matters for the Buyer, the Company or the Subsidiaries. The Buyer further agrees that, as to all communications among PB or AP and the Company, any Subsidiary, ACAS, ACEI, ACEII and/or the Securityholder Representative that relate in any way to the transactions contemplated by this Agreement, the attorney-client privilege and the expectation of client confidence belongs to the Securityholder Representative and may be controlled by the Securityholder Representative and shall not pass to or be claimed by the Buyer, the Company or any Subsidiary. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer, the Company or any Subsidiary and a third party other than a party to this Agreement after the Closing, the Company or such Subsidiary may assert the attorney-client privilege to prevent disclosure of confidential communications by PB or AP to such third party; provided, however, that neither the Company nor such Subsidiary may waive such privilege without the prior written consent of PB or AP, as applicable. Each of PB and AP is an intended third party beneficiary of this Section 8.06 and shall be entitled to rely on the provisions hereof.

     Section 8.07. Antitrust Filings.

          (a) The Buyer, the Securityholder Representative and the Company shall, within three (3) Business Days after the date hereof, if required by the Antitrust Laws, file with the appropriate Governmental Authority all forms and documentation required to be filed by them under the Antitrust Laws concerning the transactions contemplated hereby, and shall request early termination of the waiting period, if applicable, under such Antitrust Laws. From the date of such filing until the Closing Date, the Buyer, the Securityholder Representative and the Company shall file all reports or other documents required or requested by the appropriate Governmental Authority under the Antitrust Laws, or otherwise and will comply promptly with any requests by such Governmental Authority for additional information concerning the transactions contemplated hereby, so that the waiting period specified in the Antitrust Laws will expire or terminate as soon as reasonably possible after the execution and delivery of this Agreement. The Buyer shall pay all filing fees required in connection with any filing required under the Antitrust Laws. The Buyer, the Securityholder Representative and the Company agree to use reasonable efforts to insure that any applicable waiting periods imposed under the Antitrust Laws terminate or expire as early as practicable. Without limiting the foregoing, the Buyer, the Securityholder Representative and the Company agree to use reasonable efforts to cooperate and oppose any preliminary injunction sought by any Governmental Body preventing the consummation of the transactions contemplated by this Agreement.

          (b) The Buyer and the Securityholder Representative shall cause their respective counsel to furnish each other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions under the provisions of the Antitrust Laws. The Buyer and the Securityholder Representative will cause their respective counsel to supply to each other copies of all correspondence, filings or written communications by or to such party or its Affiliates with or from any Governmental Authority or staff members thereof, with respect to the transactions contemplated by this Agreement and any related or contemplated transactions, except for documents filed pursuant to Item 4(c) of the HSR Act Notification and Report Form or communications

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regarding the same documents or information submitted in response to any request for additional information or documents pursuant to the Antitrust Laws that in each case reveal the Company’s or the Buyer’s negotiating objectives or strategies or purchase price expectations.

     Section 8.08. WARN. For a period of one year following the Effective Time, the Buyer agrees to cause the Company and each of its Subsidiaries to provide any required notice under the WARN Act, or any similar law, and to otherwise comply with any such law with respect to any “plant closing” or “mass layoff” (as defined in the WARN Act or similar law) or similar event affecting the employees of the Company or any of its Subsidiaries.

ARTICLE 9
CONDITIONS TO CLOSING

     Section 9.01. Conditions to the Buyer’s Obligations. The obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or the Buyer’s waiver) of the following conditions as of the Closing Date:

          (a) the representations and warranties of the Company and the Securityholders contained in Article 3 and Article 4 hereof will be true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) at and as of the time of the Closing (without taking into account any Updated Schedules delivered in accordance with Section 6.03 except to the extent that the disclosures in such Updated Schedules are the result of activities explicitly contemplated by this Agreement or permitted by Section 6.01), as if made on the Closing Date and the Closing Date were substituted for the date of this Agreement throughout such representations and warranties, except (i) to the extent that the failure of such representations and warranties to be true and correct has not caused a Material Adverse Effect, (ii) for activities explicitly contemplated by this Agreement or permitted by Section 6.01, and (iii) for those representations and warranties that address matters as of any other particular date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) as of such particular date, except to the extent that the failure of such representations and warranties to have been true and correct as of such particular date has not caused a Material Adverse Effect);

          (b) the Company and the Securityholders shall have performed in all material respects all of the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing;

          (c) all consents which are set forth on Schedule 9.01(c) hereto shall have been obtained;

          (d) all material governmental filings and Approvals, including the Antitrust Approvals, that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 9.01(d) hereto shall have been made and obtained;

          (e) any applicable waiting period under the Antitrust Laws, including any extension, shall have expired or shall have been earlier terminated;

          (f) no action, suit, claim or legal, administrative or arbitration proceeding or investigation shall be pending or, to the Knowledge of the Company, threatened before any Governmental Authority wherein an unfavorable decision issued pursuant to such action would reasonably be anticipated to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) permit consummation of the transactions contemplated by this Agreement only subject to any condition or restriction that has had or would reasonably be expected to have a Material Adverse Effect;

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          (g) the Company shall have delivered to the Buyer a certificate, dated the Closing Date, stating that the preconditions specified in Sections 9.01(a) and 9.01(b), as they relate to the Company, have been satisfied;

          (h) the Company shall have delivered a certificate of an officer of the Company (i) certifying and attaching the resolutions of the board of directors of the Company authorizing the consummation of the transactions set forth herein and (ii) certifying to the incumbency and signatures of the officers of the Company executing this Agreement and any other documents delivered pursuant to this Agreement;

          (i) no Material Adverse Effect shall have occurred after the date of this Agreement;

          (j) the Company shall have delivered evidence that the so-called “shareholder approval requirements” of Section 280G(b)(5)(B) of the Code and the regulations thereunder (including, without limitation, the 75 percent shareholder approval requirement and the adequate disclosure requirement) have been met with respect to each payment that would otherwise be treated as a parachute payment pursuant to Section 280G of the Code, including, without limitation, the matters referenced in the disclosures set forth in items 3 through 14 on Schedule 3.03(b)(iii); and

          (k) each of the Securityholders set forth on Exhibit C shall have executed and delivered to the Buyer a Joinder Agreement.

     Section 9.02. Conditions to the Company and the Securityholders’ Obligations. The obligation of the Company and the Securityholders to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or the Securityholder Representative’s waiver) of the following conditions as of the Closing Date:

          (a) The representations and warranties of the Buyer contained in Article 5 hereof shall have been true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) as of the date of this Agreement and as of the Closing Date, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties that address matters only as of the date of this Agreement or any other particular date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) as of such particular date);

          (b) the Buyer shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement at or prior to the Closing;

          (c) all consents which are set forth on Schedule 9.01(c) hereto shall have been obtained;

          (d) all material governmental filings and Approvals, including the Antitrust Approvals, that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 9.01(d) hereto shall have been made and obtained;

          (e) any applicable waiting period under the Antitrust Laws, including any extension, shall have expired or shall have been earlier terminated;

          (f) no action, suit, claim or legal, administrative or arbitration proceeding or investigation shall be pending or, to the Knowledge of the Company, threatened before any Governmental Authority wherein an unfavorable decision issued pursuant to such action would reasonably be anticipated to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions

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contemplated by this Agreement to be rescinded following consummation or (iii) permit consummation of the transactions contemplated by this Agreement only subject to any condition or restriction that has had or would reasonably be expected to have a Material Adverse Effect;

          (g) the Buyer shall have delivered to the Securityholder Representative a certificate of the Buyer, dated the Closing Date, stating that the preconditions specified in Sections 9.02(a)and 9.02(b), as they relate to the Buyer, have been satisfied.

ARTICLE 10
TERMINATION

     Section 10.01. Termination. This Agreement may be terminated at any time prior to the Closing:

          (a) by the mutual written consent of the Buyer and the Securityholder Representative;

          (b) by the Buyer, if there has been a material breach by the Company or any Securityholder of any covenant or other agreement contained herein and such breach has not been waived by the Buyer or cured by the Company or such Securityholder within ten (10) Business Days after the Company’s or the Securityholder Representative’s receipt of written notice thereof from the Buyer;

          (c) by the Securityholder Representative, if there has been a material breach by the Buyer of any covenant or other agreement contained herein and such breach has not been waived by the Securityholder Representative or cured by the Buyer within ten (10) Business Days after the Buyer’s receipt of written notice thereof from the Securityholder Representative; provided, that the failure to deliver the payments required by Sections 2.02 or 2.03as required hereunder shall not be subject to cure hereunder unless otherwise agreed to in writing by the Securityholder Representative;

          (d) by the Buyer, if the transactions contemplated hereby have not been consummated on or before September 13, 2011; provided, that, if the only outstanding condition to closing (other than deliveries to be made at or as of the Closing) is the Antitrust Approvals required by Sections 9.01(d) and 9.02(d), then such date shall automatically be extended to October 13, 2011; provided, further, that the Buyer shall not be entitled to terminate this Agreement pursuant to this Section 10.01(d) if the Buyer’s knowing or willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby; or

          (e) by the Securityholder Representative, if the transactions contemplated hereby have not been consummated on or before September 13, 2011; provided, that, if the only outstanding condition to closing (other than deliveries to be made at or as of the Closing) is the Antitrust Approvals required by Sections 9.01(d) and 9.02(d), then such date shall automatically be extended to October 13, 2011; provided, further, that the Securityholder Representative shall not be entitled to terminate this Agreement pursuant to this Section 10.01(e) if the Company’s or the Securityholders’ knowing or willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby.

     The party desiring to terminate this Agreement pursuant to clauses (b), (c), (d) or (e) of this Section 10.01 shall give written notice of such termination to the other parties hereto.

     Section 10.02. Effect of Termination. In the event this Agreement is terminated by either the Buyer or the Securityholder Representative as provided in Section 10.01, the provisions of this Agreement shall immediately become void and of no further force and effect (other than Section 7.01 (Confidentiality), Section 7.06 (Contact with Employees, Customers and Suppliers), Section 8.03 (Public Announcements), this Section 10.02, Section 11.04 (Securityholder Representative) and Article 12, each of which shall survive the termination of this Agreement), and there shall be no liability on the part of the Buyer, the

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Company, the Securityholder Representative or any of the Securityholders to any other party hereto, except for willful breaches of this Agreement prior to the time of such termination and, in the case of the Buyer, any failure to have sufficiently available funds for the consummation of the transactions contemplated hereby or to pay the amounts due at Closing as set forth in Sections 2.02 and 2.03.

ARTICLE 11
INDEMNIFICATION/SECURITYHOLDER REPRESENTATIVE

     Section 11.01. Survival Period. The representations, warranties, covenants and agreements set forth in this Agreement and in any certificates delivered at the Closing in connection with this Agreement shall survive for a period beginning on the Closing Date and ending on April 30, 2012 (the “Survival Period”), and shall thereafter be of no further force or effect; provided, that with respect to any covenant or agreement contained herein that expressly contemplates performance after the end of the Survival Period, the Survival Period for such covenant or agreement shall continue through the period of such contemplated performance provided further, that, (i) the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.05, 3.14 (with respect to the first sentence thereof only), 4.01, 4.04, 4.05, 5.01, 5.02, 5.08 (the “Fundamental Representations”), and claims arising out of actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 shall survive the Closing indefinitely and (ii) the representations and warranties in Sections 3.06 and 3.19(the “Tax and ERISA Representations”) shall survive until the date that is ninety (90) days after the expiration of the statute of limitations applicable to the underlying action.

     Section 11.02. Indemnification.

          (a) Subject to the provisions of this Section 11.02 and Section 11.03 below, after the Closing, the Securityholders, severally but not jointly and severally, shall indemnify the Buyer and hold it harmless against any actual loss, liability, damage or expense (including reasonable legal fees and expenses, but excluding incidental, consequential or punitive damages or any liability for lost profits or the like or any damages or liability based on multiple of profits, multiple of cash flow or similar valuation methodology) (collectively, “Losses” and individually, a “Loss”) which the Buyer suffers as a result of any breach of the representations, warranties, covenants and agreements of the Company or the Securityholders set forth herein and as restated in any certificates delivered by or on behalf of the Company (or any Subsidiary) or the Securityholders at the Closing; provided, that the Buyer’s right to seek indemnification for such breaches shall be limited to an amount of Losses not to exceed the Cap except for Losses relating to or arising out of (i) (A) a breach of the Fundamental Representations, (B) a breach of the Tax and ERISA Representations, and (C) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company, which shall be limited to an amount of such Losses not to exceed the Purchase Price, or (ii) actual fraud committed by a Securityholder in such Securityholder’s capacity as a securityholder of the Company, which shall be limited to an amount of such Losses; and provided, further, that the Buyer shall not be entitled to seek indemnification with respect to any individual Loss, unless such Loss is greater than $50,000 and unless such Loss, together with all other Losses that are greater than $50,000, exceeds $2,500,000, in which case the Buyer shall be entitled to indemnification only for the amount of such excess up to the Cap, the Purchase Price or the amount of such Losses, as applicable.

          (b) Subject to the provisions of this Section 11.02 and Section 11.03 below, after the Closing the Buyer shall indemnify the Securityholder Representative and each Securityholder and hold them harmless against any Loss which the Securityholder Representative or any Securityholder (as the case may be) suffers as a result of (i) any breach by the Buyer of its covenants, agreements, representations and warranties set forth herein and as restated in any certificates delivered by the Buyer at the Closing and any breach by the Company of its covenants or agreements herein following the Closing or (ii) the operations of the Company and the Subsidiaries following the Closing, including, without limitation, any personal injury or other product liability claim arising out of the ownership, possession or use of any product manufactured, distributed or sold by the Company or any of its Subsidiaries after the Closing Date.

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          (c) No Person shall be liable for any claim for indemnification under subsections (a) or (b) above unless written notice specifying in reasonable detail the nature of the claim for indemnification is delivered by the Person seeking indemnification to the Person from whom indemnification is sought prior to the expiration of the Survival Period, in which case the representation, warranty, covenant or agreement which is the subject of such claim shall survive, to the extent of such claim only, until such claim is resolved, whether or not the amount of the Losses resulting from such breach has been finally determined at the time the notice is given, if, but only if, (i) in the case of a claim made by reason of a Third Party Claim, the written notice is accompanied by a copy of the written notice of the third party claimant and (ii) in the case of any claim made other than by reason of a Third Party Claim, some Losses shall have been incurred in good faith at or prior to the date of such notice.

          (d) Promptly after the assertion by any third party of any claim (a “Third Party Claim”) against any Person entitled to indemnification under this Section 11.02 (the “Indemnitee”) that results or may result in the incurrence by such Indemnitee of any Loss for which such Indemnitee would be entitled to indemnification pursuant to this Agreement, such Indemnitee shall promptly provide notice of such Third Party Claim to the parties from whom such indemnification could be sought (the “Indemnitors”) and, if the Securityholders are the Indemnitors, the Securityholder Representative. The Indemnitors may (and if the Indemnitors are the Securityholders, the Securityholders Representative may, at its option, on behalf of the Securityholders), assume the defense of the Indemnitee against such Third Party Claim, (including the employment of counsel and the payment of reasonable expenses). Any Indemnitee shall have the right to employ separate counsel in any such Third Party Claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be an expense of the Indemnitor unless (i) the Indemnitor shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such Third Party Claim as provided in the preceding sentence, to assume the defense of such Third Party Claim or (ii) the employment of such counsel has been specifically authorized by the Indemnitor. In no event will an Indemnitee consent to the entry of any judgment or enter into any settlement with respect to any Third Party Claim without the prior written consent of the Indemnitor.

          (e) The amount of any Loss subject to indemnification hereunder or of any claim therefor shall be calculated net of (i) any accruals or reserves on the Latest Balance Sheet that specifically relate to the matter(s) for which indemnification is claimed, (ii) any amounts actually recovered by an Indemnitee pursuant to any indemnification by or indemnification agreement with any non-affiliated third party (net of all direct collection expenses), (iii) any insurance proceeds or other cash receipts or sources of reimbursement received as an offset against such Loss (net of all direct collection expenses) received or receivable by the Buyer or the Company, any Subsidiary or any of their Affiliates on account of such Loss (each such source named in clauses (ii) and (iii), a “Collateral Source”), and (iv) any Tax Benefit inuring to the Buyer, the Company, any Subsidiary, or any of their Affiliates on account of such Loss. If the Buyer, the Company, any Subsidiary or any of their Affiliates receives a Tax Benefit after an indemnification payment is made, the Buyer shall promptly pay to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages) the amount of such Tax Benefit at such time or times as and to the extent that such Tax Benefit is realized. For purposes hereof, “Tax Benefit” shall mean any refund of Taxes paid or reduction in the amount of Taxes which otherwise would have been paid, in each case computed at the effective tax rates. The Buyer, the Company and the Subsidiaries shall seek full recovery of any Loss from all Collateral Sources covering such Loss to the same extent as they would if such Loss were not subject to indemnification hereunder. The Buyer, the Company and the Subsidiaries shall not terminate or cancel any insurance policies in effect for periods prior to the Closing. In the event that a recovery from a Collateral Source is made by the Buyer, the Company, any Subsidiary or any of their Affiliates with respect to any Loss for which any such Person has been indemnified hereunder, then a refund equal to the aggregate amount of the recovery (net of all direct collection expenses) shall be made promptly to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages). The Indemnitors shall be subrogated to all rights of the Indemnitees in respect of any Losses indemnified by the Indemnitors.

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          (f) Each Person entitled to indemnification hereunder shall take all reasonable steps to mitigate all losses, costs, expenses and damages after becoming aware of any event which could reasonably be expected to give rise to any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder or in connection herewith.

          (g) All indemnification payments made hereunder shall be treated by all parties as adjustments to the Purchase Price.

          (h) Notwithstanding anything to the contrary contained in this Section 11.02, there shall be no recovery for any Loss or alleged Loss by the Buyer under this Section 11.02, and the Loss shall not be included in meeting the stated thresholds hereunder, to the extent such item has been included in the calculation of the Net Working Capital Amount or the Indebtedness Amount as determined pursuant to Section 2.04 hereof.

          (i) There shall be no recovery for any Loss or alleged Loss by the Buyer for the conduct of any environmental investigatory, corrective or remedial action: (1) with respect to any conditions of contamination identified through any environmental sampling or analysis, or any report to any Governmental Authority, in either case which is not required by Environmental Requirements, or (2) except to the extent of such action necessary to attain compliance in a cost effective manner with Environmental Requirements assuming continued commercial or industrial use of the subject property and employing risk based standards and institutional controls where available.

     Section 11.03. Limitation of Recourse.

          (a) Except for Losses resulting from (i) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company (which, in any case, will be subject to the limitations of Section 11.02(a) and Section 11.03(b)), or (ii) actual fraud committed by a Securityholder in such Securityholder’s capacity as a securityholder of the Company, the indemnification provided by Section 11.02(a) shall be the sole and exclusive remedy for any Losses of the Buyer, the Company or any Subsidiary with respect to any misrepresentation or inaccuracy in, or breach of, any representations or warranties or any breach or failure in performance of any covenants or agreements made by the Company, any Subsidiary, the Securityholder Representative or any Securityholder in this Agreement or in any exhibit or Schedules hereto or any certificate delivered hereunder. Each party acknowledges and agrees that, from and after the Closing, except: (i) for claims resulting from (A) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company (which, in any case, will be subject to the limitations of Section 11.02(a) and Section 11.03(b)) or (B) actual fraud committed by a Securityholder in such Securityholder’s capacity as a securityholder of the Company; (ii) for claims of, or causes of action for which the sole remedy sought is equitable relief; or (iii) for specific performance of obligations to be performed after the Closing Date, the sole and exclusive remedy of the parties hereto for breach of this Agreement shall be indemnification in accordance with this Article 11.

          (b) Each Securityholder’s liability for each Loss shall be limited to such Securityholder’s Securityholder Allocation Percentage multiplied by the amount of such Loss. In no event shall the aggregate amount of Losses payable by any Securityholder in respect of claims for indemnification exceed such Securityholder’s Securityholder Allocation Percentage multiplied by the Cap; provided that, each Securityholder’s liability for Losses in respect of claims relating to or arising out of (i)(A) a breach of the Fundamental Representations, (B) a breach of the Tax and ERISA Representations, and (C) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company shall not exceed such Securityholder’s Securityholder Allocation Percentage multiplied by the Purchase Price, and (ii) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by such Securityholder shall not exceed the amount of such Loss.

39

          (c) No Securityholder shall have any liability for a breach of any other Securityholder’s representations, warranties, covenants or agreements in this Agreement, or the actual fraud committed by any other Securityholder in such other Securityholder’s capacity as a securityholder of the Company, and, in each case, the Buyer shall have no right to seek indemnification from any other Securityholder for any portion of such Loss.

          (d) No claim shall be brought or maintained by the Buyer, the Company or any Subsidiary or their respective successors or permitted assigns against any officer, director, employee (present or former) or Affiliate of any party hereto which is not otherwise expressly identified as a party hereto, and no recourse shall be brought or granted against any of them in such capacities, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach of any of the representations, warranties or covenants of any party hereto set forth or contained in this Agreement or any exhibit or Schedule hereto or any certificate delivered hereunder.

          (e) The Buyer shall not have any right to assert any claim against the Securityholders with respect to any Loss, cause of action or other claim to the extent such Loss is a Loss, cause of action or claim with respect to which the Buyer or any of its Affiliates has taken action (or caused action to be taken) with the primary intent of accelerating the time period in which such matter is asserted or payable in order to cause a claim to be made prior to the applicable expiration date set forth in Section 11.01.

     Section 11.04. Securityholder Representative.

          (a) Each Securityholder hereby appoints ACAS as the “Securityholder Representative” to act as the agent of the Securityholders with the full power (i) to resolve all questions, disputes, conflicts and controversies concerning Losses as provided in this Article 11, (ii) to execute and enter into, on behalf of the Securityholders, and to take all actions thereunder for and on their behalf, including but not limited the authorization of payments from the Reserve Account (including any increase thereof pursuant to Section 2.04(b)(i)) in connection with Losses as provided herein, (iii) to negotiate and/or settle all claims under this Agreement, (iv) to receive from the Buyer monies payable to the Securityholders in accordance with the provisions of this Agreement, (v) to otherwise take such actions (or refrain from taking actions) and execute such documents (including any modifications, waivers or amendments thereto) on the Securityholders’ behalf in connection with this Agreement as the Securityholder Representative, in its sole discretion, deems proper, (vi) to pay, release and/or distribute any or all of the Reserve Account or otherwise to pay Losses hereunder, each in its sole discretion, (vii) to adjust the Securityholder Allocation Percentage of the Reserve Account otherwise payable to any particular Securityholder as a result of the payment of Losses resulting from breaches of such Securityholder’s representations, warranties, covenants or agreements hereunder) and (viii) to perform all of the functions of the Securityholder Representative under this Agreement. The Buyer is entitled to rely on the acts and agreements of the Securityholder Representative as the acts and agreements of the Securityholders. The Securityholder Representative shall be entitled to retain counsel and to incur such reasonable expenses (including court costs and reasonable attorney’s fees and expenses) as the Securityholder Representative deems to be reasonably necessary or appropriate in connection with its performance of its obligations under this Agreement, and all such fees and expenses incurred by the Securityholder Representative shall be borne pro rata by the Securityholders based upon their respective initial Securityholder Allocation Percentages.

          (b) The Securityholders hereby agree severally to indemnify the Securityholder Representative (in its capacity as such), on a pro rata basis based upon their respective Securityholder Allocation Percentages, against, and to hold the Securityholder Representative (in its capacity as such) harmless from (and the Securityholder Representative shall have the right to deduct from the Reserve Account or, after the exhaustion thereof, to seek payment directly from the Securityholders for the amount of), any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or

40

disbursements of whatever kind which may at any time be imposed upon, incurred by or asserted against the Securityholder Representative in such capacity in any way relating to or arising out of its action or failure to take action pursuant to this Agreement or in connection herewith in such capacity; provided, that none of the Securityholders shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Securityholder Representative. The Securityholder Representative may from time to time submit invoices to the Securityholders covering such expenses and/or liabilities and, upon the request of any Securityholder, shall provide such Securityholder with an accounting of all expenses paid. In addition to any other rights or remedies (including Section 11.02(d)), the Securityholder Representative may, upon prior or contemporaneous written notice, offset any amounts determined by it to be owed to the Securityholder Representative against the Reserve Account and against any amounts to be paid to the Securityholders hereunder. The agreements in this Section 11.04 shall survive termination of this Agreement.

          (c) The Buyer shall be fully protected in dealing with the Securityholder Representative under this Agreement and may rely upon the authority of the Securityholder Representative to act on behalf of the Securityholders. Any payment by the Buyer to the Securityholder Representative to the extent authorized under this Agreement shall be considered a payment by the Buyer to the Securityholders. The appointment of the Securityholder Representative is coupled with an interest and shall be irrevocable by any Securityholder in any manner or for any reason. This power of attorney shall not be affected by the death, illness, dissolution, disability, incapacity or other inability to act of the principal pursuant to any applicable Law.

          (d) The Securityholder Representative may resign from its capacity as Securityholder Representative at any time by written notice delivered to the Buyer and the Securityholders. If there is a vacancy at any time in the position of Securityholder Representative for any reason, such vacancy shall be filled by a Securityholders vote in the form of a writing executed by the Securityholders entitled to a majority of the number of votes referred to in the next sentence. In such event, each Securityholder shall have a number of votes equal to such Securityholder’s Securityholder Allocation Percentage multiplied by 100 and the authorization of a majority of such number of votes shall be binding on all of the Securityholders and shall constitute the authorization of the Securityholders.

          (e) The Securityholder Representative shall not be liable to the Buyer or the Securityholders in its capacity as the Securityholder Representative for any liability of a Securityholder or for any error of judgment, or any act done or step taken or omitted by it believed by it to be in good faith or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection with this Agreement except in the case of gross negligence or willful misconduct by it. The Securityholder Representative may seek the advice of reputable legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability in its capacity as Securityholder Representative to the Buyer or the Securityholders and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

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ARTICLE 12
MISCELLANEOUS

     Section 12.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

     if to the Company (after the Closing) or to the Buyer, then to:

Nordson Corporation
28601 Clemens Road
Westlake, Ohio 44145
Attn: Robert Veillette, Vice President, General Counsel and Secretary
Fax: 440-892-9253

          with a copy to:

Ulmer & Berne LLP
1660 West 2nd St., Suite 1100
Cleveland, OH 44113-1448
Attn: Peter A. Rome, Esq.
Fax: 216-583-7005

or, if to the Company (before the Closing), ACAS, ACEI, ACEII or the Securityholder Representative, then to:

American Capital, Ltd.
Two Bethesda Metro Center, 14th floor
Bethesda, Maryland 20814

Attn: Compliance Officer
Fax: (301) 659-6714

          with copies to (which copies shall not constitute notice):

American Capital, Ltd.
2200 Ross Avenue, Suite 5000E
Dallas, Texas 75201
Attn: Kyle Bradford
Fax: (214) 273-6635

          and

Patton Boggs LLP
2000 McKinney Avenue, Suite 1700
Dallas, Texas 75201
Attn: Akash D. Sethi
Fax: (214) 758-1550

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          and, for notices to the Company (before the Closing), with a copy to (which shall not constitute notice):

VP Acquisition Holdings, Inc.
c/o Value Plastics, Inc.
3325 South Timberline Road
Fort Collins, CO 80525
Attn: Chief Financial Officer
Fax: (970) 267-2063

          or, if to any other Securityholder, at the address set forth below such Securityholder’s name on the signature pages hereto or the Joinder Agreement, as applicable.

          All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received on a Business Day in the place of receipt prior to 5:00 p.m. in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

     Section 12.02. Amendments and Waivers.

          (a) Except as otherwise provided herein, any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Buyer and the Securityholder Representative, or in the case of a waiver, by the party against whom the waiver (in the case of any Securityholder, the Securityholder Representative) is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 12.03. Construction; Severability. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. In the event a subject matter is addressed in more than one representation and warranty in Article 3, the Buyer shall be entitled to rely only on the most specific representation and warranty addressing such subject matter. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but, if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Unless otherwise indicated, references in this Agreement to $ or dollars are to U.S. dollars.

     Section 12.04. Expenses. Except as otherwise provided herein, and subject to Section 11.04, each party shall pay all of its own fees, costs and expenses (including, without limitation, fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred in connection with the negotiation of this Agreement and the other agreements contemplated hereby, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby; provided, that the Buyer shall pay any and all expenses relating to surveys, title insurance, and any other filings and consents required in connection with the transactions contemplated by this Agreement; and provided, further, that all fees payable by the Buyer, the Company, any Subsidiary or the Securityholders in connection with the Antitrust Approvals shall be paid by the Buyer.

43

     Section 12.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except (i) that Buyer may assign this Agreement to an Affiliate (an “Assignee”) provided that Buyer remains liable for the obligations, representations, warranties, covenants and agreements of Assignee hereunder, and (ii) that following the Closing, the Securityholder Representative may assign, delegate or otherwise transfer any of its rights to one or more of its Affiliates. Notwithstanding the foregoing, upon notice to the Securityholder Representative, the Buyer may assign any or all of its rights and obligations under this Agreement to any lender to the Buyer as security for indebtedness to any such lender with respect to a financing arrangement in connection with the transactions contemplated under this Agreement.

     Section 12.06. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and Schedules hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     Section 12.07. Arbitration.

          (a) Except for the matters set forth in Section 2.04(a) and the rights of the parties to equitable relief pursuant to Section 12.10, any dispute, controversy, or claim under, arising out of, or relating in any way to this Agreement and/or the negotiation, inducement, validity, interpretation, or breach thereof shall be resolved solely and exclusively by binding arbitration. Such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration is made, and the provisions of this Section. In the event of a conflict between the provisions of this Section and the Commercial Arbitration Rules, the provisions of this Section shall govern.

          (b) Any dispute, controversy, or claim shall be deemed submitted to arbitration under this Section upon the filing with the Washington, D.C. office of the American Arbitration Association and delivery to the parties hereto of a written demand for arbitration, which demand shall describe in reasonable detail the facts and legal grounds forming the basis for the claim and any request for relief. The arbitration shall be conducted before a panel of three (3) arbitrators (the “Panel”) who are mutually agreeable to the parties. If the parties cannot mutually agree upon the selection of an arbitrator, the arbitrator shall be selected in accordance with the rules of the then-effective Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in New York, New York, or at another location if agreed to by all parties.

          (c) The arbitration hearing shall commence within one hundred and twenty (120) calendar days of the selection of the arbitrator and shall proceed and be completed expeditiously thereafter.

          (d) Unless otherwise ordered by the Panel upon application by a party and good cause shown by such party, discovery for each party shall be limited to fifteen (15) interrogatories, twenty-five (25) requests for production of documents, and three (3) depositions. All issues concerning discovery (including the scope of discovery) upon which the parties cannot agree shall be submitted to the arbitrator for determination.

          (e) Each party shall identify, no less than twenty (20) business days before the date of the commencement of the arbitration hearing, all persons that may testify at the arbitration hearing, all exhibits to be introduced into evidence at the arbitration hearing, and all documents considered, used, or relied upon by any witness in support of or in connection with that witness’ testimony at the arbitration hearing.

          (f) In rendering an award, the arbitrator shall determine the rights and obligations of the parties according to the laws of the State of Delaware, except as otherwise expressly provided in this Section.

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          (g) The arbitrator’s decision and award shall be made in writing and shall be issued in a final, confirmable form no more than forty-five (45) calendar days after the commencement of the arbitration hearing. The arbitrator shall not have the power to award damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages. The decision and award of the arbitrator shall be final and binding on the parties and shall not be subject to appeal. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          (h) Notwithstanding the provisions of Sections 11.02(a) and (b), and subject to Section 11.04, each party shall bear its own costs and fees in connection with any arbitration conducted pursuant to this Section 12.07 and any proceedings in connection therewith.

          (i) Any party unsuccessfully refusing to comply with an order of the arbitrator shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by the other party in enforcing the order.

     Section 12.08. Forum. Except for the dispute resolution procedures otherwise set forth in Section 2.04(a) and the rights of the parties to seek equitable relief pursuant to Section 12.10, each party agrees that any suit, action or proceeding brought by such party against the other in connection with or arising from this Agreement shall be subject to the arbitration provisions set forth in Section 12.07. Any equitable remedies sought in connection with this Agreement (“Judicial Action”) shall be brought against any of the parties only in any United States federal or state court located in the State of Delaware and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Judicial Action and waives any objection to venue laid therein. Process in any such Judicial Action proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 12.01, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

     Section 12.09. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.09.

     Section 12.10. Specific Performance. Each of the parties hereto acknowledges that the rights of each party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party may have no adequate remedy at law. Accordingly, the parties agree that such non-breaching party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce their rights and the other party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security).

45

     Section 12.11. Prevailing Party. If any litigation or other court action, arbitration or similar adjudicatory proceeding is commenced by any party hereto to enforce its rights under this Agreement against any other party, all fees, costs and expenses, including, without limitation, reasonable attorneys fees and court costs, incurred by the prevailing party in such litigation, action, arbitration or proceeding shall be reimbursed by the losing party; provided, that if a party to such litigation, action, arbitration or proceeding prevails in part, and loses in part, then the court, arbitrator or other adjudicator presiding over such litigation, action, arbitration or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such party on an equitable basis. For the avoidance of doubt, the foregoing sentence shall not apply to any fees, costs or expenses in connection with Section 2.04(a) or as contemplated by Section 12.07(h).

     Section 12.12. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Except as otherwise specifically set forth herein (including specifically, but not limited to, the Persons not party hereto entitled to the benefits of Sections 7.04, 8.06, 11.01, 11.02 and 11.03), no provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 12.13. Entire Agreement. This Agreement and the documents referred to herein (including the Confidentiality Agreement) contain the complete agreement between the parties hereto and supersede any other prior understandings, agreements, representations or warranties by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

     Section 12.14. Termination of Agreements. Each Securityholder (other than ACAS for the sole purpose of the enforcement by ACAS of the provisions thereof prior to the Closing), to the extent a party thereto, agrees that the Stockholders Agreement and that certain Agreement dated October 14, 2005 between the Company and its Subsidiaries, on the one hand, and ACAS, on the other hand (together, the “Terminating Agreements”) shall be of no further force or effect from and after the Closing, and hereby waives any and all (i) notice requirements and (ii) rights or restrictions with respect to the transfer of the shares of Common Stock of the Company set forth in the Stockholders Agreement. Each Securityholder (other than ACAS for the sole purpose of the enforcement by ACAS of the provisions thereof prior to the Closing), to the extent a party thereto, hereby waives any and all rights under the Terminating Agreements, and, except for the continuing obligations provided for herein, releases all other parties to the Terminating Agreements from all obligations, commitments, liabilities or claims arising thereunder.

* * *

46

          IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed either individually or by their respective authorized officers as of the day and year first above written.

BUYER :

NORDSON CORPORATION

By:
Name:
Title:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

COMPANY :

VP ACQUISITION HOLDINGS, INC.

By:
Name:
Title:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

STOCKHOLDERS :

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

AMERICAN CAPITAL EQUITY I, LLC

	By:	American Capital Equity Management,
LLC, its Manager

By:
Name:
Title:

AMERICAN CAPITAL EQUITY II, LP
	By:	American Capital Equity Management II,

LLC, its General Partner

By:
Name:
Title:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

STOCKHOLDERS (cont.):

Jim Pisula

Address:

Jeff Jensen

Address:

Bruce Williams

Address:

John Gibson

Address:

Charles Philipp

Address:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

OPTIONHOLDERS :

Bruce Williams

Address:

John Gibson

Address:

Charles Philipp

Address:

Terry Gibbons

Address:

[Additional Signature Page Follows]

[Signature Page to Stock Purchase Agreement]

SECURITYHOLDER REPRESENTATIVE :

AMERICAN CAPITAL, LTD., solely in its capacity as Securityholder Representative

By:
Name:
Title:

[Signature Page to Stock Purchase Agreement]

Exhibit A

Initial Securityholder Allocation

Names	Initial Securityholder Allocation (%)1	Estimated Purchase Price ($)2	Reserve Account ($)3
American Capital, Ltd.	50.2937%		$502,936.82
American Capital Equity I, LLC	25.8791%		$258,791.20
American Capital Equity II, LP	10.0943%		$100,943.30
Jeff Jensen	0.8136%		$8,136.49
Jim Pisula	1.0171%		$10,170.61
Terry Gibbons	1.8002%		$18,001.98
John Gibson	2.5172%		$25,172.26
Charles Philipp	2.0901%		$20,900.61
Bruce Williams	5.4947%		$54,946.73
TOTAL	100.0%	$	$1,000,000.00

1	Subject to adjustment as set forth in the definition of “Security Allocation Percentage” and Section 11.04.
2	Subject to adjustment pursuant to Section 2.04.
3	Amounts subject to increase pursuant to Section 2.05.

Exhibit B

Transaction Expenses4

4	To be provided at least 2 Business Days prior to the Closing Date.

Exhibit C

Securityholders Party to Joinder Agreements

Jeff Jensen

Exhibit D

Joinder Agreement

Schedule 1.01

Persons With Knowledge

Bruce Williams
Terry Gibbons
John Gibson
Chuck Philipp

Schedule 2.01(f)

Net Working Capital

None.

Schedule 2.03(b)(v)

Indebtedness to be Repaid1

Indebtedness to ACAS and its affiliates.

1	To be provided at least 2 Business Days prior to the Closing Date.

Schedule 9.01(c)

Required Consents

None.

Schedule 9.01(d)

Governmental Approvals

The Anti-Trust Approvals.

Exhibit 10.1

EXECUTION VERSION

STOCK PURCHASE AGREEMENT

by and among

VP ACQUISITION HOLDINGS, INC.,

THE STOCKHOLDERS OF VP ACQUISITION HOLDINGS, INC.,

THE OPTIONHOLDERS OF VP ACQUISITION HOLDINGS, INC.,

AMERICAN CAPITAL, LTD.,
as Securityholder Representative,

and

NORDSON CORPORATION

Dated as of July 15, 2011

i

INDEX OF EXHIBITS

Exhibit A	Initial Securityholder Allocations

Exhibit B	Transaction Expenses

Exhibit C	Securityholders Party to Joinder Agreements

Exhibit D	Joinder Agreement

INDEX OF SCHEDULES

Schedule 1.01	—	Persons with Knowledge

Schedule 2.01(f)	—	Net Working Capital

Schedule 2.03(b)(v)	—	Indebtedness to be Repaid

Schedule 9.01(c)	—	Required Consents

Schedule 9.01(d)	—	Governmental Approvals

Disclosure Schedules

STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of July 15, 2011, by and among VP Acquisition Holdings, Inc., a Delaware corporation (the “Company”), the Persons identified as “Stockholders” of the Company listed on the signature pages hereto (each, a “Stockholder,” and collectively, the “Stockholders”), the Persons identified as “Optionholders” on the signature pages hereto (each, an “Optionholder,” and collectively, the “Optionholders”), and the Persons listed on Exhibit C hereto and which have, or by the Closing Date will have, joined in this Agreement pursuant to a Joinder Agreement (the “Joinder Agreements”) in the form attached hereto as Exhibit D (together with the Stockholders and the Optionholders sometimes referred to herein as the “Securityholders,” and each, a “Securityholder”), ACAS, in its capacity as the Securityholder Representative (the “Securityholder Representative”), and Nordson Corporation, an Ohio corporation (the “Buyer”). Unless otherwise provided, capitalized terms used herein are defined in Article 1 below.

PRELIMINARY STATEMENTS

          A. The Stockholders collectively own all of the issued and outstanding capital stock of the Company, which as of the date hereof consists of 36,040 shares of Common Stock (the “Shares”).

          B. The Optionholders own all of the Options, which as of the date hereof consists of Options to acquire up to 3,289 shares of Common Stock on the terms and conditions provided in the Stock Incentive Plan and the agreements evidencing such Options.

          C. Upon the terms and subject to the conditions set forth herein, the Buyer desires to acquire from the Stockholders, and the Stockholders desire to sell to the Buyer, all of the issued and outstanding Shares as of the Closing.

STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

     Section 1.01. Definitions. The following terms, as used herein, have the following meanings:

          “ACAS” means American Capital, Ltd.

          “ACEI” means American Capital Equity I, LLC.

          “ACEII” means American Capital Equity II, LP.

          “Affiliate” means (except as otherwise specifically defined herein), as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Notwithstanding the foregoing, no Person of which ACAS, ACEI or ACEII owns debt or equity interests, other than the Company and its Subsidiaries, shall be deemed an Affiliate of the Company or any Subsidiary for purposes of this Agreement.

          “Antitrust Approval Fees” means all fees payable by the Company, any Subsidiary and the Securityholders to any Governmental Authority in connection with the Antitrust Approvals to the extent not paid by the Buyer pursuant to Section 8.07(a).

          “Antitrust Approvals” means each notification of the transactions contemplated hereby filed with the appropriate Governmental Authority, and the approval of the transactions contemplated hereby by such Governmental Authority and/or the expiration of any applicable waiting period related thereto, in each case as required pursuant to such Antitrust Law.

          “Antitrust Law” means any applicable antitrust and competition Law, including the HSR Act.

          “Business Day” means any day excluding Saturday, Sunday and any day on which banking institutions located in the State of Colorado are authorized or required to close.

          “Cap” means $12,500,000.

          “Cash” means cash, cash equivalents and marketable securities.

          “Cash Amount” means the bank balance of all Cash held by the Company or any Subsidiary as of the close of business on the Closing Date plus an amount equal to the aggregate exercise price the Optionholders would have paid if the Optionholders had exercised all Options immediately prior to the Closing, before giving effect to the transactions contemplated hereby, plus any deposits posted by the Company or any Subsidiary as reserves, escrows, security deposits, cash collateral or other similar amounts, as all are to be classified in accordance with GAAP.

          “Code” means the Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

          “Common Stock” means the Company’s common stock, par value $0.001 per share.

          “Employee Benefit Plan” means each retirement, welfare, severance, incentive or bonus, deferred compensation, cafeteria or Section 125, profit sharing, vacation or paid-time-off, stock purchase, stock option or equity incentive plan, program, agreement or arrangement, and any other material employee benefit plan, program or arrangement that is maintained or contributed to by the Company or any ERISA Affiliate, other than (i) statutorily-mandated plans or programs and (ii) any agreement or arrangement for future benefits contained or described in this Agreement or in an agreement, document or instrument to be executed and delivered by the Company or any Subsidiary pursuant to or as contemplated in this Agreement.

          “ERISA Affiliate” means any Subsidiary of the Company and any trade or business (whether or not incorporated) that is part of the same controlled group, or under common control with, or part of an affiliated service group that includes the Company or any Subsidiary within the meaning of Section 414(b), (c), (m), or (o) of the Code.

          “Fully Diluted Number of Shares” means the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the Closing held by the Stockholders, plus the total number of shares of Common Stock that the Optionholders could have purchased if the Optionholders had exercised their Options in full immediately prior to the Closing.

          “GAAP” means United States generally accepted accounting principles, consistently applied in accordance with the Latest Balance Sheet.

          “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

          “Indebtedness” means, with respect to any Person at any date, without duplication, all obligations of such Person:

          (a) under capitalized leases;

          (b) for borrowed money or in respect of loans or advances;

          (c) for notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money;

          (d) for the face amount of any letter of credit issued as to which that Person is otherwise liable for reimbursement of drawings;

          (e) for the direct or indirect guarantee, endorsement, co-making, discounting with recourse of sale with recourse by such Person of the obligation of another Person;

          (f) for all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any interest rate agreement and currency agreement, whether entered into for hedging or speculative purposes;

          (g) for all unpaid or deferred income Tax liabilities;

          (h) with regard to the Company, the amount of any unpaid management fees payable to ACAS or its Affiliates; and

          (i) for all accrued interest, prepayment premiums or penalties and fees on the foregoing which would be payable if such obligations were paid in full as of such date.

          For the avoidance of doubt, Indebtedness shall not include (i) any guarantees, letters of credit, performance bonds, bid bonds or other sureties of any kind or nature issued by or on behalf of the Company or any Subsidiary in connection with any customer contracts, proposals or otherwise, (ii) any trade payables accumulated in the ordinary course of business of the Company or any Subsidiary, or (iii) payables or loans of any kind or nature between the Company and its Subsidiaries or between Subsidiaries.

          “Indebtedness Amount” means the amount required to repay all outstanding Indebtedness of the Company and any Subsidiary as of the close of business on the date immediately preceding the Closing Date. The foregoing shall be determined on a consolidated basis for the Company and its Subsidiaries and in accordance with GAAP (except as otherwise provided in the definition of Indebtedness), consistent with the preparation of the Latest Balance Sheet.

          “Knowledge” when used in the phrase “to the Knowledge of the Company” or similar phrases means, and shall be limited to, the actual knowledge of the individuals listed on Schedule 1.01 hereto.

          “Lazard” means Lazard Middle Market LLC.

          “Material Adverse Effect” means a material adverse effect which has occurred to the financial condition or results of operations of the Company and the Subsidiaries on a consolidated basis; provided, that for purposes of this Agreement, a Material Adverse Effect shall not include the effect of (a) changes to the industry or markets in which the business of the Company or any Subsidiary operates that are not unique to such business, (b) the announcement or disclosure of the transactions contemplated herein, (c) general economic, regulatory or political conditions or changes, (d) changes in or the condition of financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (e) military action or any act of terrorism, (f) changes in Law or GAAP after the date hereof, (g) compliance with the terms of this Agreement or any request of the Buyer, (h) actions taken or to be taken in connection with the sale of the Shares, (i) a flood, hurricane, earthquake or other natural disaster, or (j) the failure of the Company or any Subsidiary to meet or achieve the results set forth in any internal projection, or (k) any matter set forth in Schedule 3.06, Schedule 3.08, Schedule 3.12, items 9, 10 or 11 of Schedule 3.19, or Schedule 3.21. The Buyer acknowledges that there could be a disruption to the Company or any Subsidiary’s business as a result of the execution of this Agreement, the announcement by the Buyer of its intention to purchase the Company or the announcement of the Stockholders of their intention to sell the Company, and the consummation of the transactions contemplated hereby, and the Buyer agrees that such disruptions do not and shall not constitute a Material Adverse Effect.

          “Net Working Capital” means, subject to the exceptions and qualifications, if any, set forth on Schedule 2.01(f) hereto, the excess of (a) the Company’s current assets (excluding Cash, Tax assets and the Payable Amount), over (b) the Company’s current liabilities (excluding Tax liabilities and Indebtedness).

          “Net Working Capital Amount” means the Net Working Capital of the Company as of the close of business on the date immediately preceding the Closing Date.

          “Options” shall mean all options to purchase Common Stock of the Company validly issued under the Stock Incentive Plan which are vested and exercisable (or will become vested and exercisable as a result of the transactions contemplated hereby) and which are outstanding immediately prior to the Closing.

          “Payables Amount” means the aggregate amount of all accounts payable owed by the Buyer or any of its Affiliates to the Company or any of its Subsidiaries as of the Closing Date.

          “Permitted Liens” means any (i) Liens in respect of Taxes and other government charges and assessments the validity of which is being contested in good faith by appropriate proceedings or Liens in respect of Taxes and other government charges and assessments not yet due and payable or which can be paid currently with no penalty; (ii) landlords’, lessors’, warehousemens’, employees’, materialmens’, mechanics’, carriers’, workmen’s, repairmen’s, statutorily imposed or other like Liens arising or incurred in the ordinary course of business for amounts not yet due and payable; (iii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties that are contracts entered into in connection with the Company or any Subsidiary; (iv) limitations on the rights of the Company or any Subsidiary under any Contract or Real Property Lease that are expressly set forth in such contract or lease; (v) survey exceptions, imperfections of title, Liens or other title matters affecting any tangible asset owned by the Company or any Subsidiary that would not, individually or in the aggregate, impair the occupancy or current use of the tangible asset they encumber; (vi) Liens and other similar restrictions of record identified in any title reports obtained by or made available to Buyer; (vii) with respect to the Leased Real Property, zoning, building codes and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such Leased Real Property and do not materially interfere with the present use of the Leased Real Property; (viii) any and all service contracts and agreements affecting any tangible asset owned by the Company or any Subsidiary; (ix) Liens securing Indebtedness to be repaid and released in connection with the Closing; (x) with respect to Shares or Options, restrictions on transfer under applicable securities Laws, the Stock Incentive Plan, or the Stockholders’ Agreement; (xi) Liens that secure obligations reflected as liabilities in the Financial Statements (or the existence of which is referred to in the notes accompanying the Audited Financial Statements); (xii) deposits or pledges to secure the payment of workers’ compensation, unemployment insurance, social security benefits or obligations arising under similar laws, or to secure the performance of public or statutory obligations, surety or appeal bonds, and other obligations of a like nature; (xiii) Liens which are being contested in good faith solely to the extent of any reserve included in the calculation of Net Working Capital hereunder; and (xiv) Liens which, individually or in the aggregate, do not materially detract from the value, or materially interfere with the present use, of the Company’s tangible personal property.

          “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

          “Reference Date” means October 14, 2005.

          “Securityholder Allocation Percentage” means (A) with respect to each Stockholder, the quotient determined by dividing (i) the number of Shares held by such Stockholder immediately prior to the Closing by (ii) the Fully Diluted Number of Shares, and (B) with respect to each Optionholder, the quotient determined by dividing (i) the number of shares of Common Stock such Optionholder could have purchased if such Optionholder had exercised such Optionholder’s Options in full immediately prior to the Closing by (ii) the Fully Diluted Number of Shares. The initial Securityholder Allocation Percentage for each Securityholder is set forth on Exhibit Ahereto, which exhibit may be updated and delivered to the Buyer in connection with the deliveries to be made pursuant to Section 2.01. Notwithstanding the foregoing, the Securityholder Representative shall have the right and authority to equitably adjust the Securityholder Allocation Percentages of the Securityholders with respect to the amounts to be released to the Securityholders from the Reserve Account in connection with the payment of Losses resulting from breaches of a particular Securityholder’s representations, warranties, covenants or agreements hereunder.

          “Stock Incentive Plan” shall mean the Company’s Stock Incentive Plan dated December 31, 2008.

          “Stockholders’ Agreement” means that certain Stockholders’ Agreement dated as of October 14, 2005, by and among the Company and the Stockholders party thereto, as amended.

          “Subsidiary” means any entity, the securities or other ownership interests of which are directly or indirectly owned by the Company.

          “Target Working Capital Amount” means $3,747,145.33.

          “Tax” means any federal, state, local or foreign income, gross receipts, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, assessment, duty, fee, levy or other governmental charge, including any interest, penalty or addition thereto.

          “Tax Returns” means any return, report, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any Governmental Authority or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws relating to any Tax.

          “Transaction Expenses” means the fees, costs or expenses incurred by any Securityholder, the Company or any Subsidiary in connection with the sale of the Shares or the cancellation of the Options and set forth on Exhibit B hereto (as the same may be updated on or prior to the Closing Date), including all fees and expenses of Lazard but excluding Antitrust Approval Fees.

          “Transaction Tax Benefit Amount” means the amount obtained by multiplying (A) the sum of (i) all of the Optionholder Closing Payment Amounts for all Optionholders, (ii) payments under deferred compensation arrangements and (iii) any other deductible Transaction Expenses by (B) 39.6%.

          “Treasury Regulations” means the regulations promulgated under the Code. Any reference in this Agreement to Treasury Regulations are intended to refer to such regulations and to such regulations as they may be amended and to any corresponding provision or provisions of succeeding Law.

     Section 1.02. Cross-References to Other Defined Terms. Each term listed below is defined in the Section of this Agreement listed opposite such term:

Term	Section
Agreement	Preface
AP	Section 8.06
Approvals	Section 3.18
Assignee	Section 12.05
Audited Financial Statements	Section 3.09(a)(i)
Buyer	Preface
Buyer’s Representatives	Section 7.01
Closing	Section 2.03(a)
Closing Date	Section 2.03(a)
Collateral Source	Section 11.02(e)
Company	Preface
Confidentiality Agreement	Section 7.01
Contracts	Section 3.16
Draft Computation	Section 2.04(a)
Environmental Requirement(s)	Section 3.21
ERISA	Section 3.19(b)
Estimated Purchase Price	Section 2.01
Financial Statements	Section 3.09(a)(ii)
Firm	Section 2.04(a)
Fundamental Representations	Section 11.01
Governmental Authority	Section 3.04
Indemnified Representative	Section 7.04
Indemnitee	Section 11.02(d)

Term	Section
Indemnitors	Section 11.02(d)
Initial Reserve Amount	Section 2.05
Joinder Agreements	Preface
Judicial Action	Section 12.08
Latest Balance Sheet	Section 3.09(a)(ii)
Laws	Section 3.04
Leased Real Property; Leased Real Properties	Section 3.11(b)
Liens	Section 3.14
Loss; Losses	Section 11.02
Objection Notice	Section 2.04(a)
Optionholder; Optionholders	Preface
Optionholder Closing Payment Amount	Section 2.02(b)
Panel	Section 12.07(b)
PB	Section 2.03(a)
Purchase Price	Section 2.01
Real Property Lease; Real Property Leases	Section 3.11(a)
Reserve Account	Section 2.05
Schedule; Schedules	Article 3 Preamble
Securityholder; Securityholders	Preface
Securityholder Representative	Section 11.04(a)
Securityholder Working Capital Payment	Section 2.04(b)(ii)
Shares	Preliminary Statement A
Stockholder; Stockholders	Preface
Stockholder Closing Payment Amount	Section 2.02(a)
Survival Period	Section 11.01

Term	Section
Tax and ERISA Representations	Section 11.01
Tax Benefit	Section 11.02(e)
Terminating Agreements	Section 12.14
Third Party Claim	Section 11.02(d)
Unaudited Financial Statements	Section 3.09(a)(ii)
Updated Schedules	Section 6.03

ARTICLE 2
PURCHASE AND SALE

     Section 2.01. Estimated Purchase Price. At least two (2) Business Days prior to the Closing Date, the Company shall deliver to the Buyer the Company’s good faith estimate, on a reasonable basis using the Company’s then available financial information, of the Purchase Price (such estimate is referred to as the “Estimated Purchase Price”) and the initial Securityholder Allocation Percentage for each Securityholder. The Estimated Purchase Price, and each component thereof, shall be determined on a consolidated basis using the same accounting methods, policies, principles, practices and procedures, with consistent classifications, judgments and estimation methodology, as were used in preparation of the Latest Balance Sheet or, to the extent applicable, in accordance with any changes to such accounting methods, policies, principles, practices and procedures which are documented in the Company’s books and records prior to the Closing. The amount of the Estimated Purchase Price payable to each Securityholder is set forth on Exhibit A hereto, which exhibit may be updated and delivered to the Buyer in connection with the deliveries to be made pursuant to this Section 2.01. For purposes of this Agreement, “Purchase Price” means an amount equal to:

          (a) $250,000,000,

          (b) plus the Cash Amount,

          (c) plus the Payables Amount,

          (d) minus the Indebtedness Amount,

          (e) plus the Transaction Tax Benefit Amount,

          (f) (i) plus the excess of the Net Working Capital Amount over the Target Working Capital Amount, if any, or (ii) minus the excess of the Target Working Capital Amount over the Net Working Capital Amount,

          (g) minus the amount of the Transaction Expenses,

          (h) plus the amount of the Antitrust Approval Fees.

     Section 2.02. Purchase and Sale of the Shares; Payment of Options.

          (a) Purchase and Sale of Shares. As of the Closing, upon the terms and subject to the conditions set forth in this Agreement, each Stockholder shall sell, assign, transfer and convey to the Buyer, and the Buyer shall purchase and acquire from each such Stockholder, all of the Shares held by such Stockholder. Subject to Section 2.04, the purchase price to be paid by the Buyer to each Stockholder for the Shares held by such Stockholder shall consist of a payment at the Closing, by wire transfer of immediately available funds to the account of such Stockholder set forth on Exhibit A hereto (as the same may be updated prior to Closing), of an amount of cash equal to the result of (A) the Estimated Purchase Price multiplied by such Stockholder’s Securityholder Allocation Percentage, minus (C) the Initial Reserve Amount multiplied by such Stockholder’s Securityholder Allocation Percentage (with respect to a Stockholder, such Stockholder’s “Stockholder Closing Payment Amount”).

          (b) Cash Out of the Options. As of the Closing and simultaneously with the payment to the Stockholders of the Stockholder Closing Payment Amounts, upon the terms and subject to the conditions set forth in this Agreement (including Section 2.04), the Buyer shall pay, or irrevocably cause the Company to pay (by providing funds to the Company or otherwise), to each Optionholder, in cancellation of such Optionholder’s Options, an amount in cash equal to the excess of (i) the result of (A) the Estimated Purchase Price multiplied by such Optionholder’s Securityholder Allocation Percentage, minus (B) the Initial Reserve Amount multiplied by such Optionholder’s Securityholder Allocation Percentage, over (ii) the aggregate exercise price such Optionholder would have paid if such Optionholder had exercised all such Options immediately prior to the Closing (with respect to an Optionholder, such Optionholder’s “Optionholder Closing Payment Amount”), less all applicable withholding Taxes. Each Optionholder agrees that he or she will not exercise his or her Option at or prior to the Closing, and that upon the payment by the Company or the Buyer to such Optionholder of the Optionholder Closing Payment Amount, less all applicable withholding Taxes, the Options held by such Optionholder will be cancelled and of no further force and effect.

     Section 2.03. The Closing.

          (a) The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Patton Boggs LLP (“PB”) in Dallas, Texas, at 10:00 a.m. on the third (3rd) Business Day following full satisfaction or due waiver of all of the closing conditions set forth in Article 9 hereof (other than those to be satisfied at the Closing) or on such other date as is mutually agreeable to the Buyer and Securityholder Representative. The date of the Closing is referred to herein as the “Closing Date.”

          (b) Upon the terms and subject to the conditions set forth in this Agreement, the parties hereto shall consummate the following transactions as of the Closing:

          (i) each Stockholder shall deliver to the Buyer all of the stock certificates representing the Shares held by such Stockholder duly endorsed for transfer or accompanied by duly executed stock powers (or other form of assignment or transfer) or a duly executed lost stock affidavit in a form reasonably acceptable to the Buyer and the Company;

          (ii) the Buyer shall deliver to each Stockholder, by wire transfer of immediately available funds to the account designated by such Stockholder, cash in an amount equal to such Stockholder’s Stockholder Closing Payment Amount;

          (iii) the Buyer shall pay to each such Optionholder, by wire transfer of immediately available funds to the account designated by such Optionholder, an amount equal to such Optionholder’s Optionholder Closing Payment Amount, less all applicable withholding Taxes;

          (iv) the Buyer shall deliver to the Securityholder Representative, for the benefit of the Securityholders in accordance with their respective Securityholder Allocation Percentages, by wire transfer of immediately available funds to the Reserve Account, cash in an amount equal to the Initial Reserve Amount;

          (v) the Buyer shall pay on behalf of the Company and the Subsidiaries, all Indebtedness of the Company and the Subsidiaries set forth on Schedule 2.03(b)(v) hereto in accordance with the payoff letters and other payment instructions provided by the Company or the Securityholder Representative;

          (vi) the Buyer shall pay on behalf of the Company and the Securityholders, the Transaction Expenses set forth on Exhibit B hereto; and

          (vii) the Buyer, the Company and the Securityholders shall make such other deliveries as are required by and in accordance with Article 9 hereof.

     Section 2.04. Post-Closing Adjustment.

          (a) Post-Closing Determination. Within forty-five (45) days after the Closing Date, the Buyer and its auditors shall prepare and deliver to the Securityholder Representative (i) the Buyer’s determinations of the Cash Amount, the Indebtedness Amount, and the Net Working Capital Amount, and (ii) the Buyer’s calculation of the Purchase Price (collectively, the “Draft Computation”). The Draft Computation shall be prepared and the Cash Amount, the Indebtedness Amount, and the Net Working Capital Amount shall be determined on a consolidated basis using the same accounting methods, policies, principles, practices and procedures, with consistent classifications, judgments and estimation methodology, as were used in preparation of the Latest Balance Sheet or, to the extent applicable, in accordance with any changes to such accounting methods, policies, principles, practices and procedures which are documented in the Company’s books and records prior to the Closing, and shall not include any changes in assets or liabilities as a result of purchase or other non-cash accounting adjustments or other changes arising from or resulting as a consequence of the transactions contemplated hereby. The parties agree that the purpose of preparing the Draft Computation and determining the Cash Amount, the Indebtedness Amount, and the Net Working Capital Amount and the related purchase price adjustment contemplated by this Section 2.04 is to measure the amount of Cash and Indebtedness and changes in Net Working Capital, and such processes are not intended to permit the introduction of different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies for the purpose of preparing the Draft Computation or determining Cash, Indebtedness or Net Working Capital. The Company and its auditors will make available to the Buyer and its auditors, employees and advisors all records and work papers used in preparing the Estimated Purchase Price. The Buyer and its auditors will make available to the Securityholder Representative and its auditors, employees and advisors all records and work papers used in preparing the Draft Computation and will prepare and deliver to the Securityholder Representative a detailed analysis of the changes behind any material variance(s) between the Buyer’s determination of the Cash Amount, the Indebtedness Amount and the Net Working Capital Amount, and the corresponding estimates of such amounts as determined by the Company pursuant to Section 2.01 hereof. If the Securityholder Representative disagrees with any aspect of the Draft Computation, the Securityholder Representative may, within forty-five (45) days after receipt of the Draft Computation, deliver a notice (an “Objection Notice”) to the Buyer setting forth the Securityholder Representative’s determination of the Cash Amount, the Indebtedness Amount, and/or the Net Working Capital Amount and the Securityholder Representative’s calculation of the Purchase Price. If the Securityholder Representative does not deliver an Objection Notice to the Buyer within forty-five (45) days after receipt of the Draft Computation, then the parties hereto will be deemed to have agreed to the Draft Computation and the components of such Draft Computation shall be deemed to be finally determined as set forth therein. The Buyer and the Securityholder Representative shall use reasonable efforts to resolve any disagreements as to the Draft

Computation and the Objection Notice, but if they do not obtain a final resolution within forty-five (45) days after the Buyer has received the Objection Notice, the Buyer and the Securityholder Representative shall jointly retain Grant Thornton LLP or such other accounting firm acceptable to the Buyer and the Securityholder Representative (the “Firm”) to resolve any remaining disagreements. The Buyer and the Securityholder Representative shall direct the Firm to render a determination within thirty (30) days after its retention and the Buyer, the Securityholder Representative and their respective agents shall cooperate with the Firm during its engagement. The Firm will act as an expert and not as an arbitrator in conducting its analysis and may consider only those items and amounts in the Draft Computation or Objection Notice which the Buyer and the Securityholder Representative are unable to resolve. In resolving any disputed item, the Firm may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party. The Firm’s determination shall be based solely on written submissions by the Buyer and the Securityholder Representative (i.e., not on independent review) and on the definitions included herein. The determination of the Firm shall be conclusive and binding upon the Buyer, the Securityholder Representative and the Securityholders. Until the Firm makes its determination, the costs and expenses of the Firm shall be borne equally by the Buyer, on the one hand, and the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages), on the other hand; provided, that when the Firm makes its determination, any costs and expenses (including costs and expenses previously advanced) shall be allocated between the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages), on the one hand, and the Buyer, on the other hand, based upon the percentage that the portion of the contested amount not awarded to each party bears to the amount actually contested by such party. For example, if the Securityholder Representative claims the Net Working Capital Amount is $1,000 greater than the amount determined by the Buyer, and the Buyer contests only $500 of the amount claimed by the Securityholder Representative, and if the Firm ultimately resolves the dispute by awarding the Securityholders $300 of the $500 contested, then the costs and expenses of the Firm will be allocated 60% (i.e., 300 ÷ 500) to the Buyer and 40% (i.e., 200 ÷ 500) to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages).

          (b) Post-Closing Adjustment.

          (i) Payment by the Buyer. If the Purchase Price as finally determined pursuant to Section 2.04(a) exceeds the Estimated Purchase Price by more than $250,000, then within five (5) Business Days after such final determination, the Buyer shall pay to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages), by wire transfer or delivery of other immediately available funds, an amount equal to the amount by which such excess exceeds $250,000; provided, however, that in lieu of any distribution of such amount to the Securityholders, the Securityholder Representative, in its sole discretion, may retain all or any portion of such amounts as part of the Reserve Account.

          (ii) Payment by the Securityholders. If the Purchase Price as finally determined pursuant to Section 2.04(a) is less than the Estimated Purchase Price, then within five (5) Business Days after the determination thereof, the Securityholder Representative shall pay to the Buyer from the Reserve Account an amount equal to the amount by which such excess exceeds $250,000 (the amount of such excess, the “Securityholder Working Capital Payment”) and, in the event that the Reserve Account is insufficient to pay the full amount of the Securityholder Working Capital Payment, then each Securityholder shall promptly pay to Buyer by wire transfer or delivery of other immediately available funds, an amount equal to (i) the unpaid portion of the Securityholder Working Capital Payment multiplied by (ii) such Securityholder’s Securityholder Allocation Percentage.

     Section 2.05. Reserve Account. At Closing, the Securityholder Representative shall retain from the Estimated Purchase Price the sum of One Million Dollars ($1,000,000) (the “Initial Reserve Amount”) for deposit into a bank account controlled by the Securityholder Representative (together with any amount retained by the Securityholder Representative pursuant to Section 2.04(b)(i), the “Reserve Account”). All amounts on deposit in the Reserve Account, including any earnings thereon, shall be available to the Securityholder Representative to cover costs and expenses incurred by the Securityholder Representative in the performance of its obligations as Securityholder Representative, including, without limitation, costs and expenses, if any, incurred by the Securityholder Representative (i) in resolving any adjustments pursuant to Section 2.04, (ii) in defending any indemnification claims brought under Article 11hereof, and (iii) in paying any amounts (including fees, costs and expenses) otherwise payable by the Securityholders to the Buyer or the Securityholder Representative pursuant to the terms hereof. Amounts in the Reserve Account may also be applied by the Securityholder Representative as permitted in accordance with Section 11.04.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Buyer that each statement contained in this Article 3 is correct and complete, except as set forth in the Schedules accompanying this Agreement or in any Updated Schedule delivered pursuant to Section 6.03 (each a “Schedule” and, collectively, the “Schedules”). Capitalized terms used in the Schedules and not otherwise defined therein shall have the meanings ascribed to such terms in this Agreement.

     Section 3.01. Organization and Qualification.

          (a) The Company and each of the Subsidiaries are corporations duly organized, validly existing and, where applicable, in good standing under the Laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries have full corporate power and authority to own or lease their respective properties and to conduct their businesses in the manner and in the places where such properties are owned or leased and where such businesses are currently conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The copies of the Company’s and the Subsidiaries’ respective certificates or articles of incorporation and bylaws, as each have been amended to date and heretofore made available to the Buyer and/or its agents, are complete and correct, and no amendments thereto are pending.

          (b) The Company and each of the Subsidiaries are duly licensed and qualified to do business and in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification to do business necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 3.02. Capitalization; Subsidiaries; Securities Owned.

          (a) The authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, 36,040 shares of which are issued and outstanding as of the date hereof. Schedule 3.02hereto sets forth (i) all of the holders of the Company’s issued and outstanding Shares and Options, and (ii) the number of Shares and Options held by each such holder. All of the Shares have been duly authorized, are validly issued, fully paid and nonassessable, and are neither subject to, nor were they issued in violation of, any preemptive rights. The Company is the sole owner, directly or indirectly, of 100% of the outstanding capital stock of each of the Subsidiaries which are listed on Schedule 3.02 hereto. The ownership and capitalization of each of the Subsidiaries is as set forth on Schedule 3.02 hereto. Other than the shares the Company owns in the Subsidiaries, the Company does not own any capital stock or other equity securities issued by any other Person (other than Cash). Except for this Agreement, the Options, as contemplated by the Stock Incentive Plan, the rights and restrictions set forth in the Stockholders’ Agreement or as set forth on Schedule 3.02 hereto, there are no outstanding or authorized options, warrants, rights, contracts, rights to subscribe, conversion rights, preemptive rights, or other agreements or commitments to which the Company or any Subsidiary is a party or which are binding upon the Company or any Subsidiary providing for the issuance, disposition or acquisition of any shares of capital stock of the Company or any Subsidiary. Except as set forth on Schedule 3.02, the outstanding capital stock of each Subsidiary is free and clear of any Lien, except for Permitted Liens.

          (b) Except as set forth on Schedule 3.02:

          (i) there are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the Company or any Subsidiary;

          (ii) except as set forth in the Stockholders’ Agreement, there are no voting trusts, proxies or other written agreements or understandings with respect to the voting of the capital stock of the Company or any Subsidiary;

          (iii) there are no dividends which have accrued or been declared but are unpaid on any of the Shares or the capital stock of any Subsidiary; and

          (iv) except as set forth in the Stockholders’ Agreement, there are no shareholder or similar agreements which affect or restrict the voting rights or right to transfer any of the Shares or the capital stock of any Subsidiary, and there are no registration rights or similar agreements with respect to the Company or any Subsidiary in force or effect.

     Section 3.03. Authority of the Company.

          (a) The Company has the full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the performance of the Company’s obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and each agreement, document and instrument to be executed and delivered by the Company pursuant to this Agreement constitute, or will when executed and delivered constitute, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (b) The execution, delivery and performance by the Company of this Agreement and each such agreement, document and instrument contemplated by this Agreement to which it is a party:

          (i) do not and will not violate any provision of the certificate of incorporation or bylaws of the Company or the equivalent governing documents of any Subsidiary;

          (ii) subject to the Antitrust Approvals, do not and will not violate any Laws of the United States, or any state or other jurisdiction applicable to the Company or any Subsidiary, or require the Company to obtain any Approval, consent or waiver of, or make any filing with, any Person (including any Governmental Authority) that has not been obtained or made, which violation or failure to obtain or make would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

          (iii) do not and will not result in a breach of, constitute a default under, accelerate any obligation under, or give rise to a right of termination of any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, deed of trust, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award, whether written or oral, to which the Company or any Subsidiary is a party or by which the property of the Company or any Subsidiary is bound, except where any of the foregoing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or except as otherwise set forth on Schedule 3.03(b)(iii)hereto.

     Section 3.04. Compliance with Laws. Except as set forth on Schedule 3.04 hereto, and except with respect to the subject matter of the representations and warranties set forth in Section 3.06 (Taxes), Section 3.15 (Intellectual Property), Section 3.18(Permits), Section 3.19 (Employee Benefit Plans), Section 3.21 (Environmental Matters), and Section 3.22 (Employee Relations), the Company and each of the Subsidiaries are in material compliance with all applicable statutes, ordinances, orders, rules and regulations (“Laws”) promulgated by any federal, state, territory, municipal or other governmental authority (each, a “Governmental Authority”), which are necessary for the operation of the business of the Company or such Subsidiary as presently conducted.

     Section 3.05. Advisory and Other Fees. Neither the Company nor any of the Subsidiaries has incurred or shall become liable for any advisory fee, broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement, other than fees payable to Lazard and ACAS, which fees shall be paid as provided in Section 12.04, and other than the Transaction Expenses.

     Section 3.06. Taxes. Except as set forth on Schedule 3.06 hereto:

          (a) (i) since the Reference Date, all United States federal income Tax Returns of or with respect to the Company and the Subsidiaries required by Law to be filed have been timely filed (after giving effect to any applicable extensions granted) and all other material Tax Returns of or with respect to the Company and the Subsidiaries required by applicable federal, foreign, state, local or other Law to be filed have been timely filed (after giving effect to any applicable extensions granted);

          (ii) since the Reference Date, the Company and each of the Subsidiaries have timely paid or caused to be paid as of the date hereof all Taxes shown as due on the Tax Returns referred to in Section 3.06(a)(i), except to the extent such Taxes are being contested in good faith by the Company or a Subsidiary or are properly reserved for on the books or records of the Company or such Subsidiary; and

          (iii) since the Reference Date, there has not been any audit of any Tax Return filed by or with respect to the Company or any Subsidiary for which the applicable statute of limitations has not expired; no audit of any such Tax Return of or including the Company or any Subsidiary is in progress; and neither the Company nor any Subsidiary has been notified in writing by any Governmental Authority that any audit is contemplated or pending. Since the Reference Date, no written claim has been made by any Governmental Authority in a jurisdiction where the Company or any Subsidiary does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

          (b) Neither the Company nor any Subsidiary is a party to, bound by or has any obligation under any agreement relating to allocating or sharing the payment of, or liability for, Taxes or has any liability for Taxes of any Person other than members of the affiliated group, within the meaning of Section 1504(a) of the Code, filing consolidated federal income tax returns of which the Company is the common parent under Treasury Regulation § 1.1502-6 (or a similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.

          (c) No closing agreement pursuant to Section 7121 of the Code or any similar provision of any state, local or foreign Law has been entered into by or with respect to the Company or any Subsidiary. Neither the Company nor any Subsidiary has agreed to, or is required to make any adjustment for, any period after the Closing Date pursuant to Section 481(a) of the Code by reason of any change in any accounting method. There is no application pending with any Governmental Authority requesting permission for any such change in any accounting method of the Company or any Subsidiary and the Internal Revenue Service has not proposed in writing any such adjustment or change in accounting method.

     Section 3.07. Officers and Directors; Books and Records.

          (a) Schedule 3.07(a) hereto sets forth the name and title of each officer and director of the Company and each Subsidiary.

          (b) The copies of the records of the Company and the Subsidiaries, as made available by the Company to the Buyer and/or its agents, are true and complete copies of the originals of such documents.

     Section 3.08. Litigation. Schedule 3.08 hereto sets forth each continuing action, suit, investigation and other proceeding pending or, to the Company’s Knowledge, threatened against the Company or any of the Subsidiaries, at law or in equity, or before or by any Governmental Authority (including any action, suit, investigation or proceeding (i) regarding the existence of a defect in the manufacture, production, distribution or sale of any products made or sold by or on behalf of the Company or any Subsidiary, or (ii) against or relating to any Employee Benefit Plan), other than workers’ compensation claims and routine claims for benefits under the Company’s Employee Benefit Plans, which would not reasonably be expected to have a Material Adverse Effect, and any action, suit, investigation or proceeding that is reasonably expected to be covered by insurance. Except as set forth on Schedule 3.08, neither the Company nor any Subsidiary is a party to any judgment, order or decree of any court, administration agency, commission or other Governmental Authority.

     Section 3.09. Financial Statements.

          (a) The Company has delivered to the Buyer the following financial statements, attached as Schedule 3.09(a) hereto:

          (i) audited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 2010 and audited consolidated statements of operations, stockholders’ equity, and cash flows for the fiscal year then ended (collectively, the “Audited Financial Statements”); and

          (ii) unaudited consolidated balance sheets of the Company and the Subsidiaries as of June 30, 2011 (the “Latest Balance Sheet”), and the related statements of operations and cash flows for the fiscal year and the six (6) months then ended (collectively, the “Unaudited Financial Statements” and, together with the Audited Financial Statements, the “Financial Statements”).

          (b) The Audited Financial Statements have been prepared in accordance with GAAP applied consistently during the periods covered thereby, and present fairly in all material respects the financial condition of the relevant entities at the dates of said statements and the results of their operations and cash flows for the periods covered thereby. The Unaudited Financial Statements have been prepared in accordance with GAAP applied consistently during the period covered thereby, and present fairly in all material respects the financial condition of the Company and the Subsidiaries at the date of such statements and the results of their operations and cash flows for the period covered thereby, except that they do not contain the materials and disclosures to be found in notes to financial statements prepared in accordance with GAAP, nor do they reflect year-end adjustments.

          (c) Except as set forth on Schedule 3.09(c) hereto, neither the Company nor any Subsidiary has any liabilities that would be required to be reflected on a balance sheet prepared in accordance with GAAP, except for (i) liabilities reflected or reserved against on the Latest Balance Sheet (including all notes thereto); (ii) liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet; (iii) liabilities incurred in connection with the transactions contemplated hereby; (iv) liabilities arising under Contracts or other matters otherwise set forth in the Schedules hereto; and (iv) the Transaction Expenses.

     Section 3.10. Transactions with Affiliates. Except (i) for intra-company transactions amongst the Company and the Subsidiaries, (ii) transactions, agreements, contracts or understandings between ACAS, ACEI or ACEII and the Company or any Subsidiary or which otherwise relate to the purchase, transfer or voting of securities, in each case, which will be terminated as of the Closing, (iii) the Company’s or any Subsidiary’s organizational documents, (iv) as set forth on Schedule 3.10 hereto, and (v) to the extent reflected in the Financial Statements, since the date of the Latest Balance Sheet there have been no material transactions, contracts, understandings or agreements of any kind between the Company or any Subsidiary and any Person which is an Affiliate of the Company or such Subsidiary.

     Section 3.11. Real Properties.

          (a) The Company owns no real property.

          (b) Schedule 3.11(b) hereto sets forth each lease or other agreement under which the Company or any Subsidiary leases or has rights to use any material real property owned by a Person other than the Company or a Subsidiary (the “Real Property Leases” and, each individually, a “Real Property Lease”). The Real Property Leases are in full force and effect and (i) the Company or the applicable Subsidiary, as the case may be, has not defaulted thereunder and (ii) to the Knowledge of the Company, no event has occurred that with notice or lapse of time, or both, would constitute a default by the Company or the applicable Subsidiary, as the case may be, which would reasonably be expected to result in a termination of the applicable Real Property Lease. True and complete copies of the Real Property Leases have been made available to the Buyer and/or its agents by the Company. Except as set forth on Schedule 3.11(b) hereto, the Company or a Subsidiary has a valid and subsisting leasehold interest in all the real property which is the subject of each of the respective Real Property Leases set forth on Schedule 3.11(b) hereto (individually, the “Leased Real Property” and, collectively, the “Leased Real Properties”).

          (c) To the Knowledge of the Company, no material permit, license or certificate of occupancy pertaining to the leasing or operation of any Leased Real Property, other than those which are transferable with such property, is required by any Governmental Authority.

     Section 3.12. Absence of Material Adverse Effect. Except as set forth on Schedule 3.12 hereto, since the date of the Latest Balance Sheet, there has not been any Material Adverse Effect.

     Section 3.13. Absence of Certain Changes. Except as set forth on Schedule 3.13hereto, or as contemplated by this Agreement, the Company and each Subsidiary have complied in all material respects with the covenants and restrictions set forth in Section 6.01 hereof to the same extent as if this Agreement had been executed on, and had been in effect since, the date of the Latest Balance Sheet.

     Section 3.14. Tangible Personal Property. Except as set forth on Schedule 3.14hereto, (a) the Company or a Subsidiary has valid title to or a valid license or leasehold interest in all of the material items of tangible personal property reflected on the Latest Balance Sheet, except as sold or disposed of subsequent to the date thereof in the ordinary course of business consistent with past practices, and (b) all such tangible personal property (other than licensed or leased tangible property) is owned or, in the case of licensed or leased tangible personal property, the Company or the applicable Subsidiary has a valid license or leasehold interest in such tangible personal property, in each case free and clear of all liens, encumbrances, contracts and security interests (collectively, “Liens”), except for Permitted Liens. Except as set forth on Schedule 3.14 hereto, to the Knowledge of the Company, the facilities, plants, machinery and equipment of the Company and the Subsidiaries are in good working order and condition, ordinary wear and tear excepted and subject to routine maintenance, and are fit for the purpose for which they are currently being used.

     Section 3.15. Intellectual Property. Schedule 3.15 hereto sets forth all patents, trademark registrations, service mark registrations, trade names, domain name registrations, copyright registrations, and all applications for any of the foregoing, that are material to the business of the Company and its Subsidiaries and that are owned by the Company or any Subsidiary. To the Knowledge of the Company, no intellectual property is owned by a third party that is necessary for the operation of the Company’s business (other than such intellectual property currently licensed by the Company or one of its Subsidiaries). Except as set forth on Schedule 3.15 hereto, since the Reference Date, neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with asserted rights of others with respect to any know-how, trade secrets, patents, trademarks, trade names, brand names and copyrights that are owned or used by, or licensed to, the Company or any Subsidiary. Except as set forth on Schedule 3.15 hereto, the Company does not have Knowledge of any material infringement or misappropriation by the Company of any third party’s material intellectual property. Except as set forth on Schedule 3.15 hereto, the Company does not have Knowledge of any material infringement or misappropriation by any third party of the material intellectual property owned by the Company.

     Section 3.16. Contracts. Except for contracts, commitments, plans, agreements and licenses listed on Schedule 3.16 hereto (true and complete copies of which or, with respect to oral Contracts, true and correct written summaries of which, in each case, together with all amendments, supplements or other modifications thereto have been made available to the Buyer and/or its agents) (in each case, whether oral or written, the “Contracts”), and except for purchase orders entered into in the ordinary course of business, neither the Company nor any Subsidiary is a party to or subject to:

          (a) any plan or contract providing for bonuses, stock, options, stock purchases, profit sharing, collective bargaining or the like (other than the Options and the Stock Incentive Plan) or any contract or agreement with any labor union (other than the plans listed on Schedule 3.19 hereto);

          (b) any employment contract or contract for services which requires the payment of more than $150,000 annually in total cash compensation, which is not terminable on sixty (60) or fewer days notice by the Company or a Subsidiary without liability for any material penalty or severance payment;

          (c) any contract or agreement for the purchase of any commodity, material or equipment in excess of $150,000;

          (d) any other contracts or agreements creating any obligation of the Company or any Subsidiary of more than $150,000 annually with respect to any such contract;

          (e) any contract or agreement requiring the purchase of all or substantially all of its requirements of a particular product from a supplier, except any contract or agreement relating to the purchase of inventory in the ordinary course of business;

          (f) any contract or agreement that by its terms does not terminate or is not terminable by the Company or a Subsidiary within twelve (12) months after the date hereof without payment of a penalty of $150,000 or more;

          (g) any contract containing covenants materially limiting the freedom of the Company or any Subsidiary to compete in any line of business or with any Person;

          (h) any contract or agreement for the purchase of any fixed asset for a price in excess of $150,000;

          (i) any partnership, joint venture or other similar contract or agreement;

          (j) any material contract or agreement providing for the license of patents, trademarks, service marks, trade names or copyrights between the Company or any Subsidiary and any third party;

          (k) any agreement concerning confidentiality, except for (i) such agreements entered into in connection with transactions or communications with third parties in the ordinary course of business, (ii) such agreements by the Company or its agents or representatives with third parties in connection with any proposed sale, financing or similar transaction of the Company or its Subsidiaries, including the transactions contemplated hereby and whether similar to the Confidentiality Agreement or otherwise, and (iii) such agreements entered into with employees of the Company or any Subsidiary in the ordinary course of business;

          (l) any agreement in which a Securityholder, or an Affiliate of any Securityholder, is a party, other than employment, stock option or other employee benefit agreement;

          (m) any material sales, marketing, distributorship, agency or representative agreements where the counter-party to such agreement has the right or power to bind the Company or any Subsidiary;

          (n) any agreements with respect to reorganizations, mergers or acquisitions of capital stock or business assets of any Person since January 1, 2006;

          (o) any power of attorney granted by the Company or any Subsidiary that is currently effective and outstanding and vests in any Person decision-making authority or the right or power to bind the Company or any Subsidiary;

          (p) any agreements, notes, contracts or other documents under which the Company or any Subsidiary has created, incurred, assumed or guaranteed any Indebtedness, or under which it has created a Lien on any of its assets; and

          (q) any agreement requiring the payment of any royalty.

                All Contracts are valid and in full force and effect and constitute legal, valid and binding obligations of the Company or the applicable Subsidiary and, to the Knowledge of the Company, the other parties thereto, and are enforceable against the Company or such Subsidiary in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). To the Knowledge of the Company, neither the Company nor any Subsidiary is in default in complying with any material provisions thereof, nor has the Company or any Subsidiary received written notice of any such default, and, to the Knowledge of the Company, no condition or event or facts exist that, with notice, lapse of time or both, would constitute a default thereof on the part of the Company or any Subsidiary.

     Section 3.17. Insurance. The Company has made available to Buyer true and complete copies of all policies of insurance and fidelity bonds to which the Company or any Subsidiary is a party or under which the company or any Subsidiary is covered. All policies of insurance or fidelity bonds maintained by the Company or any Subsidiary are in full force and effect. All premiums due on any policy of insurance or fidelity bonds have been paid to the extent such premiums are due and payable and the Company and its Subsidiaries have otherwise performed all of their obligations under such policies.

     Section 3.18. Permits. Except as set forth on Schedule 3.18 hereto, (i) the Company and each of the Subsidiaries have obtained all permits, registrations, licenses, franchises, certifications and other approvals (collectively, the “Approvals”) from Governmental Authorities (other than Approvals subject to the representations and warranties in Section 3.11 (Real Property), Section 3.15 (Intellectual Property) and Section 3.21(Environmental Matters)) necessary for the conduct of its business as presently conducted, except where the failure to obtain such Approvals would not reasonably be expected to have a Material Adverse Effect, (ii) all such Approvals are valid and in full force and effect and (iii) none of such Approvals is subject to termination by its terms as a result of the execution of this Agreement by the Company or by the consummation of the transactions contemplated by this Agreement.

     Section 3.19. Employee Benefit Plans. All material Employee Benefit Plans maintained by the Company or any Subsidiary or to which the Company (or any Subsidiary) is obligated to contribute are listed on Schedule 3.19 hereto. Except as set forth on Schedule 3.19 hereto:

          (a) all such Employee Benefit Plans have been made available to the Buyer and/or its agents;

          (b) all such Employee Benefit Plans have been maintained, funded and administered in compliance in all material respects with all applicable Laws, including without limitation, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code, except where such noncompliance would not reasonably be expected to result in a material liability;

          (c) since the Reference Date, no such Employee Benefit Plan, or any trustee, administrator, employee or “fiduciary” thereof has, to the Knowledge of the Company, engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject any such Employee Benefit Plan, trustee, administrator, employee or fiduciary thereof, or any party dealing with any such Employee Benefit Plan, to a material Tax or penalty on prohibited transactions imposed by Section 4975 of the Code or Section 502 of ERISA;

          (d) no Employee Benefit Plan is a defined benefit pension plan or has within the six (6) years preceding the date of this Agreement been subject to the minimum funding requirements of Section 412 of the Code or Title IV of ERISA;

          (e) neither the Company nor any ERISA Affiliate has or has ever had any obligation to contribute to any “multiemployer plan” within the meaning of Section 3(37) of ERISA;

          (f) each Employee Benefit Plan intended to qualify under Section 401 of the Code has received a favorable determination letter from the Internal Revenue Service that such Employee Benefit Plan is a “qualified plan” under Section 401(a) of the Code; the related trusts are exempt from tax under Section 501(a) of the Code; and, to the Knowledge of the Company, no facts or circumstances exist that would be reasonably likely to jeopardize the qualification of such Employee Benefit Plan;

          (g) with respect to the Employee Benefit Plans, to the Knowledge of the Company, all required contributions have been made or properly accrued on the Financial Statements;

          (h) neither the Company nor any ERISA Affiliate has liability under any Employee Benefit Plan, or otherwise, to provide medical or death benefits with respect to current or former employees of the Company or any Subsidiaries beyond their termination of employment (other than coverage mandated by Law), and there are no reserve assets, surplus or prepaid premiums under any such Employee Benefit Plan;

          (i) the consummation of the transactions contemplated by this Agreement will not, other than pursuant to the Employee Benefit Plans listed on Schedule 3.19 hereto or pursuant to actions taken by the Buyer, result in any material liability to any present or former employee or independent contractor, including, but not limited to, as a result of the Worker Adjustment Retraining and Notification Act;

          (j) except as set forth in Schedule 3.19, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any current or former officer, partner, contractor or employee of Company or an ERISA Affiliate, (ii) increase any benefits otherwise payable under any Employee Benefit Plan, (iii) increase any benefits otherwise payable under any Employee Benefit Plan or (iv) result in the acceleration of the time of payment or vesting of any such benefits under any such Employee Benefit Plan; and

          (k) no amount required to be paid or payable to or with respect to any employee or other service provider of Company or an ERISA Affiliate in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) could be an “excess parachute payment” within the meaning of Section 280G of the Code. Each Employee Benefit Plan that constitutes a nonqualified deferred compensation plan for purposes of Section 409A of the Code has been operated in compliance in form and substance with Section 409A of the Code and all applicable guidance from the IRS.

     Section 3.20. Employees; Labor Matters. Neither the Company nor any Subsidiary is delinquent in any material payments to any of their respective employees for any wages, salaries, commissions, bonuses, severance, termination pay or other direct compensation for any services performed for it to the date hereof or amounts required to be reimbursed to such employees. Except as set forth on Schedule 3.20 hereto, neither the Company nor any Subsidiary has any written policy, practice, plan or program of paying severance pay or any written form of severance compensation in connection with the termination of employment. Except as set forth on Schedule 3.20hereto, to the Knowledge of the Company, there are no material grievances, complaints or charges that have been filed against the Company or any Subsidiary under any dispute resolution procedure (including, but not limited to, any proceedings under any dispute resolution procedure under any collective bargaining agreement) that have not been dismissed. Except as set forth on Schedule 3.20 hereto, no collective bargaining agreements are in effect or are currently being negotiated by the Company or any Subsidiary.

     Section 3.21. Environmental Matters. Except as set forth on Schedule 3.21 hereto, since the Reference Date, the Company and the Subsidiaries have obtained and possessed all material Approvals required under federal, state and local Laws concerning pollution or protection of the environment, in each case in effect on or prior to the date hereof, including all such Laws relating to the emission, discharge, release or threatened release of any petroleum, pollutants, environmental contaminants or hazardous or toxic materials, substances or wastes into air, surface water, groundwater or lands (“Environmental Requirements”), except where the failure to obtain or possess such Approvals would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.21 hereto, to the Knowledge of the Company, the Company and each Subsidiary are in compliance with all terms and conditions of such Approvals and are also in compliance with all other Environmental Requirements, except for such failures to comply that would not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.21 hereto, since the Reference Date, neither the Company nor any Subsidiary has received any written notice from any Governmental Authority or other Person asserting or alleging that the Company or any Subsidiary has failed in any material respect to comply with any Environmental Requirements, or that the Company or any Subsidiary is liable in any material respect for any material injury or material damages to any Person or property because of the release or threatened release of any petroleum, pollutants, environmental contaminants, hazardous or toxic materials, substances or wastes except as would not reasonably be expected to have a Material Adverse Effect. The Company has made available to the Buyer all material environmental audits and reports that are in the Company’s possession and that relate to the Company’s or any Subsidiary’s past or current properties, facilities or operations. Notwithstanding any implication to the contrary contained herein, this Section 3.21constitutes the sole and exclusive representations and warranties of the Company with respect to Environmental Requirements and all other environmental matters.

     Section 3.22. Employee Relations. Except as set forth on Schedule 3.22 hereto, none of the employees of the Company or the Subsidiaries is represented by a union, and, to the Knowledge of the Company, since the Reference Date, no union organizing efforts have been conducted or are now being conducted. Set forth on Schedule 3.22 hereto is a list of all material actions, suits and proceedings pending between the Company or any Subsidiary and any employees, former employees or prospective employees of the Company or such Subsidiary or involving other labor-related matters (including, without limitation, charges of employment discrimination or unfair labor practices) other than ordinary course claims for benefits under Employee Benefit Plans and workers’ compensation claims that would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any Subsidiary is in violation in any material respect of any provision of any Law promulgated by any Governmental Authority regarding the terms and conditions of employees, former employees or prospective employees or other labor-related matters, including, without limitation, Laws relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees of the Company or any Subsidiary, except where such violation would not, individually or in the aggregate, currently have a Material Adverse Effect.

     Section 3.23. Accounts Receivable. All accounts receivable reflected on the Latest Balance Sheet and those accounts receivable that have arisen since the date of the Latest Balance Sheet and have not yet been collected, represent valid obligations of customers of the Company and its Subsidiaries arising from bona fide transactions entered into in the ordinary course of business and, except from Permitted Liens, are free and clear of all Liens.

     Section 3.24. Bank Accounts. The Company has provided to Buyer a correct and complete list of each account maintained by the Company and its Subsidiaries at any bank or other financial institution, including the following information for each such account: (a) the name and location of the institution at which such account is maintained, (b) the name in which such account is maintained and the account number of such account, (c) a brief description of such account and (d) the names of all individuals authorized to draw on or make withdrawals from such account.

     Section 3.25. Foreign Corrupt Practices Act. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company, nor any Subsidiary, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary has (i) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or to influence official action; (iii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee from corporate funds.

     Section 3.26. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 3 (QUALIFIED BY THE SCHEDULES), NEITHER THE COMPANY NOR ANY OF THE SUBSIDIARIES MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND THE COMPANY AND EACH SUBSIDIARY HEREBY DISCLAIM ANY SUCH REPRESENTATION OR WARRANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE SECURITYHOLDERS

          Each Securityholder, severally and not jointly, represents and warrants to the Buyer, as to such Securityholder that:

     Section 4.01. Organizational Authorization. If such Securityholder is an entity, the execution, delivery and performance by such Securityholder of this Agreement and the consummation of the transactions contemplated hereby are within such Securityholder’s organizational powers and have been duly authorized by all necessary action on the part of such Securityholder. This Agreement and the Joinder Agreement, as applicable, constitutes a valid and binding agreement of such Securityholder, enforceable against such Securityholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 4.02. Governmental Authorization. Subject to the Antitrust Approvals, the execution, delivery and performance by such Securityholder of this Agreement and the Joinder Agreement, as applicable, require no material action by or in respect of, or material filing with, any Governmental Authority, agency or official.

     Section 4.03. Noncontravention. The execution, delivery and performance by such Securityholder of this Agreement and the Joinder Agreement, as applicable, do not and will not (i) with respect to any Securityholder that is an entity, violate its certificate or articles of incorporation or bylaws or other equivalent governing documents, (ii) assuming compliance with the matters referred to in Section 4.02, violate any material Law applicable to the transactions contemplated hereby or (iii) require any material consent or other material action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Securityholder under any provisions of any material agreement or other material instrument binding upon such Securityholder.

     Section 4.04. Ownership of Securities. As of the date hereof, such Securityholder (a) if a Stockholder, is the owner of the number of Shares set forth opposite such Securityholder’s name on Schedule 3.02 hereto, free and clear of any Lien, except for Permitted Liens; and (b) if an Optionholder, is the owner of the number of Options at the exercise prices indicated thereon set forth opposite such Optionholder’s name on Schedule 3.02 hereto, free and clear of any Lien, except for Permitted Liens. Such Securityholder will be, as of the Closing, the record and beneficial owner of such Securityholder’s respective Shares and/or Options, free and clear of any Liens, except Permitted Liens.

     Section 4.05. Advisory and Other Fees. Such Securityholder has not incurred nor shall become liable for any advisory fee, broker’s commission or finder’s fee relating to or in connection with the transactions contemplated by this Agreement.

     Section 4.06. No Action. Such Securityholder (i) does not have any action or cause of action or other claim whatsoever against the Company or any Subsidiary, (ii) except for (A) rights under this Agreement, (B) unpaid Indebtedness payable to ACAS, ACEI, ACEII or any of their respective Affiliates, which will be paid in accordance with Section 2.03(b)(v) hereof, (C) rights under matters set forth in Schedule 3.10 hereto or arising under Contracts disclosed pursuant to Section 3.16(l), (D) wages and other employee benefits owed to any Securityholder that is also an employee of the Company or a Subsidiary or (E) rights to indemnification owed to any Securityholder or its Affiliates by virtue of such Securityholder’s service as a director, employee, agent or representative of the Company or any Subsidiary, is not owed any amount by and does not owe any amount to the Company or any Subsidiary.

     Section 4.07. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 4, SUCH SECURITYHOLDER MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND SUCH SECURITYHOLDER HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE BUYER

          The Buyer represents and warrants to the other parties hereto that:

     Section 5.01. Existence and Power. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the State of Ohio and has all corporate powers and all material Approvals from Governmental Authorities required to carry on its business as now conducted.

     Section 5.02. Organizational Authorization. The Buyer has the full right, power and authority to enter into this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the performance of the Buyer’s obligations hereunder have been duly authorized by all necessary corporate action on the part of the Buyer. This Agreement and each agreement, document and instrument to be executed and delivered by the Buyer pursuant to this Agreement constitute, or will when executed and delivered constitute, valid and binding obligations of the Buyer, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     Section 5.03. Governmental Authorization. Subject to the Antitrust Approvals, the execution, delivery and performance by the Buyer of this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and the consummation of the transactions contemplated hereby or thereby require no material action by or in respect of, or material filing with, any Person (including any Governmental Authority).

     Section 5.04. Noncontravention. The execution, delivery and performance by the Buyer of this Agreement and each agreement, document and instrument to be executed and delivered by it pursuant to or as contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the certificate of incorporation or code of regulations of the Buyer, (ii) assuming compliance with the matters referred to in Section 5.03, violate any material Law, judgment, injunction, order or decree or (iii) require any material consent or other material action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Buyer under any provisions of any material agreement or other material instrument binding upon the Buyer.

     Section 5.05. Financing. The Buyer has on the date hereof, and at the Closing shall have, sufficient cash, available lines of credit or other sources of immediately available funds or committed capital to enable it to fulfill its obligations hereunder and to make payment of all amounts to be paid by it hereunder on and after the Closing Date.

     Section 5.06. Purchase for Investment. The Buyer is purchasing the Shares for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof. The Buyer is an “accredited investor” and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares and is capable of bearing the economic risks of such investment.

     Section 5.07. Actions and Proceedings. There are no (i) outstanding judgments, orders, writs, injunctions or decrees of any court, Governmental Authority or arbitration tribunal against the Buyer or any of its Affiliates, which have or could have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby or (ii) actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or, to the knowledge of the Buyer, threatened against the Buyer, which have or could have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby.

     Section 5.08. Finder’s Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission upon the consummation of the transactions contemplated by this Agreement.

     Section 5.09. Solvency. Immediately after giving effect to the transactions contemplated by this Agreement and any financing arrangements incurred by the Buyer in connection therewith, the Company and each Subsidiary will be able to pay their respective debts as they become due and will own property that has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the transactions contemplated by this Agreement, the Company and each Subsidiary will have adequate capital to carry on their respective businesses. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company and the Subsidiaries.

     Section 5.10. Acknowledgment by the Buyer.

          (A) The Buyer has conducted to its satisfaction, an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company and, in making its determination to proceed with the transactions contemplated by this Agreement, the Buyer has relied on the results of its own independent investigation and verification and the representations and warranties of the Company and/or the Securityholders expressly and specifically set forth in this Agreement. SUCH REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND/OR THE SECURITYHOLDERS CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE SUBSIDIARIES AND THE SECURITYHOLDERS TO THE BUYER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE BUYER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE EXPRESSED OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY RELATING TO THE FUTURE OR HISTORICAL FINANCIAL CONDITION, RESULTS OF OPERATIONS, ASSETS OR LIABILITIES OF THE COMPANY OR THE SUBSIDIARIES OR THE QUALITY, QUANTITY OR CONDITION OF THE ASSETS OF THE COMPANY OR THE SUBSIDIARIES) ARE SPECIFICALLY DISCLAIMED BY THE COMPANY, THE SUBSIDIARIES AND THE SECURITYHOLDERS. THE

COMPANY, THE SUBSIDIARIES AND THE SECURITYHOLDERS DO NOT MAKE OR PROVIDE, AND THE BUYER HEREBY WAIVES, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO SAMPLES, OR CONDITION OF THE COMPANY’S OR ANY OF THE SUBSIDIARIES’ ASSETS OR ANY PART THEREOF.

          (b) In connection with the Buyer’s investigation of the Company and the Subsidiaries, the Buyer has received from or on behalf of the Company and the Subsidiaries or the Securityholders certain projections, including projected statements of operating revenues and income from operations of the Company and the Subsidiaries for the fiscal year ending December 31, 2011 and for subsequent fiscal years and certain business plan information for such fiscal year and succeeding fiscal years. The Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that the Buyer is familiar with such uncertainties, that the Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that the Buyer shall have no claim against the Securityholders with respect thereto. Accordingly, neither the Company, the Subsidiaries nor the Securityholders make any representations or warranties whatsoever with respect to such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). The Buyer agrees that neither any of the Securityholders nor any other Person will have or be subject to any liability to the Buyer or any other Person resulting from the distribution to the Buyer, or the Buyer’s use of, any information regarding the Company or any of its Subsidiaries or their respective businesses, including the Confidential Information Memorandum prepared by Lazard, and any information, document or material made available to the Buyer or its Affiliates in certain physical or on-line “data rooms,” management presentations or any other form in expectation of the transactions contemplated by this Agreement.

     Section 5.11. No Knowledge of Misrepresentations or Omissions; No Reliance. The Buyer has no knowledge that any representation or warranty of the Company or the Securityholders in this Agreement is not true and correct in all material respects. In addition, the Buyer has no knowledge of any material errors in, or material omissions from, the Schedules. The Buyer acknowledges and agrees that the representations and warranties made by the Company in this Agreement (as qualified by the Schedules) supersede, replace and nullify in every respect the data set forth in any other document, material or statement, whether written or oral, made available to the Buyer, and the Buyer shall be deemed to have not relied on any data contained in such other document, material or statement for any purpose whatsoever, including, without limitation, as a promise, projection, guaranty, representation, warranty or covenant.

     Section 5.12. No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE 5 (AS MODIFIED BY THE SCHEDULES), THE BUYER MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND THE BUYER HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

ARTICLE 6
COVENANTS OF THE COMPANY AND THE SECURITYHOLDERS

     Section 6.01. Conduct of the Company and the Subsidiaries. During the period from the date of this Agreement and continuing until the Closing, the Company agrees as to itself and the Subsidiaries that, except (i) as expressly contemplated or permitted by this Agreement, (ii) as required by applicable Law, or (iii) to the extent that the Buyer shall otherwise consent in writing, which consent shall not be unreasonably withheld, conditioned or delayed:

          (a) the Company and the Subsidiaries shall use reasonable efforts to carry on their respective businesses in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use reasonable efforts to preserve intact their present lines of business, maintain their rights and franchises and preserve their relationships (contractual or otherwise) with customers, suppliers and others having business dealings with them (including, without limitation, through ordinary course renewals, negotiations with and amendments to such relationships) to the end that their ongoing businesses shall not be impaired in any material respect at the Closing; provided, however, that no action by the Company or any Subsidiary with respect to matters specifically addressed by any other provision of this Section 6.01 shall be deemed a breach of this Section 6.01(a), unless such action would constitute a breach of one or more of such other provisions;

          (b) neither the Company nor any Subsidiary shall incur or commit to any capital expenditures or any obligations or liabilities in connection with capital expenditures, except for (i) capital expenditures and obligations or liabilities in connection therewith incurred or committed to in the ordinary course of business consistent with past practice or (ii) other capital expenditures and obligations or liabilities in connection therewith in an amount not to exceed $150,000 in the aggregate;

          (c) the Company shall not, and shall not permit any of the Subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock or other equity interests (except for dividends in Cash and dividends by a Subsidiary to another Subsidiary or the Company), (ii) split, combine or reclassify any of its capital stock or other equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests (except for any such transaction by a direct or indirect Subsidiary that remains a direct or indirect Subsidiary after consummation of such transaction), or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock or other equity interests (except for repurchases and redemptions paid in Cash and upon the exercise of Options);

          (d) the Company shall not, and shall not permit any Subsidiary to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares of their respective capital stock, or enter into any agreement with respect to any of the foregoing, other than the issuance of shares upon the exercise of Options or other securities convertible into or exercisable for shares of capital stock issued and outstanding as of the date hereof, issuances of capital stock by a direct or indirect Subsidiary to such Subsidiary’s parent or another direct or indirect Subsidiary, the transactions contemplated herein or the Stock Incentive Plan;

          (e) other than to the extent required to comply with its obligations hereunder or required by Law, the Company shall not, and shall not permit any Subsidiary to, amend or propose to amend its certificate of incorporation or bylaws or equivalent formation documents;

          (f) the Company shall not, and shall not permit any Subsidiary to, acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or any portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire or in-license any assets or rights (other than the acquisition or in-license of assets used in the operations of the business of the Company or any Subsidiary in the ordinary course consistent with past practice); provided, however, that the foregoing shall not prohibit (i) the creation of new direct or indirect Subsidiaries organized to conduct or continue activities otherwise permitted by this Agreement or (ii) internal reorganizations or consolidations involving existing direct or indirect Subsidiaries that remain direct or indirect Subsidiaries;

          (g) other than (i) internal reorganizations or consolidations involving existing direct or indirect Subsidiaries that remain direct or indirect Subsidiaries or (ii) as may be required by or in conformance with applicable Law in order to permit or facilitate the consummation of the transactions contemplated hereby, the Company shall not, and shall not permit any Subsidiary to, sell, encumber (other than Permitted Liens) or otherwise dispose of, or agree to sell, encumber (other than Permitted Liens) or otherwise dispose of, any of its assets other than in the ordinary course of business consistent with past practice;

          (h) the Company shall not, and shall not permit any Subsidiary to, (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than (A) by the Company or a direct or indirect Subsidiary to or in the Company or any other direct or indirect Subsidiary, (B) pursuant to any contract or other legal obligation of the Company or in any Subsidiary as in effect as of the date hereof or (C) in the ordinary course of business consistent with past practice or (ii) create, incur, assume or suffer to exist any indebtedness, issuances of debt securities, guarantees, loans or advances to the Company or any Subsidiary not in existence as of the date of this Agreement except (A) pursuant to the credit facilities, indentures (but not in excess of amounts authorized for issuance thereunder as of the date of this Agreement) and other arrangements in existence on the date of this Agreement, (B) by the Company or a direct or indirect Subsidiary to or in the Company or any other direct or indirect Subsidiary, or (C) trade debt and commercial finance in the ordinary course of business consistent with past practice, in each case as such credit facilities, indentures and other arrangements and other existing indebtedness may be amended, extended, modified, refunded, renewed or refinanced after the date of this Agreement;

          (i) other than as required by an existing contract or agreement, an Employee Benefit Plan or applicable Law and other than in the ordinary course of business consistent with past practice, neither the Company nor any Subsidiary shall (A) increase the amount of cash compensation or severance pay of any director or executive officer, (B) make any material increase in, or commitment to increase materially, any employee benefits, (C) adopt or make any commitment to adopt any material new Employee Benefit Plan or make any material contribution, other than regularly scheduled contributions, to any Employee Benefit Plan; or (D) enter into any employment, severance or similar contract or collective bargaining agreement with respect to any employees.

          (j) neither the Company nor any Subsidiary shall (A) change its fiscal year, (B) make, change or revoke any material Tax election (except in the ordinary course of business consistent with past practice or as otherwise required by applicable Law) or (C) except as required by changes in GAAP or as required by applicable Law, materially change its methods of accounting in effect as of the date hereof; and

          (k) other than in connection with any action expressly permitted by any other subsection of this Section 6.01 and except for any new contract awards, and any contract renewals, negotiations and amendments entered into in the ordinary course of business and consistent with past practice, neither the Company nor any Subsidiary shall (A) enter into or become bound by, or permit any of the assets owned or used by it to become bound by, any contract of the type required to be disclosed pursuant to Section 3.16 of this Agreement (other than in the ordinary course of business), or (B) prematurely terminate (other than in the ordinary course of business), or waive any material right or remedy under, any such contract.

     Section 6.02. Access. From the date hereof until the Closing Date, the Company and each Subsidiary will give the Buyer, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, employees, properties, books and records of the Company and the Subsidiaries; provided, that any such access (i) shall be during normal business hours on reasonable notice, (ii) shall not, except as otherwise agreed in writing by the Securityholder Representative and the Company, include sampling or testing of soil, sediment, surface or ground water and/or building material, (iii) shall not be required where such access would be prohibited or otherwise limited by any applicable Law or agreement and (iv) shall not otherwise unreasonably interfere with the conduct of the business of the Company or the Subsidiaries; provided, further, that nothing herein shall require the Company or any Subsidiary to provide access to, or to disclose any information to, the Buyer if such access or disclosure (x) would cause significant competitive harm to the Company or the Subsidiaries if the transactions contemplated by this Agreement are not consummated or (y) would be in violation of applicable Laws of any Governmental Authority (including Antitrust Laws) or the provisions of any agreement to which the Company or any of the Subsidiaries is a party.

     Section 6.03. Subsequent Actions. On or before the Closing Date, the Company and the Securityholders may disclose to the Buyer in writing any exceptions to or variances from the representations and warranties in Article 3 or Article 4, and such disclosures shall amend and supplement the appropriate Schedules (such updated schedules to be referred to herein collectively as the “Updated Schedules”). Except for the purposes of Section 9.01(a) as specifically set forth therein, the delivery of such Updated Schedules will be deemed to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of such exception or variance, and the Buyer shall have no rights or claims under Article 11 of this Agreement with respect to any such misrepresentation or breach of warranty that is deemed cured by the Updated Schedules.

ARTICLE 7
COVENANTS OF THE BUYER

     Section 7.01. Confidentiality. Prior to the Closing Date and after any termination of this Agreement, the Buyer shall hold and shall cause its Affiliates, officers, directors, employees, accountants, counsel, consultants, advisors and agents (collectively, the “Buyer’s Representatives”) to hold, in confidence, all confidential documents and information concerning the Company or any Subsidiary furnished to the Buyer or the Buyer’s Representatives in connection with the transactions contemplated by this Agreement in the manner specified in the Confidentiality Agreement dated as of April 25, 2011, between Lazard and the Buyer, as amended from time to time (the “Confidentiality Agreement”).

     Section 7.02. Access. From and after the Closing, the Buyer and the Company (and each Subsidiary) shall afford promptly to the Securityholder Representative and its designees and representatives reasonable access to the books, records (including accountants’ work papers) and employees of the Company and the Subsidiaries to the extent necessary to permit the Securityholder Representative to determine any matter relating to the Securityholder Representative’s or the Securityholders’ rights and obligations hereunder or to any period ending on or before the Closing Date; provided, that any such access by the Securityholder Representative (i) shall be during normal business hours on reasonable notice, (ii) shall not be required where such access would be prohibited by applicable Law or agreement, and (iii) shall not otherwise unreasonably interfere with the conduct of the business of the Company or the Subsidiaries. Unless otherwise consented to in writing by the Securityholder Representative, neither the Buyer, the Company nor any Subsidiary shall, for a period of seven (7) years after the Closing Date, destroy, alter or otherwise dispose of any of the material corporate, financial, Tax and accounting books and records (which shall not include e-mails) of the Company or any Subsidiary, without first offering to surrender to the Securityholder Representative such books and records or any portion thereof which the Buyer, the Company or any Subsidiary may intend to destroy, alter or otherwise dispose of.

     Section 7.03. Notification. Prior to the Closing, upon discovery of any variances from the representations and warranties contained in this Agreement, the Buyer shall promptly notify the Company and the Securityholder Representative of such variances.

     Section 7.04. Director and Officer Liability, Indemnification and Insurance. For a period of six (6) years after the Closing Date, the Buyer shall not, and shall not permit the Company or any Subsidiary to amend, repeal or modify any provision in the Company’s or any Subsidiary’s certificate of incorporation or bylaws (or equivalent governing documents) relating to the exculpation or indemnification of any current or former officer, manager, director or similar functionary (the “Indemnified Representatives”) (unless required by Law), it being the intent of the parties that the Indemnified Representatives prior to the Closing shall continue to be entitled to such exculpation and indemnification to the fullest extent of the Law. The Buyer shall cause the Company and each Subsidiary, at the Company’s sole cost and expense, to maintain its existing officers’ and directors’ liability insurance, or other liability insurance that covers events occurring prior to the Closing on terms and in amounts no less favorable to the Indemnified Representatives than its existing officers’ and directors’ liability insurance for a period of six (6) years after the Closing. The Buyer shall, to the fullest extent permitted by applicable Law, cause the Company and its Subsidiaries, at the Company’s sole cost and expense, to honor all of the Company’s and its Subsidiaries’ obligations to indemnify (including any obligations to advance funds for expenses) the Indemnified Representatives for acts or omissions by such Indemnified Representatives occurring prior to the Closing Date to the extent that such obligations of the Company or any of its Subsidiaries exist on the date of this Agreement, whether pursuant to the organizational documents of the Company or any of its Subsidiaries, individual indemnity agreements, management board resolution or otherwise, and such obligations shall survive the Closing and shall continue in full force and effect in accordance with the terms of the organizational documents of the Company or any of its Subsidiaries, as the case may be, and such board resolutions or individual indemnity agreements from the Closing Date until the expiration of the applicable statute of limitations with respect to any claims against such Indemnified Representatives arising out of such acts or omissions. From and after the Closing Date, to the fullest extent permitted by applicable law, Buyer shall, and shall cause the Company to, indemnify, defend and hold harmless the Indemnified Representatives against all Losses, as incurred (payable monthly upon written request which request shall include reasonable evidence of the Losses set forth therein) to the extent arising from, relating to, or otherwise in respect of, any actual or threatened Third Party Claim in respect of actions or omissions occurring at or prior to the Closing Date in connection with such Indemnified Representatives duties as an officer, director or employee of the Company or any of its Subsidiaries, including in respect to this Agreement and the other transactions contemplated by the this Agreement. Each of the Buyer and its Affiliates (determined after the Closing Date) covenants for itself and its respective successors, assigns, heirs, legatees and personal representatives that it shall not institute any Third Party Claim against any of the current or former officers or directors of the Company or any of its Subsidiaries, in their capacity as such, with respect to any Losses or other liabilities, actions or causes of action, judgments, claims and demands of any nature or description (consequential, compensatory, punitive or otherwise) arising from or relating to actions occurring prior to the Closing, whether or not such Person would be entitled to indemnification by the Company under this Section 7.04. If the Company or any Subsidiary or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Company or each Subsidiary shall assume all of the obligations set forth in this Section 7.04. The provisions of this Section 7.04 are intended for the benefit of, and will be enforceable by, each Indemnified Representative and his or her heirs and representatives, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have had by contract or otherwise. The Buyer and the Company acknowledge and agree that, to the extent that an Indemnified Representative is entitled to be indemnified by the Company or any Subsidiary as contemplated by this Section 7.04 and by any Securityholder or any Affiliate of any such Securityholder

(other than the Company or any Subsidiary) under any other agreement or instrument, or by any insurer under a policy maintained by any such Securityholder or Affiliate, (i) the obligations of the Company hereunder shall be primary, and the obligations of such Securityholder, Affiliate or insurer secondary, (ii) the Indemnified Representative shall proceed first against the Company and any insurer under any policy maintained by the Company, and second, if indemnification is not provided by the Company or any such insurer on a timely basis, against any insurer under a policy maintained by any such Securityholder or Affiliate, (iii) the Company shall be required to advance the full amount of expenses incurred by any Indemnified Representative and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement, and (iv) the Company shall not be entitled to contribution or indemnification from or subrogation against any such Securityholder, Affiliate or insurer under a policy maintained by any such Securityholder or Affiliate. In the event that any such Securityholder or Affiliate makes indemnification payments or advances to the Indemnified Representative in respect of any Losses (including all interest, assessments and other charges paid or payable in connection with or in respect of any such Losses) for which the Company would also be obligated as contemplated by this Agreement, the Company shall indemnify, reimburse and hold harmless such Securityholder or Affiliate in full on demand.

     Section 7.05. Regulatory Filings. Except as otherwise provided in Section 8.07, the Buyer shall, within three (3) Business Days after the date hereof, make or cause to be made all filings and submissions required of the Buyer under any Laws applicable to the Buyer for the consummation of the transactions contemplated herein. The Buyer shall be responsible for all filing fees under any such Laws applicable to the Buyer.

     Section 7.06. Contact with Employees, Customers and Suppliers. Prior to the Closing, neither the Buyer nor any of the Buyer’s Representatives shall contact or otherwise communicate with any employees, customers or suppliers of the Company or any Subsidiary in connection with or regarding the transactions contemplated hereby, except to the extent approved in writing by the Securityholder Representative.

ARTICLE 8
ADDITIONAL COVENANTS OF THE PARTIES

     Section 8.01. Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, the Buyer, the Company and the Securityholders shall use their commercially reasonable best efforts to take, or cause to be taken, all actions necessary or desirable to cause the conditions set forth in Article 9 to be satisfied and the transactions contemplated by this Agreement to be consummated, in each case as promptly after the date hereof as practicable. Except as otherwise expressly set forth in this Agreement, neither the Securityholders nor the Company on the one hand, nor the Buyer on the other hand, shall have any obligation to pay any amounts or incur any liability or obligation to any third party as a condition or inducement for obtaining any consents described on Schedule 9.01(c) hereto. Each of the Securityholders, the Company and the Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement. From time to time, as and when requested by any party hereto and at such party’s expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

     Section 8.02. Further Cooperation. Each of the Securityholders and the Buyer shall cooperate with each other (i) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained under any material contracts, in each case in connection with the consummation of the transactions contemplated by this Agreement, and (ii) in taking such actions or making any such filings, in furnishing information required in connection therewith and in seeking timely to obtain any such actions, consents, approvals or waivers.

     Section 8.03. Public Announcements. No press release or other public announcement related to this Agreement or the transactions contemplated herein shall be issued or made without the joint approval of the Buyer, the Securityholder Representative and, prior to the Closing Date, the Company, unless required by Law or the requirements of any stock exchange or Nasdaq (in the reasonable opinion of counsel), in which case the Buyer, the Securityholder Representative and, prior to the Closing Date, the Company shall, to the extent practicable, have the right to review and comment on such public announcement prior to publication. Notwithstanding the foregoing, on or after the Closing, ACAS, ACEI and ACEII shall be permitted to disclose any returns, gains or losses realized as a result of their respective investments in the Company and the transactions contemplated hereby without any approval of the Company, the Buyer or the Securityholder Representative; provided, that neither ACAS, ACEI nor ACEII may, without the consent of the Buyer, disclose in such announcement the purchase price or the multiple of EBITDA paid for the Company hereunder.

     Section 8.04. Tax Matters. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement, shall be borne and paid by the Buyer when due, and the Buyer will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes and fees, and, if required by applicable Law, then the Securityholders will execute and deliver, and will cause their respective Affiliates to join in the execution and delivery of, any such Tax Returns and other documentation. The Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company and each Subsidiary for all periods ending prior to or including the Closing Date which are filed after the Closing Date. At least fifteen (15) days prior to the date on which each such income Tax Return is filed, the Buyer shall submit such Tax Return to the Securityholder Representative for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Buyer shall provide to the Securityholder Representative such use and sales Tax Returns promptly after filing such Tax Returns.

     Section 8.05. Disclosure Generally. The Schedules have been arranged, for purposes of convenience only, as separately titled Schedules corresponding to the Sections of Article 3. Any information set forth in any Schedule or incorporated in any Section of this Agreement shall be considered to have been set forth in each other Schedule to the extent the relevance of such information is reasonably apparent on the face of such Schedule and shall be deemed to modify the representations and warranties in Article 3 whether or not such representations and warranties refer to such Schedule. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts, or higher or lower amounts, or the items so included or other items, are or are not required to be disclosed or are within or outside of the ordinary course of business, and neither party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Schedules in any dispute or controversy with any party as to whether any obligation, item or matter not described herein or included in a Schedule is or is not required to be disclosed (including, without limitation, whether such amounts are required to be disclosed as material) or in the ordinary course of business for the purposes of this Agreement. The information contained in the Schedules is disclosed solely for the purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including of any violation of Law or breach of any agreement.

     Section 8.06. Conflicts and Privilege. It is acknowledged by each of the parties hereto that ACAS, ACEI, ACEII, the Company and the Securityholder Representative have retained PB and Arnold & Porter LLP (“AP”) to act as their counsel in connection with the transactions contemplated hereby and that neither PB nor AP has acted as counsel for any other party in connection with the transactions contemplated hereby and that none of the other parties has the status of a client of PB or AP for conflict of interest or any other purposes as a result thereof. The Buyer hereby agrees that, in the event that a dispute arises after the Closing between the Buyer, ACAS, ACEI, ACEII or the Securityholder Representative, PB or AP may represent ACAS, ACEI, ACEII or the Securityholder Representative in such dispute even though the interests of ACAS, ACEI, ACEII or the Securityholder Representative may be directly adverse to Buyer, the other Securityholders, the Company or the Subsidiaries, and even though PB or AP, as applicable, may have represented the Company or the Subsidiaries in a matter substantially related to such dispute, or may be handling ongoing matters for the Buyer, the Company or the Subsidiaries. The Buyer further agrees that, as to all communications among PB or AP and the Company, any Subsidiary, ACAS, ACEI, ACEII and/or the Securityholder Representative that relate in any way to the transactions contemplated by this Agreement, the attorney-client privilege and the expectation of client confidence belongs to the Securityholder Representative and may be controlled by the Securityholder Representative and shall not pass to or be claimed by the Buyer, the Company or any Subsidiary. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer, the Company or any Subsidiary and a third party other than a party to this Agreement after the Closing, the Company or such Subsidiary may assert the attorney-client privilege to prevent disclosure of confidential communications by PB or AP to such third party; provided, however, that neither the Company nor such Subsidiary may waive such privilege without the prior written consent of PB or AP, as applicable. Each of PB and AP is an intended third party beneficiary of this Section 8.06 and shall be entitled to rely on the provisions hereof.

     Section 8.07. Antitrust Filings.

          (a) The Buyer, the Securityholder Representative and the Company shall, within three (3) Business Days after the date hereof, if required by the Antitrust Laws, file with the appropriate Governmental Authority all forms and documentation required to be filed by them under the Antitrust Laws concerning the transactions contemplated hereby, and shall request early termination of the waiting period, if applicable, under such Antitrust Laws. From the date of such filing until the Closing Date, the Buyer, the Securityholder Representative and the Company shall file all reports or other documents required or requested by the appropriate Governmental Authority under the Antitrust Laws, or otherwise and will comply promptly with any requests by such Governmental Authority for additional information concerning the transactions contemplated hereby, so that the waiting period specified in the Antitrust Laws will expire or terminate as soon as reasonably possible after the execution and delivery of this Agreement. The Buyer shall pay all filing fees required in connection with any filing required under the Antitrust Laws. The Buyer, the Securityholder Representative and the Company agree to use reasonable efforts to insure that any applicable waiting periods imposed under the Antitrust Laws terminate or expire as early as practicable. Without limiting the foregoing, the Buyer, the Securityholder Representative and the Company agree to use reasonable efforts to cooperate and oppose any preliminary injunction sought by any Governmental Body preventing the consummation of the transactions contemplated by this Agreement.

          (b) The Buyer and the Securityholder Representative shall cause their respective counsel to furnish each other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions under the provisions of the Antitrust Laws. The Buyer and the Securityholder Representative will cause their respective counsel to supply to each other copies of all correspondence, filings or written communications by or to such party or its Affiliates with or from any Governmental Authority or staff members thereof, with respect to the transactions contemplated by this Agreement and any related or contemplated transactions, except for documents filed pursuant to Item 4(c) of the HSR Act Notification and Report Form or communications regarding the same documents or information submitted in response to any request for additional information or documents pursuant to the Antitrust Laws that in each case reveal the Company’s or the Buyer’s negotiating objectives or strategies or purchase price expectations.

     Section 8.08. WARN. For a period of one year following the Effective Time, the Buyer agrees to cause the Company and each of its Subsidiaries to provide any required notice under the WARN Act, or any similar law, and to otherwise comply with any such law with respect to any “plant closing” or “mass layoff” (as defined in the WARN Act or similar law) or similar event affecting the employees of the Company or any of its Subsidiaries.

ARTICLE 9
CONDITIONS TO CLOSING

     Section 9.01. Conditions to the Buyer’s Obligations. The obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or the Buyer’s waiver) of the following conditions as of the Closing Date:

          (a) the representations and warranties of the Company and the Securityholders contained in Article 3 and Article 4 hereof will be true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) at and as of the time of the Closing (without taking into account any Updated Schedules delivered in accordance with Section 6.03 except to the extent that the disclosures in such Updated Schedules are the result of activities explicitly contemplated by this Agreement or permitted by Section 6.01), as if made on the Closing Date and the Closing Date were substituted for the date of this Agreement throughout such representations and warranties, except (i) to the extent that the failure of such representations and warranties to be true and correct has not caused a Material Adverse Effect, (ii) for activities explicitly contemplated by this Agreement or permitted by Section 6.01, and (iii) for those representations and warranties that address matters as of any other particular date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) as of such particular date, except to the extent that the failure of such representations and warranties to have been true and correct as of such particular date has not caused a Material Adverse Effect);

          (b) the Company and the Securityholders shall have performed in all material respects all of the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing;

          (c) all consents which are set forth on Schedule 9.01(c) hereto shall have been obtained;

          (d) all material governmental filings and Approvals, including the Antitrust Approvals, that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 9.01(d) hereto shall have been made and obtained;

          (e) any applicable waiting period under the Antitrust Laws, including any extension, shall have expired or shall have been earlier terminated;

          (f) no action, suit, claim or legal, administrative or arbitration proceeding or investigation shall be pending or, to the Knowledge of the Company, threatened before any Governmental Authority wherein an unfavorable decision issued pursuant to such action would reasonably be anticipated to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) permit consummation of the transactions contemplated by this Agreement only subject to any condition or restriction that has had or would reasonably be expected to have a Material Adverse Effect;

          (g) the Company shall have delivered to the Buyer a certificate, dated the Closing Date, stating that the preconditions specified in Sections 9.01(a) and 9.01(b), as they relate to the Company, have been satisfied;

          (h) the Company shall have delivered a certificate of an officer of the Company (i) certifying and attaching the resolutions of the board of directors of the Company authorizing the consummation of the transactions set forth herein and (ii) certifying to the incumbency and signatures of the officers of the Company executing this Agreement and any other documents delivered pursuant to this Agreement;

          (i) no Material Adverse Effect shall have occurred after the date of this Agreement;

          (j) the Company shall have delivered evidence that the so-called “shareholder approval requirements” of Section 280G(b)(5)(B) of the Code and the regulations thereunder (including, without limitation, the 75 percent shareholder approval requirement and the adequate disclosure requirement) have been met with respect to each payment that would otherwise be treated as a parachute payment pursuant to Section 280G of the Code, including, without limitation, the matters referenced in the disclosures set forth in items 3 through 14 on Schedule 3.03(b)(iii); and

          (k) each of the Securityholders set forth on Exhibit C shall have executed and delivered to the Buyer a Joinder Agreement.

     Section 9.02. Conditions to the Company and the Securityholders’ Obligations. The obligation of the Company and the Securityholders to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or the Securityholder Representative’s waiver) of the following conditions as of the Closing Date:

          (a) The representations and warranties of the Buyer contained in Article 5 hereof shall have been true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) as of the date of this Agreement and as of the Closing Date, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties that address matters only as of the date of this Agreement or any other particular date (in which case such representations and warranties shall have been true and correct in all material respects (or, to the extent qualified by materiality within any such representation or warranty, true and correct in all respects) as of such particular date);

          (b) the Buyer shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement at or prior to the Closing;

          (c) all consents which are set forth on Schedule 9.01(c) hereto shall have been obtained;

          (d) all material governmental filings and Approvals, including the Antitrust Approvals, that are required for the consummation of the transactions contemplated hereby and set forth on Schedule 9.01(d) hereto shall have been made and obtained;

          (e) any applicable waiting period under the Antitrust Laws, including any extension, shall have expired or shall have been earlier terminated;

          (f) no action, suit, claim or legal, administrative or arbitration proceeding or investigation shall be pending or, to the Knowledge of the Company, threatened before any Governmental Authority wherein an unfavorable decision issued pursuant to such action would reasonably be anticipated to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) permit consummation of the transactions contemplated by this Agreement only subject to any condition or restriction that has had or would reasonably be expected to have a Material Adverse Effect;

          (g) the Buyer shall have delivered to the Securityholder Representative a certificate of the Buyer, dated the Closing Date, stating that the preconditions specified in Sections 9.02(a)and 9.02(b), as they relate to the Buyer, have been satisfied.

ARTICLE 10
TERMINATION

     Section 10.01. Termination. This Agreement may be terminated at any time prior to the Closing:

          (a) by the mutual written consent of the Buyer and the Securityholder Representative;

          (b) by the Buyer, if there has been a material breach by the Company or any Securityholder of any covenant or other agreement contained herein and such breach has not been waived by the Buyer or cured by the Company or such Securityholder within ten (10) Business Days after the Company’s or the Securityholder Representative’s receipt of written notice thereof from the Buyer;

          (c) by the Securityholder Representative, if there has been a material breach by the Buyer of any covenant or other agreement contained herein and such breach has not been waived by the Securityholder Representative or cured by the Buyer within ten (10) Business Days after the Buyer’s receipt of written notice thereof from the Securityholder Representative; provided, that the failure to deliver the payments required by Sections 2.02 or 2.03as required hereunder shall not be subject to cure hereunder unless otherwise agreed to in writing by the Securityholder Representative;

          (d) by the Buyer, if the transactions contemplated hereby have not been consummated on or before September 13, 2011; provided, that, if the only outstanding condition to closing (other than deliveries to be made at or as of the Closing) is the Antitrust Approvals required by Sections 9.01(d) and 9.02(d), then such date shall automatically be extended to October 13, 2011; provided, further, that the Buyer shall not be entitled to terminate this Agreement pursuant to this Section 10.01(d) if the Buyer’s knowing or willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby; or

          (e) by the Securityholder Representative, if the transactions contemplated hereby have not been consummated on or before September 13, 2011; provided, that, if the only outstanding condition to closing (other than deliveries to be made at or as of the Closing) is the Antitrust Approvals required by Sections 9.01(d) and 9.02(d), then such date shall automatically be extended to October 13, 2011; provided, further, that the Securityholder Representative shall not be entitled to terminate this Agreement pursuant to this Section 10.01(e) if the Company’s or the Securityholders’ knowing or willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby.

     The party desiring to terminate this Agreement pursuant to clauses (b), (c), (d) or (e) of this Section 10.01 shall give written notice of such termination to the other parties hereto.

     Section 10.02. Effect of Termination. In the event this Agreement is terminated by either the Buyer or the Securityholder Representative as provided in Section 10.01, the provisions of this Agreement shall immediately become void and of no further force and effect (other than Section 7.01 (Confidentiality), Section 7.06 (Contact with Employees, Customers and Suppliers), Section 8.03 (Public Announcements), this Section 10.02, Section 11.04 (Securityholder Representative) and Article 12, each of which shall survive the termination of this Agreement), and there shall be no liability on the part of the Buyer, the Company, the Securityholder Representative or any of the Securityholders to any other party hereto, except for willful breaches of this Agreement prior to the time of such termination and, in the case of the Buyer, any failure to have sufficiently available funds for the consummation of the transactions contemplated hereby or to pay the amounts due at Closing as set forth in Sections 2.02 and 2.03.

ARTICLE 11
INDEMNIFICATION/SECURITYHOLDER REPRESENTATIVE

     Section 11.01. Survival Period. The representations, warranties, covenants and agreements set forth in this Agreement and in any certificates delivered at the Closing in connection with this Agreement shall survive for a period beginning on the Closing Date and ending on April 30, 2012 (the “Survival Period”), and shall thereafter be of no further force or effect; provided, that with respect to any covenant or agreement contained herein that expressly contemplates performance after the end of the Survival Period, the Survival Period for such covenant or agreement shall continue through the period of such contemplated performance provided further, that, (i) the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.05, 3.14 (with respect to the first sentence thereof only), 4.01, 4.04, 4.05, 5.01, 5.02, 5.08 (the “Fundamental Representations”), and claims arising out of actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 shall survive the Closing indefinitely and (ii) the representations and warranties in Sections 3.06 and 3.19(the “Tax and ERISA Representations”) shall survive until the date that is ninety (90) days after the expiration of the statute of limitations applicable to the underlying action.

     Section 11.02. Indemnification.

          (a) Subject to the provisions of this Section 11.02 and Section 11.03 below, after the Closing, the Securityholders, severally but not jointly and severally, shall indemnify the Buyer and hold it harmless against any actual loss, liability, damage or expense (including reasonable legal fees and expenses, but excluding incidental, consequential or punitive damages or any liability for lost profits or the like or any damages or liability based on multiple of profits, multiple of cash flow or similar valuation methodology) (collectively, “Losses” and individually, a “Loss”) which the Buyer suffers as a result of any breach of the representations, warranties, covenants and agreements of the Company or the Securityholders set forth herein and as restated in any certificates delivered by or on behalf of the Company (or any Subsidiary) or the Securityholders at the Closing; provided, that the Buyer’s right to seek indemnification for such breaches shall be limited to an amount of Losses not to exceed the Cap except for Losses relating to or arising out of (i) (A) a breach of the Fundamental Representations, (B) a breach of the Tax and ERISA Representations, and (C) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company, which shall be limited to an amount of such Losses not to exceed the Purchase Price, or (ii) actual fraud committed by a Securityholder in such Securityholder’s capacity as a securityholder of the Company, which shall be limited to an amount of such Losses; and provided, further, that the Buyer shall not be entitled to seek indemnification with respect to any individual Loss, unless such Loss is greater than $50,000 and unless such Loss, together with all other Losses that are greater than $50,000, exceeds $2,500,000, in which case the Buyer shall be entitled to indemnification only for the amount of such excess up to the Cap, the Purchase Price or the amount of such Losses, as applicable.

          (b) Subject to the provisions of this Section 11.02 and Section 11.03 below, after the Closing the Buyer shall indemnify the Securityholder Representative and each Securityholder and hold them harmless against any Loss which the Securityholder Representative or any Securityholder (as the case may be) suffers as a result of (i) any breach by the Buyer of its covenants, agreements, representations and warranties set forth herein and as restated in any certificates delivered by the Buyer at the Closing and any breach by the Company of its covenants or agreements herein following the Closing or (ii) the operations of the Company and the Subsidiaries following the Closing, including, without limitation, any personal injury or other product liability claim arising out of the ownership, possession or use of any product manufactured, distributed or sold by the Company or any of its Subsidiaries after the Closing Date.

          (c) No Person shall be liable for any claim for indemnification under subsections (a) or (b) above unless written notice specifying in reasonable detail the nature of the claim for indemnification is delivered by the Person seeking indemnification to the Person from whom indemnification is sought prior to the expiration of the Survival Period, in which case the representation, warranty, covenant or agreement which is the subject of such claim shall survive, to the extent of such claim only, until such claim is resolved, whether or not the amount of the Losses resulting from such breach has been finally determined at the time the notice is given, if, but only if, (i) in the case of a claim made by reason of a Third Party Claim, the written notice is accompanied by a copy of the written notice of the third party claimant and (ii) in the case of any claim made other than by reason of a Third Party Claim, some Losses shall have been incurred in good faith at or prior to the date of such notice.

          (d) Promptly after the assertion by any third party of any claim (a “Third Party Claim”) against any Person entitled to indemnification under this Section 11.02 (the “Indemnitee”) that results or may result in the incurrence by such Indemnitee of any Loss for which such Indemnitee would be entitled to indemnification pursuant to this Agreement, such Indemnitee shall promptly provide notice of such Third Party Claim to the parties from whom such indemnification could be sought (the “Indemnitors”) and, if the Securityholders are the Indemnitors, the Securityholder Representative. The Indemnitors may (and if the Indemnitors are the Securityholders, the Securityholders Representative may, at its option, on behalf of the Securityholders), assume the defense of the Indemnitee against such Third Party Claim, (including the employment of counsel and the payment of reasonable expenses). Any Indemnitee shall have the right to employ separate counsel in any such Third Party Claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be an expense of the Indemnitor unless (i) the Indemnitor shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such Third Party Claim as provided in the preceding sentence, to assume the defense of such Third Party Claim or (ii) the employment of such counsel has been specifically authorized by the Indemnitor. In no event will an Indemnitee consent to the entry of any judgment or enter into any settlement with respect to any Third Party Claim without the prior written consent of the Indemnitor.

          (e) The amount of any Loss subject to indemnification hereunder or of any claim therefor shall be calculated net of (i) any accruals or reserves on the Latest Balance Sheet that specifically relate to the matter(s) for which indemnification is claimed, (ii) any amounts actually recovered by an Indemnitee pursuant to any indemnification by or indemnification agreement with any non-affiliated third party (net of all direct collection expenses), (iii) any insurance proceeds or other cash receipts or sources of reimbursement received as an offset against such Loss (net of all direct collection expenses) received or receivable by the Buyer or the Company, any Subsidiary or any of their Affiliates on account of such Loss (each such source named in clauses (ii) and (iii), a “Collateral Source”), and (iv) any Tax Benefit inuring to the Buyer, the Company, any Subsidiary, or any of their Affiliates on account of such Loss. If the Buyer, the Company, any Subsidiary or any of their Affiliates receives a Tax Benefit after an indemnification payment is made, the Buyer shall promptly pay to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages) the amount of such Tax Benefit at such time or times as and to the extent that such Tax Benefit is realized. For purposes hereof, “Tax Benefit” shall mean any refund of Taxes paid or reduction in the amount of Taxes which otherwise would have been paid, in each case computed at the effective tax rates. The Buyer, the Company and the Subsidiaries shall seek full recovery of any Loss from all Collateral Sources covering such Loss to the same extent as they would if such Loss were not subject to indemnification hereunder. The Buyer, the Company and the Subsidiaries shall not terminate or cancel any insurance policies in effect for periods prior to the Closing. In the event that a recovery from a Collateral Source is made by the Buyer, the Company, any Subsidiary or any of their Affiliates with respect to any Loss for which any such Person has been indemnified hereunder, then a refund equal to the aggregate amount of the recovery (net of all direct collection expenses) shall be made promptly to the Securityholder Representative (on behalf of the Securityholders in accordance with their respective Securityholder Allocation Percentages). The Indemnitors shall be subrogated to all rights of the Indemnitees in respect of any Losses indemnified by the Indemnitors.

          (f) Each Person entitled to indemnification hereunder shall take all reasonable steps to mitigate all losses, costs, expenses and damages after becoming aware of any event which could reasonably be expected to give rise to any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder or in connection herewith.

          (g) All indemnification payments made hereunder shall be treated by all parties as adjustments to the Purchase Price.

          (h) Notwithstanding anything to the contrary contained in this Section 11.02, there shall be no recovery for any Loss or alleged Loss by the Buyer under this Section 11.02, and the Loss shall not be included in meeting the stated thresholds hereunder, to the extent such item has been included in the calculation of the Net Working Capital Amount or the Indebtedness Amount as determined pursuant to Section 2.04 hereof.

          (i) There shall be no recovery for any Loss or alleged Loss by the Buyer for the conduct of any environmental investigatory, corrective or remedial action: (1) with respect to any conditions of contamination identified through any environmental sampling or analysis, or any report to any Governmental Authority, in either case which is not required by Environmental Requirements, or (2) except to the extent of such action necessary to attain compliance in a cost effective manner with Environmental Requirements assuming continued commercial or industrial use of the subject property and employing risk based standards and institutional controls where available.

     Section 11.03. Limitation of Recourse.

          (a) Except for Losses resulting from (i) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company (which, in any case, will be subject to the limitations of Section 11.02(a) and Section 11.03(b)), or (ii) actual fraud committed by a Securityholder in such Securityholder’s capacity as a securityholder of the Company, the indemnification provided by Section 11.02(a) shall be the sole and exclusive remedy for any Losses of the Buyer, the Company or any Subsidiary with respect to any misrepresentation or inaccuracy in, or breach of, any representations or warranties or any breach or failure in performance of any covenants or agreements made by the Company, any Subsidiary, the Securityholder Representative or any Securityholder in this Agreement or in any exhibit or Schedules hereto or any certificate delivered hereunder. Each party acknowledges and agrees that, from and after the Closing, except: (i) for claims resulting from (A) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company (which, in any case, will be subject to the limitations of Section 11.02(a) and Section 11.03(b)) or (B) actual fraud committed by a Securityholder in such Securityholder’s capacity as a securityholder of the Company; (ii) for claims of, or causes of action for which the sole remedy sought is equitable relief; or (iii) for specific performance of obligations to be performed after the Closing Date, the sole and exclusive remedy of the parties hereto for breach of this Agreement shall be indemnification in accordance with this Article 11.

          (b) Each Securityholder’s liability for each Loss shall be limited to such Securityholder’s Securityholder Allocation Percentage multiplied by the amount of such Loss. In no event shall the aggregate amount of Losses payable by any Securityholder in respect of claims for indemnification exceed such Securityholder’s Securityholder Allocation Percentage multiplied by the Cap; provided that, each Securityholder’s liability for Losses in respect of claims relating to or arising out of (i)(A) a breach of the Fundamental Representations, (B) a breach of the Tax and ERISA Representations, and (C) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by the Company shall not exceed such Securityholder’s Securityholder Allocation Percentage multiplied by the Purchase Price, and (ii) actual fraud or an intentional and knowing breach of subsections (b) – (k) of Section 6.01 by such Securityholder shall not exceed the amount of such Loss.

          (c) No Securityholder shall have any liability for a breach of any other Securityholder’s representations, warranties, covenants or agreements in this Agreement, or the actual fraud committed by any other Securityholder in such other Securityholder’s capacity as a securityholder of the Company, and, in each case, the Buyer shall have no right to seek indemnification from any other Securityholder for any portion of such Loss.

          (d) No claim shall be brought or maintained by the Buyer, the Company or any Subsidiary or their respective successors or permitted assigns against any officer, director, employee (present or former) or Affiliate of any party hereto which is not otherwise expressly identified as a party hereto, and no recourse shall be brought or granted against any of them in such capacities, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach of any of the representations, warranties or covenants of any party hereto set forth or contained in this Agreement or any exhibit or Schedule hereto or any certificate delivered hereunder.

          (e) The Buyer shall not have any right to assert any claim against the Securityholders with respect to any Loss, cause of action or other claim to the extent such Loss is a Loss, cause of action or claim with respect to which the Buyer or any of its Affiliates has taken action (or caused action to be taken) with the primary intent of accelerating the time period in which such matter is asserted or payable in order to cause a claim to be made prior to the applicable expiration date set forth in Section 11.01.

     Section 11.04. Securityholder Representative.

          (a) Each Securityholder hereby appoints ACAS as the “Securityholder Representative” to act as the agent of the Securityholders with the full power (i) to resolve all questions, disputes, conflicts and controversies concerning Losses as provided in this Article 11, (ii) to execute and enter into, on behalf of the Securityholders, and to take all actions thereunder for and on their behalf, including but not limited the authorization of payments from the Reserve Account (including any increase thereof pursuant to Section 2.04(b)(i)) in connection with Losses as provided herein, (iii) to negotiate and/or settle all claims under this Agreement, (iv) to receive from the Buyer monies payable to the Securityholders in accordance with the provisions of this Agreement, (v) to otherwise take such actions (or refrain from taking actions) and execute such documents (including any modifications, waivers or amendments thereto) on the Securityholders’ behalf in connection with this Agreement as the Securityholder Representative, in its sole discretion, deems proper, (vi) to pay, release and/or distribute any or all of the Reserve Account or otherwise to pay Losses hereunder, each in its sole discretion, (vii) to adjust the Securityholder Allocation Percentage of the Reserve Account otherwise payable to any particular Securityholder as a result of the payment of Losses resulting from breaches of such Securityholder’s representations, warranties, covenants or agreements hereunder) and (viii) to perform all of the functions of the Securityholder Representative under this Agreement. The Buyer is entitled to rely on the acts and agreements of the Securityholder Representative as the acts and agreements of the Securityholders. The Securityholder Representative shall be entitled to retain counsel and to incur such reasonable expenses (including court costs and reasonable attorney’s fees and expenses) as the Securityholder Representative deems to be reasonably necessary or appropriate in connection with its performance of its obligations under this Agreement, and all such fees and expenses incurred by the Securityholder Representative shall be borne pro rata by the Securityholders based upon their respective initial Securityholder Allocation Percentages.

          (b) The Securityholders hereby agree severally to indemnify the Securityholder Representative (in its capacity as such), on a pro rata basis based upon their respective Securityholder Allocation Percentages, against, and to hold the Securityholder Representative (in its capacity as such) harmless from (and the Securityholder Representative shall have the right to deduct from the Reserve Account or, after the exhaustion thereof, to seek payment directly from the Securityholders for the amount of), any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of whatever kind which may at any time be imposed upon, incurred by or asserted against the Securityholder Representative in such capacity in any way relating to or arising out of its action or failure to take action pursuant to this Agreement or in connection herewith in such capacity; provided, that none of the Securityholders shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Securityholder Representative. The Securityholder Representative may from time to time submit invoices to the Securityholders covering such expenses and/or liabilities and, upon the request of any Securityholder, shall provide such Securityholder with an accounting of all expenses paid. In addition to any other rights or remedies (including Section 11.02(d)), the Securityholder Representative may, upon prior or contemporaneous written notice, offset any amounts determined by it to be owed to the Securityholder Representative against the Reserve Account and against any amounts to be paid to the Securityholders hereunder. The agreements in this Section 11.04 shall survive termination of this Agreement.

          (c) The Buyer shall be fully protected in dealing with the Securityholder Representative under this Agreement and may rely upon the authority of the Securityholder Representative to act on behalf of the Securityholders. Any payment by the Buyer to the Securityholder Representative to the extent authorized under this Agreement shall be considered a payment by the Buyer to the Securityholders. The appointment of the Securityholder Representative is coupled with an interest and shall be irrevocable by any Securityholder in any manner or for any reason. This power of attorney shall not be affected by the death, illness, dissolution, disability, incapacity or other inability to act of the principal pursuant to any applicable Law.

          (d) The Securityholder Representative may resign from its capacity as Securityholder Representative at any time by written notice delivered to the Buyer and the Securityholders. If there is a vacancy at any time in the position of Securityholder Representative for any reason, such vacancy shall be filled by a Securityholders vote in the form of a writing executed by the Securityholders entitled to a majority of the number of votes referred to in the next sentence. In such event, each Securityholder shall have a number of votes equal to such Securityholder’s Securityholder Allocation Percentage multiplied by 100 and the authorization of a majority of such number of votes shall be binding on all of the Securityholders and shall constitute the authorization of the Securityholders.

          (e) The Securityholder Representative shall not be liable to the Buyer or the Securityholders in its capacity as the Securityholder Representative for any liability of a Securityholder or for any error of judgment, or any act done or step taken or omitted by it believed by it to be in good faith or for any mistake in fact or law, or for anything which it may do or refrain from doing in connection with this Agreement except in the case of gross negligence or willful misconduct by it. The Securityholder Representative may seek the advice of reputable legal counsel in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability in its capacity as Securityholder Representative to the Buyer or the Securityholders and shall be fully protected with respect to any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel.

ARTICLE 12
MISCELLANEOUS

     Section 12.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

     if to the Company (after the Closing) or to the Buyer, then to:

Nordson Corporation
28601 Clemens Road
Westlake, Ohio 44145
Attn: Robert Veillette, Vice President, General Counsel and Secretary
Fax: 440-892-9253

     with a copy to:

Ulmer & Berne LLP
1660 West 2nd St., Suite 1100
Cleveland, OH 44113-1448
Attn: Peter A. Rome, Esq.
Fax: 216-583-7005

or, if to the Company (before the Closing), ACAS, ACEI, ACEII or the Securityholder Representative, then to:

American Capital, Ltd.
Two Bethesda Metro Center, 14th floor
Bethesda, Maryland 20814

Attn: Compliance Officer
Fax: (301) 659-6714

          with copies to (which copies shall not constitute notice):

American Capital, Ltd.
2200 Ross Avenue, Suite 5000E
Dallas, Texas 75201
Attn: Kyle Bradford
Fax: (214) 273-6635

          and

Patton Boggs LLP
2000 McKinney Avenue, Suite 1700
Dallas, Texas 75201
Attn: Akash D. Sethi
Fax: (214) 758-1550

     and, for notices to the Company (before the Closing), with a copy to (which shall not constitute notice):

VP Acquisition Holdings, Inc.
c/o Value Plastics, Inc.
3325 South Timberline Road
Fort Collins, CO 80525
Attn: Chief Financial Officer
Fax: (970) 267-2063

          or, if to any other Securityholder, at the address set forth below such Securityholder’s name on the signature pages hereto or the Joinder Agreement, as applicable.

          All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received on a Business Day in the place of receipt prior to 5:00 p.m. in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

     Section 12.02. Amendments and Waivers.

          (a) Except as otherwise provided herein, any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Buyer and the Securityholder Representative, or in the case of a waiver, by the party against whom the waiver (in the case of any Securityholder, the Securityholder Representative) is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 12.03. Construction; Severability. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof. In the event a subject matter is addressed in more than one representation and warranty in Article 3, the Buyer shall be entitled to rely only on the most specific representation and warranty addressing such subject matter. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but, if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Unless otherwise indicated, references in this Agreement to $ or dollars are to U.S. dollars.

     Section 12.04. Expenses. Except as otherwise provided herein, and subject to Section 11.04, each party shall pay all of its own fees, costs and expenses (including, without limitation, fees, costs and expenses of legal counsel, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred in connection with the negotiation of this Agreement and the other agreements contemplated hereby, the performance of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby; provided, that the Buyer shall pay any and all expenses relating to surveys, title insurance, and any other filings and consents required in connection with the transactions contemplated by this Agreement; and provided, further, that all fees payable by the Buyer, the Company, any Subsidiary or the Securityholders in connection with the Antitrust Approvals shall be paid by the Buyer.

     Section 12.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except (i) that Buyer may assign this Agreement to an Affiliate (an “Assignee”) provided that Buyer remains liable for the obligations, representations, warranties, covenants and agreements of Assignee hereunder, and (ii) that following the Closing, the Securityholder Representative may assign, delegate or otherwise transfer any of its rights to one or more of its Affiliates. Notwithstanding the foregoing, upon notice to the Securityholder Representative, the Buyer may assign any or all of its rights and obligations under this Agreement to any lender to the Buyer as security for indebtedness to any such lender with respect to a financing arrangement in connection with the transactions contemplated under this Agreement.

     Section 12.06. Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and Schedules hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     Section 12.07. Arbitration.

          (a) Except for the matters set forth in Section 2.04(a) and the rights of the parties to equitable relief pursuant to Section 12.10, any dispute, controversy, or claim under, arising out of, or relating in any way to this Agreement and/or the negotiation, inducement, validity, interpretation, or breach thereof shall be resolved solely and exclusively by binding arbitration. Such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time a demand for arbitration is made, and the provisions of this Section. In the event of a conflict between the provisions of this Section and the Commercial Arbitration Rules, the provisions of this Section shall govern.

          (b) Any dispute, controversy, or claim shall be deemed submitted to arbitration under this Section upon the filing with the Washington, D.C. office of the American Arbitration Association and delivery to the parties hereto of a written demand for arbitration, which demand shall describe in reasonable detail the facts and legal grounds forming the basis for the claim and any request for relief. The arbitration shall be conducted before a panel of three (3) arbitrators (the “Panel”) who are mutually agreeable to the parties. If the parties cannot mutually agree upon the selection of an arbitrator, the arbitrator shall be selected in accordance with the rules of the then-effective Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in New York, New York, or at another location if agreed to by all parties.

          (c) The arbitration hearing shall commence within one hundred and twenty (120) calendar days of the selection of the arbitrator and shall proceed and be completed expeditiously thereafter.

          (d) Unless otherwise ordered by the Panel upon application by a party and good cause shown by such party, discovery for each party shall be limited to fifteen (15) interrogatories, twenty-five (25) requests for production of documents, and three (3) depositions. All issues concerning discovery (including the scope of discovery) upon which the parties cannot agree shall be submitted to the arbitrator for determination.

          (e) Each party shall identify, no less than twenty (20) business days before the date of the commencement of the arbitration hearing, all persons that may testify at the arbitration hearing, all exhibits to be introduced into evidence at the arbitration hearing, and all documents considered, used, or relied upon by any witness in support of or in connection with that witness’ testimony at the arbitration hearing.

          (f) In rendering an award, the arbitrator shall determine the rights and obligations of the parties according to the laws of the State of Delaware, except as otherwise expressly provided in this Section.

          (g) The arbitrator’s decision and award shall be made in writing and shall be issued in a final, confirmable form no more than forty-five (45) calendar days after the commencement of the arbitration hearing. The arbitrator shall not have the power to award damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages. The decision and award of the arbitrator shall be final and binding on the parties and shall not be subject to appeal. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

          (h) Notwithstanding the provisions of Sections 11.02(a) and (b), and subject to Section 11.04, each party shall bear its own costs and fees in connection with any arbitration conducted pursuant to this Section 12.07 and any proceedings in connection therewith.

          (i) Any party unsuccessfully refusing to comply with an order of the arbitrator shall be liable for costs and expenses, including reasonable attorneys’ fees, incurred by the other party in enforcing the order.

     Section 12.08. Forum. Except for the dispute resolution procedures otherwise set forth in Section 2.04(a) and the rights of the parties to seek equitable relief pursuant to Section 12.10, each party agrees that any suit, action or proceeding brought by such party against the other in connection with or arising from this Agreement shall be subject to the arbitration provisions set forth in Section 12.07. Any equitable remedies sought in connection with this Agreement (“Judicial Action”) shall be brought against any of the parties only in any United States federal or state court located in the State of Delaware and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Judicial Action and waives any objection to venue laid therein. Process in any such Judicial Action proceeding may be served on any party anywhere in the world, whether within or without the State of Delaware. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 12.01, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

     Section 12.09. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY LEGAL PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.09.

     Section 12.10. Specific Performance. Each of the parties hereto acknowledges that the rights of each party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party may have no adequate remedy at law. Accordingly, the parties agree that such non-breaching party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce their rights and the other party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security).

     Section 12.11. Prevailing Party. If any litigation or other court action, arbitration or similar adjudicatory proceeding is commenced by any party hereto to enforce its rights under this Agreement against any other party, all fees, costs and expenses, including, without limitation, reasonable attorneys fees and court costs, incurred by the prevailing party in such litigation, action, arbitration or proceeding shall be reimbursed by the losing party; provided, that if a party to such litigation, action, arbitration or proceeding prevails in part, and loses in part, then the court, arbitrator or other adjudicator presiding over such litigation, action, arbitration or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such party on an equitable basis. For the avoidance of doubt, the foregoing sentence shall not apply to any fees, costs or expenses in connection with Section 2.04(a) or as contemplated by Section 12.07(h).

     Section 12.12. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Except as otherwise specifically set forth herein (including specifically, but not limited to, the Persons not party hereto entitled to the benefits of Sections 7.04, 8.06, 11.01, 11.02 and 11.03), no provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 12.13. Entire Agreement. This Agreement and the documents referred to herein (including the Confidentiality Agreement) contain the complete agreement between the parties hereto and supersede any other prior understandings, agreements, representations or warranties by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

     Section 12.14. Termination of Agreements. Each Securityholder (other than ACAS for the sole purpose of the enforcement by ACAS of the provisions thereof prior to the Closing), to the extent a party thereto, agrees that the Stockholders Agreement and that certain Agreement dated October 14, 2005 between the Company and its Subsidiaries, on the one hand, and ACAS, on the other hand (together, the “Terminating Agreements”) shall be of no further force or effect from and after the Closing, and hereby waives any and all (i) notice requirements and (ii) rights or restrictions with respect to the transfer of the shares of Common Stock of the Company set forth in the Stockholders Agreement. Each Securityholder (other than ACAS for the sole purpose of the enforcement by ACAS of the provisions thereof prior to the Closing), to the extent a party thereto, hereby waives any and all rights under the Terminating Agreements, and, except for the continuing obligations provided for herein, releases all other parties to the Terminating Agreements from all obligations, commitments, liabilities or claims arising thereunder.

* * *

          IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed either individually or by their respective authorized officers as of the day and year first above written.

BUYER :

NORDSON CORPORATION

By:
Name:
Title:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

COMPANY :

VP ACQUISITION HOLDINGS, INC.

By:
Name:
Title:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

STOCKHOLDERS :

AMERICAN CAPITAL, LTD.

By:
Name:
Title:

AMERICAN CAPITAL EQUITY I, LLC

By:	American Capital Equity Management,
LLC, its Manager

By:
Name:
Title:

AMERICAN CAPITAL EQUITY II, LP

By:	American Capital Equity Management II,
LLC, its General Partner

By:
Name:
Title:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

STOCKHOLDERS (cont.):

Jim Pisula

Address:

Jeff Jensen

Address:

Bruce Williams

Address:

John Gibson

Address:

Charles Philipp

Address:

[Additional Signature Pages Follow]

[Signature Page to Stock Purchase Agreement]

OPTIONHOLDERS :

Bruce Williams

Address:

John Gibson

Address:

Charles Philipp

Address:

Terry Gibbons

Address:

[Additional Signature Page Follows]

[Signature Page to Stock Purchase Agreement]

SECURITYHOLDER REPRESENTATIVE :

AMERICAN CAPITAL, LTD., solely in its capacity as Securityholder Representative

By:
Name:
Title:

[Signature Page to Stock Purchase Agreement]

Exhibit A

Initial Securityholder Allocation

Names	Initial Securityholder Allocation (%)1	Estimated Purchase Price ($)2	Reserve Account ($)3
American Capital, Ltd.	50.2937%		$502,936.82
American Capital Equity I, LLC	25.8791%		$258,791.20
American Capital Equity II, LP	10.0943%		$100,943.30
Jeff Jensen	0.8136%		$8,136.49
Jim Pisula	1.0171%		$10,170.61
Terry Gibbons	1.8002%		$18,001.98
John Gibson	2.5172%		$25,172.26
Charles Philipp	2.0901%		$20,900.61
Bruce Williams	5.4947%		$54,946.73
TOTAL	100.0%	$	$1,000,000.00

1.	Subject to adjustment as set forth in the definition of “Security Allocation Percentage” and Section 11.04.
2.	Subject to adjustment pursuant to Section 2.04.
3.	Amounts subject to increase pursuant to Section 2.05.

Exhibit B

Transaction Expenses4

4	To be provided at least 2 Business Days prior to the Closing Date.

Exhibit C

Securityholders Party to Joinder Agreements

Jeff Jensen

Exhibit D

Joinder Agreement

Schedule 1.01

Persons With Knowledge

Bruce Williams

Terry Gibbons

John Gibson

Chuck Philipp

Schedule 2.01(f)

Net Working Capital

None.

Schedule 2.03(b)(v)

Indebtedness to be Repaid1

Indebtedness to ACAS and its affiliates.

1	To be provided at least 2 Business Days prior to the Closing Date.

Schedule 9.01(c)

Required Consents

None.

Schedule 9.01(d)

Governmental Approvals

The Anti-Trust Approvals.

General Information

EDGAR File Number	000-07977

Filing Date	Sept 09, 2011 08:33:42

Filer (CIK)	NORDSON CORP~0000072331

EDGAR Form Family	Form 10-Q Quarterly Reports

Period Date	Jul 31, 2011

Industry(SIC)	General Industrial Machinery & Equipment, NEC [3569]

Form Type	Form 10-Q